Exhibit 10.1

EXECUTION VERSION

Dated	07 March 2022

MAJORITY SHARE PURCHASE AGREEMENT

related to

GRP (Jersey) Holdco Limited

between

(1) THE MANAGEMENT VENDORS

(2) THE INSTITUTIONAL VENDORS

(3) THE OTHER VENDORS

(together, as Vendors)

and

(4) BROWN & BROWN UK HOLDCO LIMITED

(as Purchaser)

and

(5) Brown & Brown, Inc.

(as Purchaser’s Guarantor)

110 Bishopsgate, London EC2N 4AY

T: +44 20 7280 2000 F: +44 20 7280 2001

Table of Contents

1.	Definitions and Interpretation	1
2.	Sale of Shares	18
3.	Consideration	19
4.	Leakage	21
5.	Conditions to Completion	26
6.	Period Before Completion	31
7.	Group Minority Shareholder Cash-Out	33
8.	Completion	36
9.	Post-Completion Obligations	38
10.	Restrictive Covenants	39
11.	Warranties of the Vendors	42
12.	Limitation of Liability	43
13.	Undertakings and Warranties of the Purchaser	45
14.	Purchaser’s Guarantor	46
15.	Voting Power of Attorney	47
16.	Management Vendors’ Representative	49
17.	Other Vendors’ Representative	50
18.	Confidentiality and Announcements	50
19.	Further Assurance	52
20.	Entire Agreement and Remedies	52
21.	Post-Completion Effect of Agreement	53
22.	Waiver and Variation	53
23.	Invalidity	54
24.	Assignment and Successors	54

- i -

25.	Payments and Set Off	55
26.	Notices	55
27.	Costs	58
28.	Rights of Third Parties	58
29.	Redaction	58
30.	Independent Legal Advice	59
31.	No partnership or agency	59
32.	Counterparts	59
33.	Governing Law and Jurisdiction	59
34.	Process Agent	59

Schedules

1.	Particulars of the Vendors	61
	Part 1 The Management Vendors	61
	Part 2 The Institutional Vendors	63
	Part 3 The Other Vendors	64
2.	Conduct of Business Prior to Completion	66
3.	Completion Obligations	72
4.	Group Subsidiaries	76
5.	Existing PIBs	241
6.	FCA Regulated Entities	244
7.	Group Minority Interests Schedule	246

- ii -

THIS AGREEMENT is made on	March 2022

BETWEEN

(1)
THE MANAGEMENT VENDORS details of whom are set out in Part 1 of Schedule 1 (the “Management Vendors”);
(2)
TOSCA PENTA ENDEAVOUR LIMITED PARTNERSHIP details of which are set out in Part 2 of Schedule 1 (“Tosca Penta”);
(3)
GRP (JERSEY) TOPCO LIMITED details of which are set out in Part 2 of Schedule 1 (“Searchlight” and, together with Tosca Penta, the “Institutional Vendors”);
(4)
THE OTHER VENDORS details of whom are set out in Part 3 of Schedule 1 (the “Other Vendors”);
(5)
BROWN & BROWN UK HOLDCO LIMITED, a company incorporated in England and Wales with registered number 13956051 and having its registered office at The Scalpel, 18th Floor, 52 Lime Street, London EC3M 7AF (the “Purchaser”); and
(6)
BROWN & BROWN, INC., a company incorporated and registered in Florida with EIN 59-0864469 which has its principal executive offices at 300 North Beach Street, Daytona Beach, Florida 32114 (“B&B” or the “Purchaser’s Guarantor”).

WHEREAS

(a)
Each Vendor legally and (other than those Vendors that are trusts) beneficially holds such number of Shares as is set out against its name in Schedule 1.
(b)
The Minority Vendors hold legal and beneficial title to the Minority Shares.
(c)
Each Vendor wishes to sell such Shares set out against its name in Schedule 1 and the Purchaser wishes to acquire such Shares subject to the terms of this Agreement. The legal and beneficial interest in the Minority Shares shall be acquired by the Purchaser on Completion pursuant to the terms of the Minority SPA. The Shares and the Minority Shares together comprise the entire issued share capital of the Company.
(d)
The Purchaser’s Guarantor has agreed to guarantee all of the Purchaser’s obligations and liabilities under this Agreement.

IT IS AGREED THAT

1.
Definitions and Interpretation

1.1 In this Agreement:

“A Ordinary Shares”	means the A ordinary shares of £0.01 each in the capital of the Company;

“Accounts”	has the meaning given in the Management Warranty Deed;
“Affiliate”

means:

(a) in relation to an Institutional Vendor:

(i) any Fund of which: (i) that Institutional Vendor (or any group undertaking of, or any (direct or indirect) shareholder in, the Institutional Vendor); or (ii) that Institutional Vendor’s (or any group undertaking of, or any (direct or indirect) shareholder in, that Institutional Vendor) general partner, trustee, nominee, adviser or manager, is a general partner, trustee, nominee, adviser or manager of (or any group undertaking of such general partner, trustee, nominee, adviser or manager, is a general partner, trustee, nominee, adviser or manager of) or any subsidiary of such Fund;

(ii) any group undertaking of (a) that Institutional Vendor, (b) any (direct or indirect) shareholder in that Institutional Vendor, or of that Institutional Vendor’s, or (c) any (direct or indirect) shareholder in that Institutional Vendor’s general partner, trustee, nominee, adviser or manager (excluding any portfolio company thereof and, for the avoidance of doubt, excluding the Group); and

(iii) any general partner, limited partner, trustee, nominee, operator, arranger or manager of, adviser to, or holder of interests (whether directly or indirectly) in, that Institutional Vendor, or in any (direct or indirect) shareholder in that Institutional Vendor (or of, to or in any group undertaking of that Institutional Vendor, or of any (direct or indirect) shareholder in that Institutional Vendor) or of, to or in any Fund referred to in (i) above or of, to or in any group undertaking referred to in (ii) above; and

(b) in relation to any other person (other than the Institutional Vendors or their Affiliates), any subsidiary or holding company of such body corporate, and any subsidiary of any such holding company, in each case from time to time, save that for the avoidance of doubt Toscafund Asset Management LLP shall not be or be deemed to be an Affiliate of Tosca Penta or Penta Capital LLP;

“Agreed Form”	means, in relation to a document, the form of that document initialled (or otherwise agreed by exchange of emails) by the Vendors’ Solicitors and the Purchaser’s Solicitors for identification;
“AH”	means Andrew Homer, whose address is set out in Part 3 of Schedule 1;
“Announcement”	means the announcement, in the Agreed Form, to be issued by or on behalf of the Purchaser on Completion;
“Applications”	means the FCA Application, the SRA Application and the JCRA Application;
“Articles”	means the Company’s memorandum and articles of association, as amended from time to time;
“Authority”

means any competent governmental, administrative, supervisory, regulatory, judicial, determinative, disciplinary, enforcement or tax raising body, authority, agency, board, department, court or tribunal of any jurisdiction and whether supranational, national, regional or local;

“B Ordinary Shares”	means the B ordinary shares of £0.01 each in the capital of the Company;
“B&B Shares”	means shares of common stock, par value USD 0.10 per share, of B&B;
“Business Day”	means a day (other than a Saturday or Sunday) on which banks in the City of London and Jersey are open for ordinary banking business;
“C Ordinary Shares”	means the C ordinary shares of £0.01 each in the capital of the Company;
“Claims”	has the meaning given in Clause 12.1 and “Claim” shall be construed accordingly;
“Company”	means GRP (Jersey) Holdco Limited, a company incorporated in Jersey with registered number 130833 and having its registered office at 47 Esplanade, St. Helier, JE1 0BD, Jersey;
“Company Bank Account”	means the Group Company bank account that the Management Vendors shall notify to the Purchaser in writing at least seven Business Days before the relevant due date for payment;

“Competing Business”	means any business which competes with any business carried on by the Group at Completion;
“Completion”

means completion of the sale and purchase of the Shares in accordance with Clause 8 of this Agreement and completion of the sale and purchase of the Minority Shares in accordance with the terms of the Minority SPA;

“Completion Date”	has the meaning given in Clause 8.1;
“Completion Payments Schedule”	has the meaning given in Clause 8.2;
“Conditions”	means the FCA Condition, the SRA Condition and the JCRA Condition;
“Confidential Information”	has the meaning given in Clause 18.1(a);
“Connected Person”

means (provided always that no Vendor shall be deemed to be a Connected Person of (i) any other Vendor or Minority Vendor or (ii) any member of the Group or the Purchaser Group):

(a) in relation to an Institutional Vendor, that Institutional Vendor’s Group;

(b) in relation to the Management Vendors and the Other Vendors which are natural persons, (i) that Vendor’s family members or co-habitees; (ii) a company or a partnership of which that Vendor is a director or partner or holds an interest in; and (iii) a trustee from time to time of a trust the beneficiaries of which include that Vendor and/or his or her spouse or civil partner, co-habitees, child or step-child or partner; and

(c) in relation to the Other Vendors which are trusts, the trustees and beneficiaries from time to time of that Vendor,

other than in each case (A) a company listed on any recognised stock exchange in which such Vendor or any of such Vendor’s Connected Persons holds or is interested in no more than five per cent. of the issued share capital and (B) any other party to any investment agreement entered into by the Vendors in relation to the Company or any other arrangements implemented thereto;

“Consideration”	has the meaning given in Clause 3.2;

“Consideration Shares”	the B&B Shares to be issued to the Securities Vendors pursuant to Clause 3.3(b);
“CTA 2010”	means the Corporation Tax Act 2010;
“D Ordinary Shares”	means the D ordinary shares of £0.01 each in the capital of the Company;
“D&O Insurance”	has the meaning given in Clause 13.3;
“Daily Rate”	has the meaning given in Clause 3.1(b);
“Data Room”	has the meaning given to it in the Management Warranty Deed;
“DM”	means David Margrett, whose address is set out in Part 3 of Schedule 1;
“Employee Tax”

means any income tax for which the relevant employing company is obliged to account under PAYE and any employee national insurance contributions and, if applicable, employee health and social care levy (and any similar Taxes imposed in the place of or in addition thereto), and the equivalents in any jurisdiction outside the United Kingdom;

“Employer Tax”

means any employer national insurance contributions and, if applicable, any Apprenticeship Levy and/or employer health and social care levy (and any similar Taxes imposed in the place of or in addition thereto), and the equivalents in any jurisdiction outside the United Kingdom;

“Encumbrance”

means any interest or equity of any person (including any right to acquire, option or right of pre-emption), any mortgage, charge, pledge, lien, assignment, hypothecation, security interest (including any created by Law), title retention or other security agreement or arrangement;

“Escrow Account”

means the interest bearing deposit account held with the Escrow Agent to be opened prior to Completion in the name of the Purchaser, Searchlight, Tosca Penta and the Management Vendors’ Representative for the purposes of holding the Escrow Amount on deposit in accordance with this Agreement and the Escrow Agreement;

“Escrow Agent”

means such escrow agent as is agreed by Searchlight, Tosca Penta, the Management Vendors’ Representative and the Purchaser after the date of this Agreement and prior to Completion in accordance with Clause 7.3;

“Escrow Agreed Claim Amount”	has the meaning given in Clause 7.6;
“Escrow Agreement”	means an escrow agreement between the Escrow Agent, Searchlight, Tosca Penta, the Management Vendors’ Representative and the Purchaser, to be entered into in accordance with Clause 7.3;
“Escrow Amount”

means the higher of:

(a) 125 per cent. of the aggregate amount of Minority Shareholder Consideration in respect of any Outstanding Minority Shareholder; or

(b) if the disputed amount of Minority Shareholder Consideration in respect of any Outstanding Minority Shareholder claimed by the Outstanding Minority Shareholder is in excess of such percentage, such percentage as the Purchaser, Searchlight, Tosca Penta and the Management Vendors’ Representative shall agree, acting reasonably and in good faith, in each case together with a good faith estimate of the costs, fees and expenses to be incurred by the Group in respect of the relevant dispute;

“Escrow Claim”	has the meaning given in Clause 7.5;
“Escrow Release Date”	means the date falling 10 Business Days following the final Outstanding Minority Shareholder to become subject to an Escrow Settlement;
“Escrow Settlement”	has the meaning given in Clause 7.5;
"Exchange Rate”

means, on a given day, the closing mid-spot rate of exchange between Pounds Sterling (GBP/£) and the US Dollar (USD/$) on the Business Day immediately prior to that date as published in the London Financial Times;

“Excluded Subsidiary”	means KMGC Limited;

“Executive Employee”

means:

(a) an employee of the Group in the executive team with the following job title: Group Chief Executive Officer, Chief Financial Officer, CEO Underwriting, Group Head of M&A, Chief Risk Officer and General Counsel, Chief Operating Officer or CEO Retail;

(b) a senior employee with aggregate annual remuneration of more than £150,000; or

(c) any Restricted Employee;

“Existing Facilities”	means the facilities made available to the Group pursuant to the Existing Facilities Agreement;
“Existing Facilities Agreement”

means the amended and restated credit facility agreement dated 19 May 2021, a copy of which is included at document 12.1.1 of the Data Room as may be amended and extended after the date of this Agreement in accordance with Clause 6.3(j);

“Existing Facilities Security”

means each of the security agreements, mortgages, collateral assignments, pledge agreements or other similar agreements delivered to the security agent (or equivalent) under the Existing Facilities Agreement and each of the other agreements, instruments or documents that creates or purports to create a lien in favour of the security agent (or equivalent) (for the benefit of the secured parties) and/or the secured parties under the Existing Facilities Agreement;

“Existing AH PIB”	has the meaning given in Clause 10.10(d);
“Existing PC PIB”	has the meaning given in Clause 10.10(a);
“Existing Share Classes”	means the classes of A Ordinary Shares, B Ordinary Shares, C Ordinary Shares, D Ordinary Shares and Preference Shares;
“Fairly Disclosed”	has the meaning given to it in the Management Warranty Deed;
“FCA”	means the United Kingdom Financial Conduct Authority or its successor entities;
“FCA Application”	means the application(s) to be submitted to the FCA in connection with the satisfaction of the FCA Condition;
“FCA Condition”	has the meaning given in Clause 5.1(a);

“FCA Regulated Entities”	means the Group Companies listed at Schedule 6;
“FSMA”

means the Financial Services and Markets Act 2000 as amended (for the avoidance of doubt, references to FSMA shall be read, where applicable, with the Financial Services and Markets Act 2000 (Controller) (Exemptions) Order 2009 (SI 2009/774));

“Fund”

means:

(a) any fund, bank, company, unit trust, investment trust, investment company, limited, general or other partnership, industrial provident or friendly society, any collective investment scheme (as defined by the FSMA), any investment professional (as defined in article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2005 (the "FPO")), any high-net-worth company, unincorporated association or partnership (as defined in article 49(2) of the FPO) or any high value trust (as defined in article 49(6) of the FPO);

(b) any pension fund or insurance company or any person who is an authorised person under the FSMA; or

(c) any person, trust, or fund holding shares for investment purposes;

“Galaxy Contingent Consideration”

means the amount payable pursuant to the terms of the sale and purchase agreement dated 2 February 2020 relating to the sale of Global Risk Partners Limited, such amount being £15,000,000 in aggregate;

“Governmental Entity”

means any person, supra national, national, state, municipal or local government (including any subdivision, court, administrative agency or commission or other authority thereof) or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority including the Central Bank of Ireland, the FCA, the SRA, the JCRA and Lloyds;

“Group”	means the Company and each of its subsidiaries from time to time;
“Group Company”	means any member of the Group;
“Group Equity Value”	has the meaning given in Clause 3.1;

“Group Minority Shareholder”

means a person which is not a Group Company which holds (or holds an interest in) any shares or other securities of a Group Minority Subsidiary, including but not limited to those persons set out in the Group Minority Shareholder Interests Schedule;

“Group Minority Shareholder Cash-Out”

means the transfer by the Group Minority Shareholders of the Group Minority Shareholder Interests to the applicable Group Company pursuant to the Group Minority Shareholder Irrevocable Undertakings (or otherwise in accordance with Clause 7.2 or Clause 7.3), conditional upon and simultaneously with Completion;

“Group Minority Shareholder Confirmation Date”	has the meaning given in Clause 7.1(b);
“Group Minority Shareholder Consideration”

means the amount payable by a Group Company to purchase Group Minority Shareholder Interests pursuant to the Group Minority Shareholder Irrevocable Undertakings (or otherwise in accordance with Clause 7.2 or Clause 7.3);

“Group Minority Shareholder Interests”

means shares or other securities (or any interests in shares or other securities) held in any Group Minority Subsidiary by a Group Minority Shareholder, as set out next to the relevant Group Minority Shareholder’s name in the Group Minority Shareholder Interests Schedule;

“Group Minority Shareholder Interests Schedule”	means Schedule 7;
“Group Minority Shareholder Loan”

means a loan advanced by the Group for the benefit of a Group Minority Shareholder in order to finance the acquisition by or on behalf of that Group Minority Shareholder of Group Minority Shareholder Interests, which is outstanding at the Completion Date;

“Group Minority Shareholder Irrevocable Undertakings”

means irrevocable undertakings from Group Minority Shareholders to each of (i) the Company and (ii) the applicable Group Minority Subsidiary, the form of which is in the Agreed Form (and “Group Minority Shareholder Irrevocable Undertaking” shall be construed accordingly);

“Group Minority Subsidiary”

means any Group Subsidiary, other than the Excluded Subsidiary, whose shares are not wholly owned by the Company or another Group Subsidiary, a list of which is set out in the Group Minority Shareholder Interests Schedule;

“Group Subsidiary”	means each company being set out in Schedule 4 which is a direct or indirect subsidiary of the Company as at the date of this Agreement;
“Institutional Vendor’s Group”	means an Institutional Vendor and each of its Affiliates excluding, for the avoidance of doubt, the Group Companies;
“Insurance Broking Accounts”	means the bank accounts held in the name of any Group Company which are used for the purposes of handling policyholder monies in respect of insurance policies incepted by the business of the Group;
“Intermediary Agreement”	has the meaning given to it in the Management Warranty Deed;
“Investment Directors”	means Heber Ramos de Freitas Junior, Andrew Scott Frey, Oliver Haarmann, Gordon Douglas McCallum and Steven Scott (and “Investment Director” shall be construed accordingly);
“Irish Group Entities”

means each of the following:

(a) Crotty Insurance Brokers Limited, a company incorporated under the laws of Ireland with registered number 217756;

(b) Global Risk Partners Intermediary Limited, a company incorporated under the laws of Ireland with registered number 635016; and

(c) Martin Insurance Limited, a company incorporated under the laws of Ireland with registered number 76127;

“Issue Price”	means the average closing price per B&B Share listed on the New York Stock Exchange for the 5 trading day period ending the trading day prior to Completion as determined by the Purchaser;
“JCRA”	means the Jersey Competition Regulatory Authority;
“JCRA Application”	means the application(s) to be submitted to the Jersey Competition Regulatory Authority in connection with the satisfaction of the JCRA Condition;

“JCRA Condition”	has the meaning given in Clause 5.1(c);
“JCRA Date”

means the date on which a final application is submitted to the JCRA in respect of GRP Retail Holdco Limited's proposed acquisition of 80 per cent. of the entire issued share capital of HFIS Limited, or, if later, the date on which the Vendors provide the Purchaser with a copy of such application to the JCRA;

“Laws”

means all applicable legislation, statutes, ordinances, directives, regulations, judgments, decisions, decrees, orders, instruments, by-laws, rules and other legislative measures or decisions having the force of law, treaties, conventions and other agreements between states, or between states and the European Union or other supranational bodies, rules of common law, customary law and equity and all civil or other codes and all other laws of, or having effect in, any applicable jurisdiction from time to time including the rules and regulations of any Governmental Entity;

“Lender’s Agent’s Account”	means the bank account that the Vendors shall notify to the Purchaser in writing at least seven Business Days before the relevant due date for payment;
“Licences”	has the meaning given to it in the Management Warranty Deed;
“Leakage”	has the meaning given in Clause 4.6;
“Locked Box Accounts”

means the unaudited consolidated accounts of the Group as at the Locked Box Date included in the Data Room at documents 13.1.5.1 (balance sheet for net debt), 3.1 (quality of earnings schedule) and 13.1.22.1 (reported net debt);

“Locked Box Date”	means 31 December 2021;
“Locked Box Schedule”	means the schedule in the Agreed Form setting out the financial adjustments agreed between Searchlight, the Management Vendors’ Representative and the Purchaser to supplement the Locked Box Accounts;

“Long Stop Date”

means 11:59pm (London time) on: (i) where the Purchaser receives written confirmation from the FCA that a case officer has been appointed in respect of the FCA Application (a “Case Officer Appointment Confirmation”) within two weeks of the date of submission of the FCA Application, the date falling 9 (nine) months from the date of this Agreement; or (ii) where the Purchaser does not receive a Case Officer Appointment Confirmation within two weeks of the date of submission of the FCA Application, the date falling 9 (nine) months from the date on which the Purchaser receives a Case Officer Appointment Confirmation; or (iii) such other date as Searchlight and the Management Vendors’ Representative and the Purchaser may agree in writing;

“Losses”	means all costs, losses, liabilities, damages, claims, demands, proceedings, expenses, penalties and legal and other professional fees;
“Long Term Incentive Plans”	means agreements between the Group Companies and various employees pursuant to which payments will become due on Completion, details of which are set out in the Data Room at document 13.5.1;
“Long Term Incentive Plan Consideration”	has the meaning given in Clause 4.7(q);
“Management Accounts”	has the meaning given to it in the Management Warranty Deed;
“Management Vendors’ Representative”	has the meaning given in Clause 16.1;
“Management Warranty Deed”	means the management warranty deed entered into on the date of this Agreement between the Warrantors and the Purchaser;

“Material Contract”

means any written contract of any Group Company which:

(a) generates operating income or cash flow exceeding, or which could result in a liability of the Group of an amount exceeding £1,000,000 in aggregate;

(b) restricts the ability of the Group to conduct its business in the future to a material extent;

(c) contains an obligation or other liability that cannot be terminated on notice of less than 12 months or involves a prepayment or termination fee or penalty in an amount of at least £1,000,000; or

(d) relates to an arrangement or transaction which is of an unusual or onerous or long-term nature, or outside the normal course of the business of the relevant Group Company as previously carried on, or otherwise than on arm’s length terms and for full and proper consideration;

“Material Insurance Contract”	has the meaning given to it in paragraph 5 of Schedule 2 to the Management Warranty Deed;
“Material Supplier”	means any supplier that supplies goods or services to a Group Company in respect of which aggregate expenditure by the Group in the previous 12 months exceeded £1,000,000;
“Minority Shares”	means those shares in the capital of the Company that do not comprise the Shares, details of which are set out in the Minority SPA;
“Minority SPA”	means the sale and purchase agreement, in the Agreed Form, dealing with the Minority Shares to be entered into on Completion between the Purchaser and the Minority Vendors;
“Minority Vendor”	has the meaning given to it in the Minority SPA;
“Notified Leakage Amount”	has the meaning given in Clause 4.8;
“Ordinary Shares”	means the A Ordinary Shares, B Ordinary Shares, C Ordinary Shares and D Ordinary Shares;
“Other Vendors’ Representative”	has the meaning given in Clause 17.1;

“Outstanding Minority Shareholder”	has the meaning given in Clause 7.1(c)(ii);
“Pay-Off Amount”

means the amount required on or immediately following Completion to: (a) discharge all amounts owed by any Group Company under the Existing Facilities (including principal, interest, prepayment fees, lender adviser costs, break costs and penalties) and any associated hedging arrangements and (b) to release all Existing Facilities Security;

“Paying Agent”	means Lucid Agency & Trustee Services Limited or such other Paying Agent as the Vendors shall notify to the Purchaser in writing at least seven Business Days before the relevant due date for payment;
“Paying Agent’s Bank Account”	means the bank account that the Vendors shall notify to the Purchaser in writing at least seven Business Days before the relevant due date for payment;
“PC”	means Peter Cullum, whose address is set out in Part 3 of Schedule 1;
“Permitted Acquisition Notification”	has the meaning given in Clause 6.5;
“Permitted Acquisitions”

means:

(a) the Pre-Signing Acquisitions; and

(b) the acquisition by any Group Company of one or more of the targets identified in the Locked Box Schedule, as updated from time to time pursuant to a Permitted Acquisition Notification,

(and “Permitted Acquisition” shall be construed accordingly);

“Permitted Investment Business”	has the meaning given in Clause 10.10(a);
“Permitted Leakage”	has the meaning given in Clause 4.7;
“Pre-Signing Acquisition”

means an acquisition in respect of which any Group Company has entered into an acquisition agreement after the Locked Box Date and prior to the date of this Agreement and set out in the Data Room at documents 1.6.18, 1.6.19 and 1.6.20 (and “Pre-Signing Acquisitions” shall be construed accordingly);

“Preference Dividend”	has the meaning given to such term in the Articles;
“Preference Share Amount”	means the aggregate amount of the principal subscription value of all of the Preference Shares in issue, being, as at the date of this Agreement, £267,624,107;
“Preference Share Coupon Amount”	means all accrued (including compounded) and unpaid Preference Dividends on the Preference Shares as at Completion;
“Prospective Engagement”	has the meaning given in Clause 10.10(e);
“Preference Shares”	means the preference shares of £0.000001 each in the capital of the Company;
“Purchaser Conditions”	means the FCA Condition and the SRA Condition;
“Purchaser Group”	means the Purchaser and each of its Affiliates including, for the avoidance of doubt, the Group Companies from Completion;
“Purchaser Guaranteed Obligations”	has the meaning given in Clause 14.1(a);
“Purchaser’s Relief”	has the meaning given in the Tax Schedule;
“Put/Call Option Provisions”

means the provisions in the articles of association of, or any shareholders’ agreement (or similar agreement) relating to, any Group Minority Subsidiary, under which a Group Minority Shareholder is granted a put option to sell to a Group Company, and a Group Company is granted a call option to purchase from the Group Minority Shareholder, the Group Minority Shareholder Interests, including relevant valuation mechanics;

“Relevant Amount”	has the meaning given in Clause 3.3(b)(i);
“Relevant Business”	has the meaning given in Clause 10.6;
“Representatives”	means, in relation to a party, its Affiliates and their respective directors, officers, partners, members, employees, contingent workers, agents, insurers, insurance brokers, consultants and advisers;
“Resigning Directors”	has the meaning given in Clause 13.1;

“Restricted Employee”

means each of:

(a) Michael Bruce, Philip Rock, Clive Nathan, Stephen Ross, Andrew Hunter, Steven Anson, Duncan Carter, Peter Cullum, Chris Sime, Neil Thornton, Chris Haggart, Claire Ladhani (Langridge), Stuart Grieb; and

(b) each Minority Vendor.

“Restricted Parties”	has the meaning given in Clause 10.3 (and “Restricted Party” shall be construed accordingly);
“Retention Bonuses”	means the retention bonuses payable by the Group Company to the persons notified in accordance with Clause 8.2(d) (for the avoidance of doubt inclusive of any Employee Tax thereon);
“Reverse Ticker Amount”

an amount equal to 3 per cent. on the relevant Leakage multiplied by the number of days from (and excluding) the date on which such Leakage actually left the Group to (and including) the Completion Date (or if earlier, the date that the relevant Leakage is repaid to the Group) divided by 365, provided that any Leakage in respect of (i) Transaction Costs; (ii) Retention Bonuses; and (iii) Long Term Incentive Plan Consideration (in each case irrespective of any caps set out in Clause 4.7 for the purposes of Permitted Leakage) paid on or about the Completion Date shall be disregarded for these purposes;

“Searchlight Management Fee”	has the meaning given in Clause 4.7(l);
“Securities Vendor”	has the meaning given in Clause 3.3(a);
“Shares”	means those shares to be sold pursuant to this Agreement, details of which are set out in Schedule 1 set opposite each Vendor’s name;
“SRA”	means the United Kingdom’s Solicitors Regulation Authority or its successor entities;
“SRA Application”	means the application(s) to be submitted to the SRA in connection with the satisfaction of the SRA Condition;
“SRA Condition”	has the meaning given in Clause 5.1(b);
“SRA Regulated Entity”	means Landlord Action Ltd (Company No: 08067511);

“Surviving Provisions”	means Clauses 1, 18 and 22 to 34 (inclusive);
“Tax”

means:

(a) all forms of tax, levy, impost, contribution, duty, liability and charge in the nature of taxation (including payment under the Corporation Tax (Instalment Payments) Regulations 1998) and all related withholdings or deductions of any nature (including, for the avoidance of doubt, VAT, Employer Tax and Employee Tax in the United Kingdom and corresponding obligations elsewhere) regardless of where such liability arises and the person who is primarily liable for such amounts; and

(b) all related fines, penalties, charges and interest,

imposed or collected by a Tax Authority (and “Taxes” and “Taxation” shall be construed accordingly);

“Tax Authority”

means HM Revenue & Customs and any other taxing or other governmental (local or central), state or municipal authority (whether within or outside the United Kingdom) competent to impose a liability for or to collect Tax;

“Tax Schedule”	has the meaning given in the Management Warranty Deed;
“Tosca Penta Management Fee”	has the meaning given in Clause 4.7(m);
“Total Preference Share Amount”	means the aggregate of the Preference Share Amount and the Preference Share Coupon Amount payable to the holders of the Preference Shares;
“Transaction”	means the transactions contemplated by this Agreement and/or the other Transaction Documents or any part thereof;
“Transaction Costs”	has the meaning given in Clause 4.7(e);
“Transaction Documents”

means this Agreement, the Management Warranty Deed, the Disclosure Letter (as defined in the Management Warranty Deed), the Minority SPA, the Group Minority Shareholder Irrevocable Undertakings (and any documents entered into pursuant thereto), and any other document to be delivered on Completion;

“Treasury Shares”	means 745,891 Preference Shares, 2,370 B Ordinary Shares and 2,500 D Ordinary Shares held in treasury by the Company;

“Trust Vendors”	means The Peter Cullum Discretionary Settlement Trust and The Margrett Family Trust 2019;
“Unissued Sweet Equity”

means the 3,800 unissued and unallocated C Ordinary Shares that will remain unissued and unallocated between the date of this Agreement and Completion and for which the Company is under no (contingent or non-contingent) obligation to issue or allocate such C Ordinary Shares;

“VAT”	means, in the United Kingdom, value added tax and, elsewhere, any equivalent tax;
“Vendors”	means together the Institutional Vendors, the Management Vendors and the Other Vendors (each a “Vendor”);
“Vendors’ Solicitors”	means Proskauer Rose (UK) LLP of 110 Bishopsgate, London EC2N 4AY;
“W&I Insurer”	means RSG Transactional Risks Europe as coverholder for and on behalf of the underwriters;
“W&I Policy”	has the meaning given in the Management Warranty Deed;
“Warrantors”	has the meaning given in the Management Warranty Deed; and
“Working Hours”	means 9:30 a.m. to 5:30 p.m. on a Business Day.

1.2 In this Agreement:

(a)
“holding company” and “subsidiary” mean “holding company” and “subsidiary” respectively as defined in section 1159 of the Companies Act 2006 and “subsidiary undertaking” means “subsidiary undertaking” as defined in section 1162 of the Companies Act 2006;
(b)
every reference to a particular Law shall be construed also as a reference to all other Laws made under the Law referred to and to all such Laws as amended, re-enacted, consolidated or replaced or as their application or interpretation is affected by other Laws from time to time and whether before or after Completion provided that, as between the parties, no such amendment or modification shall apply for the purposes of this Agreement to the extent that it would impose any new or extended obligation, liability or restriction on, or otherwise adversely affect the rights of, any party;
(c)
references to clauses and schedules are references to Clauses of and Schedules to this Agreement, references to paragraphs are references to paragraphs of the Schedule in which the reference appears and references to this Agreement include the Schedules;
(d)
references to the singular shall include the plural and vice versa and references to one gender include any other gender;

(e)
references to a “party” means a party to this Agreement and includes its successors in title, personal representatives and permitted assigns;
(f)
references to a “person” includes any individual, partnership, body corporate, corporation sole or aggregate, state or agency of a state, and any unincorporated association or organisation, in each case whether or not having separate legal personality;
(g)
references to a “company” includes any company, corporation or other body corporate wherever and however incorporated or established;
(h)
references to “sterling”, “pounds sterling” or “£” are references to the lawful currency from time to time of the United Kingdom;
(i)
references to “USD”, “Dollars” or “$” are references to the lawful currency from time to time of the United States of America;
(j)
references to times of the day are to London time unless otherwise stated;
(k)
references to writing shall include any modes of reproducing words in a legible and non-transitory form;
(l)
references to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court official or any other legal concept or thing shall in respect of any jurisdiction other than England be deemed to include what most nearly approximates in that jurisdiction to the English legal term;
(m)
words introduced by the word “other” shall not be given a restrictive meaning because they are preceded by words referring to a particular class of acts, matters or things;
(n)
general words shall not be given a restrictive meaning because they are followed by words which are particular examples of the acts, matters or things covered by the general words and the words “includes” and “including” shall be construed without limitation;
(o)
a procuring obligation, where used in the context of a Vendor, means that the Vendor undertakes to exercise its voting rights and use such powers as are vested in that Vendor from time to time as a shareholder of the Company, to ensure compliance with that obligation so far as the Vendor is reasonably able to do so, provided that a Vendor shall not be obliged to take or refrain from taking any action: (i) which would incur any additional personal cost or liability on such Vendor (in each case, which it is not otherwise required to pursuant to this Agreement); (ii) to waive his contractual rights (save to the extent expressly stated otherwise); or (iii) to breach any legal or fiduciary duty any Vendor may have as a director or officer of any Group Company; and
(p)
nothing in this Agreement shall require an Investment Director to take or refrain from taking any action: (i) which would incur any personal cost or liability on such Investment Director (in each case, which it is not otherwise required to pursuant to this Agreement); (ii) to waive his contractual rights; or (iii) to breach any legal or fiduciary duty any Investment Director may have as a director or officer of any Group Company.

1.3 The headings and sub-headings in this Agreement are inserted for convenience only and shall not affect the construction of this Agreement.

1.4 Each of the schedules to this Agreement shall form part of this Agreement.

1.5 References to this Agreement include this Agreement as amended or varied in accordance with its terms.

1.6 All warranties, covenants, agreements and obligations given or entered into by more than one Vendor under this Agreement are given or entered into severally and not jointly or jointly and severally and accordingly the liability of each Vendor in respect of any breach of any such obligation, undertaking or liability shall extend only to any loss or damage arising from its own breach.

2.
Sale of Shares

2.1 On the terms set out in this Agreement each Vendor shall sell and the Purchaser shall purchase, in each case with effect from Completion, the Shares set forth against such Vendor’s name in Schedule 1, free from all Encumbrances, together with all rights and advantages attaching or accruing to such Shares as at Completion, including any dividends or distributions declared, made or paid on the Shares on or after Completion, which shall belong to the Purchaser.

2.2 Immediately prior to Completion, each Vendor irrevocably waives all rights of pre-emption or other rights or restriction on transfer in respect of the Shares conferred on it under the Articles or otherwise and undertakes to take such steps necessary to ensure that any such rights or restrictions over such Shares are waived immediately prior to Completion.

3.
Consideration

3.1 The aggregate equity value attributable to the Group, including all Group Minority Shareholders’ Interests, shall be calculated as:

(a)
the sum of £555,112,710.51; less
(b)
a daily amount for each day from (and excluding) the Locked Box Date to (and including) the Completion Date of £14,289.70 (the “Daily Rate”); plus
(c)
to the holders of the Preference Shares, the Total Preference Share Amount; less
(d)
an amount equal to the aggregate of all Notified Leakage Amount(s),

(together, the “Group Equity Value”).

3.2 The aggregate purchase price payable for the acquisition of the Shares pursuant to this Agreement and the acquisition of the Minority Shares pursuant to the Minority SPA (the “Consideration”) shall be:

(a)
the Group Equity Value; less
(b)
the aggregate Group Minority Shareholder Consideration which the Group is liable to pay (or has paid) to the Group Minority Shareholders pursuant to the Group Minority Shareholder Irrevocable Undertakings (or otherwise in accordance with Clause 7), in consideration for Group Minority Shareholder Cash-Out; less

(c)
any costs or expenses incurred by the Group pursuant to Clause 7.2(b); less
(d)
an amount equal to 40% of the equity value of the Excluded Subsidiary that are to be retained by the Group Minority Shareholders, calculated on the same basis as the Group Minority Shareholder Consideration received for the acquisition of shares of a member of the Group at Completion, such amount to be allocated between the Vendors and Minority Vendors as set opposite their respective names in Schedule 1 to this Agreement and schedule 1 to the Minority SPA respectively, as updated pursuant to Clause 3.6(a). For the avoidance of doubt, the repayment by a Group Minority Shareholder of principal and/or interest pursuant to a Group Minority Shareholder Loan (which the Group Minority Shareholder shall irrevocably direct, in accordance with the Group Minority Shareholder Irrevocable Undertakings (or otherwise in accordance with Clause 7), is deducted from the Group Minority Shareholder Consideration payable to them and applied on their behalf in repayment of the Group Minority Shareholder Loans) shall not be deemed to be, and shall not take effect as, an adjustment to the Consideration.

3.3 At Completion the Consideration shall be satisfied by (or on behalf of) the Purchaser as follows:

(a)
in respect of each Vendor (other than the Minority Vendors and the Management Vendors (each a "Securities Vendor")) settlement in cash in respect of an aggregate amount equal to 100 per cent. of their relevant proportion of the Consideration in cash to the Paying Agent’s Bank Account for same day value; and
(b)
in respect of each Securities Vendor:
(i)
in respect of an aggregate amount equal to 20 per cent. of their relevant proportion of the Consideration which is directly attributable to the sale of their B Ordinary Shares, C Ordinary Shares and D Ordinary Shares only (the "Relevant Amount") at sole discretion and election of the Purchaser either:

(A) arrange for the allotment and issue (at the Issue Price and credited as fully paid) to the Securities Vendors of such aggregate number of Consideration Shares as is equivalent to such Relevant Amount expressed in USD (using the Exchange Rate) in each case to be allocated in accordance with the Securities Vendors relevant proportions (in the case of fractional entitlements, rounded up to the nearest Consideration Share) in accordance with the relevant subscription agreement; or

(B) settlement in full in cash to the Paying Agent’s Bank Account for same day value; and

(ii)
settlement in cash in respect of an aggregate amount equal to 100 per cent. of their relevant proportion of the Consideration, less an amount equal to the Relevant Amount, in cash to the Paying Agent’s Bank Account for same day value, in the case of both Clauses 3.3(a) and 3.3(b):

(i)
following deduction of the Escrow Amount (if any); and
(ii)
to be allocated between the Vendors and the Minority Vendors as set opposite their respective names in the Completion Payments Schedule; and
(c)
if applicable, settlement in cash to the Escrow Account of the Escrow Amount for same day value.

3.4 Each Vendor irrevocably authorises the Purchaser to pay all cash amounts due to them under this Agreement to the Paying Agent’s Bank Account on their behalf.

3.5 The Consideration shall, subject to any further adjustment pursuant to Clause 25.2, be adopted for all Tax reporting purposes.

3.6 Not less than ten Business Days prior to the scheduled Completion Date, Searchlight shall deliver to the Purchaser, as part of the Completion Payments Schedule:

(a)
an updated schedule in the form set out in Schedule 1 to this Agreement and Schedule 1 to the Minority SPA which will be updated to include the allocation of the Consideration (including taking into account the Total Preference Share Amount and the aggregate Daily Rate and the Notified Leakage Amounts) amongst the Vendors and the Minority Vendors as at Completion; and
(b)
an updated Group Minority Shareholder Interests Schedule, updated to include the allocation of the Group Minority Shareholder Consideration amongst the Group Minority Shareholders as at Completion.

3.7 The Consideration shall be apportioned between each Vendor and each Minority Vendor as set out against their respective names in the Completion Payments Schedule as updated pursuant to Clause 3.6(a), which shall reflect the rights of each Vendor and Minority Vendor in accordance with the Articles but the Purchaser shall not be concerned with, or have any liability whatsoever with respect to, such apportionment.

4.
Leakage

4.1 Each Vendor severally:

(a)
warrants to the Purchaser in respect of itself only that, from (and excluding) the Locked Box Date up to (and including) the date of this Agreement, neither it nor any of its Connected Persons has received (which shall be deemed to include the benefit of any agreement or arrangement which is subject to limb (i) of Leakage) any Leakage other than Permitted Leakage; and
(b)
undertakes to the Purchaser that it shall procure that, in respect of itself only, during the period commencing from (but excluding) the date of this Agreement up to Completion, neither it nor any of its Connected Persons will receive (which shall be deemed to include the benefit of any agreement or arrangement which is subject to limb (i) of Leakage) any Leakage other than Permitted Leakage.

4.2 Subject to Completion occurring in accordance with the terms of this Agreement and to the remainder of this Clause 4:

(a)
in the event of a breach of Clause 4.1 by any Vendor, such Vendor shall pay to the Purchaser within 10 Business Days after the amount has been agreed by the applicable Vendor or finally determined by a court of competent jurisdiction an amount in cash equal to the aggregate amount of any Leakage (excluding, for the avoidance of doubt, any Permitted Leakage and without double counting items that qualify as Leakage pursuant to one or more limbs within the definition) actually received by or for the benefit of such Vendor and/or its Connected Persons as a result of a breach of Clause 4.1 plus the Reverse Ticker Amount (if any), which aggregate amount shall not include any VAT which is recoverable as input Tax by any member of the Purchaser Group in respect of any matter giving rise to Leakage, provided that any Leakage arising under limb 4.6(h) of that definition associated with such receipt shall be deemed to have been actually received by such Vendor (and treated as received on the date on which the Leakage occurred to which the Leakage under limb (h) of Leakage is connected); and
(b)
provided further that (i) any claim to be made by the Purchaser pursuant to this Clause 4.2 must be made in writing to the relevant Vendor(s) within six months following the Completion Date and must set out the Purchaser’s calculation of the amount and all relevant details (as far as they are known by the Purchaser at the time) and each Vendor shall cease to be under any liability whatsoever to the Purchaser in respect of all and any such claims not so notified in accordance with this sub-clause, and (ii) where the Leakage is not agreed between the Purchaser and the applicable Vendor, legal proceedings in respect of such Leakage have been issued and served within six months after the date of notice referred to above is given and legal proceedings shall not be deemed to have been started unless a statement of claim is both properly issued and validly served on the relevant Vendor.

4.3 For the avoidance of doubt, the Purchaser acknowledges and agrees that, save in the event of fraud or fraudulent misrepresentation, the sole and only remedy available to it for Leakage and a breach of the provisions of Clause 4.1 is contained in Clause 4.2 and in the event that the relevant Vendor does not satisfy a claim for Leakage made against that Vendor, the Purchaser shall not be entitled to bring a claim for Leakage against any of the other Vendors (severally or jointly) in respect of such non-satisfaction or non-payment.

4.4 The maximum aggregate liability of each Vendor severally in respect of this Clause 4 shall not exceed an amount equal to the Leakage actually received (or deemed to have been actually received pursuant to Clause 4.2) by such Vendor and any of its Connected Persons plus the Reverse Ticker Amount (if any), provided that any Leakage arising under limb 4.6(h) of that definition associated with such receipt shall be deemed to have been actually received by such Vendor.

4.5 No Vendor shall be liable under Clause 4.1 in respect of any Leakage to the extent:

(a)
that the Purchaser and/or any Group Company has recovered or received (with no obligation to repay) from some other person (other than the Purchaser or any Group Company) an amount in respect of the alleged Leakage which would otherwise have given rise to a claim under this Agreement, and in such circumstances the relevant Vendor shall have no liability in respect of such claim to the extent of the Sum Recovered. For the purposes of this Clause, “Sum Recovered” means an amount equal to the cash or quantifiable amount recovered or received (with no obligation to repay) from the third party less all costs, charges and expenses reasonably incurred by the Purchaser or any Group Company (as the case may be) in recovering the amount from the third party, and any Taxation incurred or payable by the Purchaser or any Group Company in respect of, or in connection with, such recovery;
(b)
of any related corresponding cash Tax savings or actual realised net quantifiable benefit to the Purchaser or any Group Company arising from such Leakage in each case by reason of the amount (if any) by which Taxation for which the Purchaser or any Group Company would otherwise have been accountable or liable to be assessed in the accounting period in which the Leakage arose (or the two (2) accounting periods immediately following) is actually reduced or extinguished as a result of the matter; or
(c)
such Leakage has been made or is made good or is otherwise compensated (other than as contemplated by Clause 4.5(a)) for without cost to the Purchaser or any member of the Purchaser Group and/or any Group Company.

4.6 “Leakage” means the following (with the exception of Permitted Leakage and without double counting):

(a)
the declaration, payment or making of any dividend or distribution by any Group Company to, in favour of or for the benefit of any Vendor or any of their Connected Persons;
(b)
any payments made or agreed to be made by any Group Company to any Vendor or any of their Connected Persons in respect of any share capital or loan capital or other securities of any Group Company being issued, redeemed, purchased or repaid, or any other return of capital;
(c)
the sale, purchase, transfer or disposal of any asset or services of any Group Company to, in favour of or for the benefit of any Vendor or any of its Connected Persons unless it is at market value and made in the ordinary course (and the amount of the Leakage shall be determined after the deduction of any consideration paid to any Group Company by any Vendor or any of its Connected Persons in respect of such sale, purchase, transfer or disposal);
(d)
the entry into by any Group Company of a guarantee or indemnity or other assumption of liability relating to the personal obligation of any Vendor or any of its Connected Persons, save to the extent that any such guarantee, indemnity or other assumption of liability is released on or prior to Completion and the Group incurs no liability in connection therewith;
(e)
any payments made or charges incurred (or future benefits granted) to or assets or rights transferred to, or liabilities assumed or incurred for the benefit (whether direct or indirect) of any Vendor or any of their Connected Persons by any Group Company including, for the avoidance of doubt and without limitation:
(i)
any professional adviser, third party or out-of-pocket adviser fees, expenses or other costs in connection with the Transaction,
(ii)
any management charge or fee (including monitoring and/or exit, service or directors’ fees) by any Group Company;
(iii)
any transaction or sale bonuses, retention or incentive payments, change of control payments or similar arrangements with any employee, consultant, director or officer of any Group Company; or
(iv)
any brokerage, finder's or other fees or commissions on payments payable as a result of or in connection with the sale of the Company or the Group (or any part thereof);
(f)
the forgiveness, release, waiver or discount by any Group Company of any amount, debt, obligation or claim outstanding against any Vendor or any of its Connected Persons;
(g)
any prepayment fee or penalty charged by the lenders as a result of the of repayment of the funds drawn pursuant to the extension of the Existing Facility in accordance Clause 6.3(j);
(h)
any Tax (other than recoverable VAT) payable (or which would have been payable but for the use of a Relief) by any Group Company in connection with the matters referred to in Clauses 4.6(a) to 4.6(g) above or 4.6(i) below; or
(i)
any agreement or arrangement to give effect to any of the matters referred to in Clauses 4.6(a) to 4.6(h),

provided in each case where any Leakage is for the benefit of a group or all the Vendors and/or the Minority Vendors or any of their Connected Persons, such Leakage shall be deemed to benefit and shall be apportioned between such Vendors and Minority Vendors on a pro rata basis based on the proportion of the Ordinary Shares and Minority Shares held by them (and to the extent that any Leakage cannot be determined to be for the benefit of any Vendor or any Minority Vendor or any of their Connected Persons, it shall be deemed to be for the benefit of all Vendors and the Minority Vendors and shall be apportioned between the Vendors and the Minority Vendors on a pro rata basis based on the proportion of the Ordinary Shares and Minority Shares held by them, save that for avoidance of doubt the Vendors shall not be liable for any Leakage that is for the benefit of all or a group of the Minority Vendors or any of their Connected Persons), provided further that any Tax payable by any Group Company in respect of such Leakage shall be apportioned to the Vendor and Minority Vendor in respect of whose (or whose Connected Persons’) receipt of Leakage such Tax is incurred.

4.7 “Permitted Leakage” means any of the following made by any Group Company:

(a)
any Leakage in respect of salaries, pension contributions, performance or other bonuses or other reimbursements, benefits or expenses due to any employee, consultant, contractor or worker of the Group in the ordinary course of their employment or in accordance with the terms of their engagement, together with any Employee Tax and Employer Tax thereon;
(b)
any Leakage in respect of directors’ fees and expenses to directors of any Group Company (including any amounts paid to any director or officer nominated for appointment by the Institutional Vendors or either of them in respect of the period up to Completion)), together with any Employee Tax and Employer Tax thereon, excluding any bonus or similar payments in connection with the Transaction save to the extent included in the Retention Bonuses included in limb (g) below;
(c)
any Leakage expressly provided for under the terms of this Agreement or any other Transaction Document (including but not limited to payment of the Retention Bonuses included in limb (g) below, together with any Tax included within that limb) and the Group Minority Shareholder Consideration), together with any applicable Tax thereon also so expressly provided for;
(d)
any Leakage at the written request of, or with the prior written consent of, the Purchaser Group, together with any applicable Tax thereon;
(e)
the legal, accounting, financial or professional fees, costs and expenses, in each case together with all disbursements thereon, incurred by the Group Companies for itself or on behalf of any Vendor in connection with the Transaction (including in respect of the satisfaction of the JCRA Condition), as set out in the Locked Box Schedule up to an aggregate maximum amount to be set out in the Notified Leakage Amount (inclusive of any VAT thereon) (the “Transaction Costs”);
(f)
accruals of the Preference Dividend on the Preference Shares;
(g)
the payment of the Retention Bonuses, inclusive of Employee Tax and Employer Tax thereon, up to an aggregate maximum amount (including Employee Tax and Employer Tax thereon) to be set out in the Notified Leakage Amount;
(h)
other than in respect of any Leakage pursuant to Clause 4.6(g) (or any Leakage under Clauses 4.6(h) or 4.6(i) in connection with the matters referred to in Clause 4.6(g)), the payment by, or on behalf of, the Company (or any relevant Group Company) of the Pay-Off Amount (excluding any additional amount arising on account of any withholding tax payable in respect of such amount) to the applicable lender(s) under the Existing Facilities;
(i)
any amounts incurred, paid or agreed to be paid or payable or liability, cost or expense (in each case together with any VAT and any insurance premium tax thereon) incurred in connection with (and the benefit of): any directors’ and officers’ liability insurance policy in the ordinary course of business or otherwise in accordance with Clause 13.3;
(j)
any Leakage from Permitted Acquisitions, together with any amounts payable under the relevant acquisition agreements in respect of the Permitted Acquisitions and any expenses incurred pursuant to, or third party advisers’ fees incurred (together with any VAT thereon) in connection with, the entry into the relevant transaction documentation (including heads of terms) in respect of the Permitted Acquisitions together with any stamp taxes payable by any Group Company in respect of such Permitted Acquisitions, provided always that the terms of such transaction documentation (including heads of terms) are entered into in the context of Permitted Acquisitions and such payments are on arms’ length terms;
(k)
any amounts payable under the relevant transaction documentation in respect of the acquisition of a member of the Group and any expenses incurred pursuant to, or third party advisers’ fees incurred (in each case together with VAT thereon) in connection with, the entry into the relevant transaction documentation (including heads of terms) in respect of the acquisition of a member of the Group, together with any stamp taxes payable by any Group Company in respect of such acquisitions, provided always that the terms of such transaction documentation (including heads of terms) are entered into in the context of the acquisition of a member of the Group and such payments are on arms’ length terms;
(l)
any amounts payable to Searchlight as a management fee in an amount of up to £1,000,000 per annum (together with any VAT thereon) (accruing on a daily basis) (the “Searchlight Management Fee”);
(m)
any amounts payable to Tosca Penta as a management fee in an amount of up to £60,000 per annum (together with any VAT thereon) (accruing on a daily basis) (the “Tosca Penta Management Fee”);
(n)
an aggregate maximum amount not exceeding £112,183.16, being the amount of any Leakage in respect of any dividend, distribution or other return of capital declared paid or made to or for the benefit of any Group Minority Shareholder from (and excluding) the Locked Box Date up to (and including) the date of this Agreement;
(o)
any Leakage arising in respect of, or in connection with, the cancellation of the Treasury Shares;
(p)
any payment made to Euclid (inclusive of any VAT and any insurance premium tax thereon) in connection with any warranty and indemnity insurance policy taken out by or on behalf of the Purchaser in connection with the Transaction;
(q)
any amounts payable in respect of the Long Term Incentive Plans, together with any Employee Tax and Employer Tax thereon, up to an aggregate maximum amount (including such Employee Tax and Employer Tax) not exceeding £8,366,563.11 (the “Long Term Incentive Plan Consideration”); and

(r)
any amounts paid in respect of the purchase of shares or other securities (or any interests in shares or other securities) held in any Group Company from a person that is not a Group Company up to the date of this Agreement, up to an aggregate maximum amount not exceeding £1,276,237, together with any stamp taxes payable by any Group Company in respect the same;
(s)
any amounts paid in respect of the Group Minority Shareholder Cash-Out and included in Clauses 3.2(b) or 3.2(c), together with any stamp taxes payable by any Group Company in respect of the same;
(t)
the amount to be paid in respect of the Galaxy Contingent Consideration; and
(u)
any agreement or arrangement to give effect to any of the matters referred to in Clauses 4.7(a) to 4.7(t) above.

4.8 If, on or prior to Completion, any Leakage plus the Reverse Ticker Amount thereon is notified in writing by a Vendor to the Purchaser then the amount of such Leakage plus the Reverse Ticker Amount thereon that is so notified shall be the “Notified Leakage Amount”. The parties acknowledge and agree that any Notified Leakage Amount shall be taken into account for the purposes of determining the Consideration in accordance with Clause 3.2 and, accordingly, shall not be recoverable after Completion as Leakage pursuant to this Clause 4, save that the principles set out in Clause 4 shall apply in respect of the allocation of such Leakage between the Vendors.

4.9 For the purposes of this Clause 4 only, “Connected Person” shall not include any limited partner of (i) the Institutional Vendors or (ii) any of their Affiliates.

5.
Conditions to Completion

5.1 Completion of this Agreement shall be conditional on:

(a)
the FCA having given notice in writing in accordance with section 189(4) or 189(7) of FSMA (read with the FSMA (Controllers) (Exemptions) Order 2009) to the effect that it has approved the Purchaser acquiring and any other person who would be by virtue of the Transaction acquire control of a FCA Regulated Entity within the meaning of section 181 of FSMA as controllers of a FCA Regulated Entity, or, in the absence of such notice from the FCA, the FCA being treated in accordance with section 189(6) of FSMA (read with the FSMA (Controllers) (Exemptions) Order 2009) as having approved the Purchaser and any other persons acquiring control of a FCA Regulated Entity as such controllers (the “FCA Condition”);
(b)
the SRA having given notice in writing:
(i)
in accordance with Rule 9.1 of the SRA Authorisation Rules 2019 to the effect that it has approved the Purchaser and any other person who would be by virtue of the Transaction acquire control of the SRA Regulated Entity within the meaning of section Rule 9.1 of the SRA Authorisation Rules 2019 as owners of the SRA Regulated Entity; and

(ii)
approving such persons who would by virtue of the Transaction become beneficial owners of the SRA Regulated Entity under the Money Laundering Terrorist Financing and Transfer of Funds (Information on the Payer) Regulations 2017,

(the “SRA Condition”); and

(c)
receipt from the JCRA of its approval in writing to Completion for the purposes of Article 22 of the Competition (Jersey) Law 2005 (the “JCRA Condition”).

5.2 The Purchaser Conditions cannot be waived in whole or in part by any party.

5.3 The Purchaser shall not withdraw the FCA Application or the SRA Application and shall not:

(a)
withdraw any other documentation submitted in connection with the Purchaser Conditions; and
(b)
knowingly take or fail to take any action that could reasonably be expected to prevent satisfaction of the Purchaser Conditions.

5.4 The Purchaser may at its sole discretion unilaterally waive in whole or in part the JCRA Condition.

5.5 Each Vendor shall not (and shall procure that the Company shall not) withdraw the JCRA Application and no Vendor shall (and each Vendors shall procure that the Company shall not):

(a)
withdraw any other documentation submitted in connection with the JCRA Condition; and
(b)
knowingly take or fail to take any action that could reasonably be expected to prevent satisfaction of the JCRA Condition,

in each case without the prior written consent or direction of the Purchaser.

5.6 Each of:

(a)
the Purchaser (in respect of the Purchaser Conditions); and
(b)
the Purchaser and each of the Vendors (in respect of the JCRA Condition),

shall use all reasonable endeavours to ensure that the Conditions are fulfilled promptly after the date of this Agreement and in any event prior to the Long Stop Date, including taking all steps and actions reasonably necessary to satisfy the Conditions (including making all notifications and filings and not to withdraw the same). Without prejudice to the generality of this Clause:

(c)
the Purchaser shall in any event:
(i)
have:
(a)
in respect of the Purchaser Conditions, primary responsibility for (and shall bear all costs and expenses in connection with); and
(b)
in respect of the JCRA Condition, joint responsibility with the Vendors for (and shall bear its own costs and expenses in connection with) obtaining all consents, approvals or actions of any Governmental Entity which are required to satisfy the Conditions;
(ii)
take all steps necessary for that purpose (including making appropriate and full submissions, notifications and filings with all applicable Governmental Entities (including the Applications):
(a)
in respect of the FCA Condition, in consultation with the Searchlight and the Management Vendors’ Representative, within ten (10) Business Days after the date of this Agreement;
(b)
in respect of the SRA Condition, in consultation with the Searchlight and the Management Vendors’ Representative, within twenty (20) Business Days after the date of this Agreement; and
(c)
including in respect of the JCRA Condition, jointly with the Vendors:
(1)
seeking guidance from the JCRA in respect of the JCRA's jurisdiction to review the Transaction, as promptly as possible after the JCRA Date and in any event within five (5) Business Days after the JCRA Date; and
(2)
subject to Clause 5.4, submitting a draft application to the JCRA within fifteen (15) Business Days after the JCRA Date or such later date as may be agreed between the Purchaser and the Vendors;
(iii)
co-operate with and to the extent practicable provide promptly all information which is requested or reasonably required by any Governmental Entity in relation to the fulfilment of the Conditions and in any event in accordance with any applicable time limits, whether under this Agreement or otherwise;
(iv)
make and proactively pursue and progress all such notifications and filings with the relevant Governmental Entities with all reasonable due diligence and in accordance with any and all applicable time limits, whether under this Agreement or otherwise;

(v)
keep Searchlight, the Vendors’ Solicitors and the Management Vendors’ Representative reasonably informed of progress towards satisfying the Conditions; and
(vi)
to the extent reasonably practicable, provide the Vendors’ Solicitors with a draft of all material submissions, notifications, filings and other communications to be submitted to any Governmental Entity in respect of the Purchaser Conditions, including material supporting documentation or information reasonably requested by Searchlight, the Vendors’ Solicitors or the Management Vendors’ Representative prior to submission to allow for Searchlight, the Vendors’ Solicitors and the Management Vendors’ Representative to provide comments and for the Purchaser to consider (to the extent reasonable) any reasonable comments of Searchlight, the Vendors’ Solicitors and the Management Vendors’ Representative on such drafts prior to their submission (to the extent received in a timely manner) provided that such submissions may be redacted as necessary to address legal privilege or confidentiality concerns or to comply with Law and that portions of such submissions that are competitively sensitive may be designated as “outside counsel only”; and
(d)
each Vendor (to the extent within their power and control to do so) shall in any event, subject to Clauses 5.4 and 5.6(c)(ii)(C):
(i)
have joint responsibility with the Purchaser for (and the Company shall bear all costs and expenses (other than those of the Purchaser) in connection with) obtaining all consents, approvals or actions of any Governmental Entity which are required to satisfy the JCRA Condition;
(ii)
take (and procure that the Company takes) all steps necessary for that purpose (including making appropriate and full submissions, notifications and filings with all applicable Governmental Entities (including the JCRA Application), jointly with the Purchaser;
(iii)
co-operate with and to the extent practicable provide promptly all information which is requested or reasonably required by any Governmental Entity in relation to the fulfilment of the JCRA Condition and in any event in accordance with any applicable time limits, whether under this Agreement or otherwise;
(iv)
make and proactively pursue and progress the JCRA Application with all reasonable due diligence and in accordance with any and all applicable time limits, whether under this Agreement or otherwise; and
(v)
keep the Purchaser and the Purchaser’s Solicitors reasonably informed of progress towards satisfying the JCRA Condition.

5.7 Subject to Law, each Vendor (to the extent within his/her/its power and control to do so) shall procure that the Group provides any Governmental Entity, the Purchaser and (in respect of the JCRA Condition only) the Management Vendors:

(a)
with any information and documents (to the extent available) reasonably required by the Purchaser and (in respect of the JCRA Condition only) the Management Vendors;
(b)
reasonable cooperation to assist the Purchaser and (in respect of the JCRA Condition only) the Management Vendors; and
(c)
provide such other assistance to the Purchaser and (in respect of the JCRA Condition only) the Management Vendors as may reasonably be required by the Purchaser and/or the Management Vendors,

in fulfilling the Conditions.

5.8 From the date of this Agreement until the date on which notice of satisfaction of the Conditions is served in accordance with Clause 5.9, the Purchaser undertakes that it will not, and shall procure that no member of the Purchaser Group shall, either alone or acting in concert with others, enter into arrangements to acquire (or cause another person to acquire) that, if carried into effect, would result in the acquisition of, a Competing Business to the Group’s business or any other business, the acquisition of which is reasonably likely to prejudice or delay the satisfaction of the Conditions.

5.9 Searchlight and the Management Vendors’ Representative and the Purchaser shall each notify the other in writing promptly upon, and in any event within two Business Days of, becoming aware that the Conditions have been fulfilled.

5.10 If the Conditions have not been satisfied on or before the Long Stop Date (or such later date as the Purchaser, Searchlight and the Management Vendors’ Representative may agree in writing), this Agreement shall automatically terminate (other than the Surviving Provisions).

5.11 In the event that this Agreement terminates pursuant to Clause 5.10, no party (nor any of their respective Connected Persons) shall have any claim under this Agreement of any nature whatsoever against any other party (or any of their respective Connected Persons) except in respect of any rights and liabilities which have accrued before termination or under any of the Surviving Provisions.

5.12 Each of the Management Vendors shall:

(a)
provide in respect of any Pre-Signing Acquisition; and
(b)
use all reasonable endeavours to procure that any company whose acquisition by a member of the Group is a Permitted Acquisition (other than a Pre-Signing Acquisition) provides,

in each case, as soon as reasonably practicable, the Purchaser with such information (to the extent available), co-operation and assistance (to the extent it is reasonably able to do so) as is requested by the Purchaser and as is reasonably necessary for the Purchaser to update any application made pursuant to Clause 5.6(c)(i).

5.13 Each of the Management Vendors shall, in respect of any Pre-Signing Acquisition, when obtaining all consents, approvals or actions of any Governmental Entity which are required in relation to that Pre-Signing Acquisition, make such references to the Purchaser and the Transaction as are required in respect of those consents, approvals or action filings, including for the avoidance of doubt, any change in control filing that is to be made with the FCA in respect of that Pre-Signing Acquisition.

6.
Period Before Completion

6.1 Except as otherwise agreed with the Purchaser in writing (such consent not to be unreasonably withheld, conditioned or delayed), between the time of this Agreement and Completion:

(a)
each Management Vendor shall individually and severally procure that, to the extent within their respective power and control, the business of the Group is carried on in all material respects in the ordinary course and shall comply with the obligations set out in Schedule 2; and
(b)
the Institutional Vendors and the Other Vendors shall not, to the extent within their power and control, exercise any voting rights attached to their Shares and any rights pursuant to any shareholders' agreement (or similar agreement) with and/or in respect of any member of the Group (and/or pursuant to any articles of association (or similar constitutional document) of such member of the Group) (including instructing any director nominated for appointment by it (subject to such director's fiduciary duties)) to prevent or frustrate compliance of the obligations under this Clause 6.1.

6.2 Without prejudice to Clause 6.1, the exercise by the Institutional Vendors (or either of them) of any right or power pursuant to the Articles and/or any shareholders’ agreement (or similar agreement) relating to the Company entered into prior to the date of this Agreement and to the extent Fairly Disclosed shall not constitute a breach of the provisions of Clause 6.1.

6.3 Notwithstanding anything to the contrary in Clause 6.1, Schedule 2, or any other provision of this Agreement or any other Transaction Document, neither the Vendors nor any Group Company shall be prevented from undertaking, be required to obtain the Purchaser’s consent in relation to, or incur any liability as a result of effecting, any of the following on or prior to Completion:

(a)
any matter required or advisable by Law (including the requirements of any Authority or any other Governmental Entity) or written policy of the Group being undertaken by any Group Company to the extent Fairly Disclosed;
(b)
the implementation of any transaction or the taking of any action permitted or provided for by any Transaction Document;
(c)
any matter which is in the ordinary course of any Group Company’s business;
(d)
entering into or amending in the ordinary and usual course of its business any contract or commitment which is terminable by a Group Company in accordance with its terms by written notice of six months or less and which is not a Material Contract;

(e)
the execution of an obligation existing at the date of this Agreement to the extent Fairly Disclosed;
(f)
the taking of any action in connection with or relating to the Permitted Acquisitions (including the execution thereof);
(g)
the taking of any action in connection with or relating to the Group Minority Shareholder Cash-Out (including the execution thereof), including for the avoidance of doubt the exercise of the Put/Call Option Provisions;
(h)
the taking of any action in connection with or relating to the cancellation of the Treasury Shares;
(i)
any matter reasonably undertaken by any Group Company or a Vendor in an emergency or disaster situation or following any other serious incident or circumstance with the intention (acting reasonably) of minimising any adverse effect of such situation in relation to the Group or any Vendor or any member of any Vendor’s Group;
(j)
any matter required in connection with the amendment and extension of the Existing Facilities to increase the facility limit, as at the date of this Agreement, by £25,000,000;
(k)
any matter required by or in accordance with or pursuant to the Existing Facilities, including as such facilities may be amended pursuant to limb (j) above, including the incurrence of further liabilities up to the limit provided under such facility, entering into any agreement, performing any obligation or in connection with any borrowing);
(l)
any matter reasonably necessary for the integration of a recently acquired Group Company carried out in accordance with the integration processes and procedures of the Group applied in a manner consistent with past practice;
(m)
the incurrence or making of any payments of Permitted Leakage (or the entry into any agreement to incur or make any payments of Permitted Leakage);
(n)
any matter undertaken at the written request or with the written consent of the Purchaser (such consent not to be unreasonably withheld, conditioned or delayed);
(o)
any increase in the aggregate of all emoluments of employees of the Group where such increase is made in accordance with the normal practice of the relevant employing Group Company up to an aggregate increase of five (5) per cent. over a 12 month period;
(p)
any payment being made by any Group Company for or in respect of any Tax in the ordinary and usual course of business in a manner consistent with past practice; and
(q)
any matter in connection with the Group’s ongoing IT investment and upgrade project (as referred to in the Locked Box Schedule).

6.4 The parties severally undertake (to the extent within their power and control and to the extent not already provided) to each other that between the date of this Agreement and Completion they shall use reasonable endeavours to provide such “know-your-client” information as regards themselves as is reasonably requested by (i) an Institutional Vendor and/or the Management Vendors’ Representative on the one hand or (ii) the Purchaser on the other hand, and which is capable of being satisfied. For the avoidance of doubt, the undertaking in this Clause shall not be interpreted or construed as a condition to Completion.

6.5 Prior to Completion, the Management Vendors shall:

(a)
(to the extent they are lawfully able and it is within their power and control to do so) use their reasonable endeavours to procure that the Group Companies shall, subject to Law provide the Purchaser, within ten (10) Business Days of each month-end following the date of this Agreement, with a summary update as to the status of the Permitted Acquisitions (including, if applicable, details of any new targets identified by the Management Vendors following prior good faith consultation with the Purchaser and provided that the acquisition terms in respect of such new targets are (subject to Clause 6.5(c)) consistent with the basis that the Group has identified and acquired members of the Group during the 24 months prior to the date of this Agreement) (a “Permitted Acquisition Notification”);
(b)
consult in good faith with the Purchaser in relation to any material variation of the terms of a Permitted Acquisition; and
(c)
in relation to any Permitted Acquisition which is proposed to be executed in respect of less than the entire issued share capital of the relevant target entity (or entities), seek the Purchaser's prior written consent in respect of any provisions or mechanics relating to the interests not being acquired (including any shareholders' agreement, articles of association and/or put and call arrangements), provided that the obligations of the Management Vendors under this Clause shall not extend to information which cannot be shared with the Purchaser prior to Completion in compliance with the Law.

6.6 Each Management Vendor undertakes to the Purchaser that:

(a)
it shall and shall procure that the relevant Group Company shall where lawful to do so and where deemed appropriate and in the best interests of such Group Company or Vendor (acting reasonably) consult with the Purchaser on any matter undertaken pursuant to Clause 6.3(i); and
(b)
it shall notify or shall procure that the Purchaser is notified of any matter undertaken pursuant to clause 6.3(i) in writing within one Business Day of such matter being undertaken.

6.7 The relevant Vendors shall not be liable in respect of a claim, demand, action, proceeding or suit by the Purchaser involving or relating to a breach of Clause 6.1 unless the Purchaser provides written notice to the relevant Vendors of that claim, demand, action, proceeding or suit by no later than the date falling 12 months after the Completion Date.

7.
Group Minority Shareholder Cash-Out

7.1 Each of the Management Vendors shall (to the extent they are lawfully able and it is within his/her/its power and control to do so) use his/her/its reasonable endeavours to procure that:

(a)
as soon as reasonably possible following the date of this Agreement (and in any event within 10 Business Days or such later date as the Management Vendors' Representative and the Purchaser may agree in writing), the Company (or another Group Company) notifies each of the Group Minority Shareholders of the existence of the Transaction and the fact that they will be required to enter into a Group Minority Shareholder Irrevocable Undertaking;
(b)
as soon as reasonably possible following completion of Clause 7.1(a) above (and in any event by or prior to the date falling 25 Business Days after completion of Clause 7.1(a) above) (the “Group Minority Shareholder Confirmation Date”), each of the Group Minority Shareholders has executed and delivered to the Company a Group Minority Shareholder Irrevocable Undertaking;
(c)
within two (2) Business Days following the Group Minority Shareholder Confirmation Date, the Company provides to the Purchaser:
(i)
copies of all such executed Group Minority Shareholder Irrevocable Undertakings as have been received by the Company; and
(ii)
to the extent applicable, written notice of the name(s) of any Group Minority Shareholder who has not executed a Group Minority Shareholder Irrevocable Undertaking (each, an “Outstanding Minority Shareholder”).

7.2 If any Outstanding Minority Shareholder has not provided an executed Group Minority Shareholder Irrevocable Undertaking to the Company within a further 20 Business Days following the Group Minority Shareholder Confirmation Date, Searchlight, Tosca Penta, the Management Vendor’s Representative and the Purchaser shall use all reasonable endeavours to:

(a)
agree in good faith a proposed course of action as regards such Outstanding Minority Shareholder; and
(b)
to take any such action so agreed (and to the extent that such action results in any additional cost or expenses to the Group, such amount shall be taken into account in Clause 3.2(b)),

in each case, with a view to effecting the Group Minority Shareholder Cash-Out.

7.3 If no such action can be agreed within 5 Business Days, the relevant Group Company shall have the right to utilise the Put/Call Option Provisions.

7.4 If as at the date falling 10 Business Days prior to Completion the Outstanding Minority Shareholder in respect of which the Put/Call Option Provisions have been utilised has triggered a dispute process and such dispute is ongoing as at such time, then the Purchaser, Searchlight, Tosca Penta, and the Management Vendors’ Representative shall use their reasonable endeavours (including the provision of relevant "know your customer" information) to agree the identity of the Escrow Agent and procure that the Escrow Account is opened no later than 10 Business Days prior to Completion, and unless waived by the Purchaser at its sole discretion, the Purchaser shall at Completion pay the Escrow Amount by electronic transfer in immediately available funds directly into the Escrow Account.

7.5 The Purchaser may use the Escrow Amount to satisfy, or may use the Escrow Account to fund any Group Company to satisfy any claim brought by an Outstanding Minority Shareholder in respect of the utilisation of the Put/Call Option Provisions in respect of that Outstanding Minority Shareholder and the costs, fees and expenses incurred by the Group in respect of such claim (an “Escrow Claim”) that is either (i) agreed in writing, by (a) that Outstanding Minority Shareholder and the relevant Group Company and (b) approved in writing by the Purchaser and Searchlight, Tosca Penta and the Management Vendors’ Representative (in each case acting reasonably) or (ii) otherwise judicially determined by a court of competent jurisdiction which is not subject to appeal (“Escrow Settlement”).

7.6 Within 10 Business Days after any Escrow Claim is subject to Escrow Settlement, Searchlight, Tosca Penta, the Management Vendors’ Representative and the Purchaser shall jointly instruct the Escrow Agent to pay to the Outstanding Minority Shareholder from the Escrow Account the amount so determined or agreed to be paid to the Outstanding Minority Shareholder in respect of such claim (an “Escrow Agreed Claim Amount”), or such lower amount as is standing to the credit of the Escrow Account (as applicable). Any amount used to satisfy an Escrow Claim in accordance with Clause 7.5 above:

7.6.1 to the extent greater than the relevant amount taken into account in Clause 3.2(b), shall be treated as a reduction to the Consideration received by the Vendors and Minority Vendors pursuant to Clause 3.2; and

7.6.2 to the extent less than the amount taken into account in Clause 3.2(b), shall be treated as an increase to the Consideration received by the Vendors and Minority Vendors pursuant to Clause 3.2.

7.7 On the Escrow Release Date, the Searchlight, Tosca Penta, the Management Vendors’ Representative and the Purchaser shall, if the amount standing to the credit of the Escrow Account is greater than zero, jointly instruct the Escrow Agent to pay as Consideration to the Vendors and the Minority Vendors the remaining amount standing to the credit of the Escrow Account, in the proportions that the Vendors and the Minority Vendors would have received such amount had it been paid to them as Consideration on Completion.

7.8 If there is any conflict between the provisions of this Clause 7 and the Escrow Agreement, the parties agree that as between themselves, the provisions of this Clause 7 shall prevail.

7.9 The costs of the Escrow Agent relating to the opening, closing and operation of the Escrow Account shall be for the Vendors’ account.

7.10 Each of the Vendors and the Purchaser shall:

(a)
promptly give all necessary instructions and notifications to the Escrow Agent and do all acts and things reasonably required to ensure that the Escrow Account and the principal amount and interest standing to its credit, are administered as set out in this Clause 7 and the Escrow Agreement; and
(b)
procure, to the extent reasonably practicable, that the Escrow Agent is not required to, and does not, take any action with respect to the Escrow Account except as set out in this Agreement or the Escrow Agreement.

7.11 Any:

(a)
Interest (after Tax paid thereon) which accrues on the Escrow Amount (or any part of it) whilst in the Escrow Account will be credited to the Escrow Account; and
(b)
bank charges payable in respect of the Escrow Account will be paid out of the Escrow Account.

7.12 For the avoidance of doubt, the sole recourse of the Purchaser Group in respect of any claim brought by an Outstanding Minority Shareholder in respect of the utilisation of the Put/Call Option Provisions in respect of that Outstanding Minority Shareholder and the costs, fees and expenses incurred by the Group in respect of such claim shall be in respect of the Escrow Amount in accordance with this Clause 7.

8.
Completion

8.1 Completion shall take place in Jersey at the offices of Carey Olsen (or at any other place or by such other method as agreed in writing by Searchlight, the Management Vendors’ Representative and the Purchaser) on:

(a)
the first Business Day of the month falling on or after the later of (a) the tenth Business Day after (and excluding) the date on which notice of the satisfaction of the Conditions is served in accordance with Clause 5.9 and (b) 30 June 2022; or
(b)
such other date (including an earlier date) as Searchlight, the Management Vendors’ Representative and the Purchaser may agree in writing (and such persons shall use all reasonable endeavours to ensure that such date occurs as soon as reasonably practicable following the later of (a) the satisfaction of the Conditions and (b) 30 June 2022 and falls on the first Business Day of a month), but in any event, no later than the Long Stop Date (such date, the “Completion Date”). The date on which Completion is required to take place in accordance with this clause 8.1 is referred to in this Agreement as the "scheduled Completion Date" which expression shall include any later date set for Completion in accordance with this Agreement.

8.2 At least ten Business Days prior to the scheduled Completion Date, Searchlight and the Management Vendors’ Representative shall provide the Purchaser with a schedule (the “Completion Payments Schedule”) setting out:

(a)
an updated schedule in the form of Schedule 1 to this Agreement and schedule 1 to the Minority SPA in accordance with Clause 3.6(a);
(b)
the aggregate Daily Rate;
(c)
the aggregate amount of any Notified Leakage Amounts;
(d)
details of the individuals to whom the Retention Bonuses and the Long Term Incentive Plan Consideration shall be paid, together with the amounts (inclusive of any Employer Tax and Employee Tax thereon in the United Kingdom and corresponding obligations elsewhere thereon) to be paid thereto;
(e)
confirmation from the agent under the Existing Facilities of the amount of the Pay-Off Amount; and
(f)
the Escrow Amount (if any).

8.3 At Completion:

(a)
each Institutional Vendor shall do or procure the carrying out of all those things listed in paragraph 1 of Schedule 3;
(b)
each Management Vendor shall severally do or procure the carrying out of all those things listed in paragraph 2 of Schedule 3;
(c)
each Other Vendor shall do or procure the carrying out of all those things listed in paragraph 3 of Schedule 3;
(d)
the Purchaser shall do or procure the carrying out of all those things listed in paragraph 4 of Schedule 3; and
(e)
the Purchaser shall take out the W&I Policy and shall ensure that the W&I Policy includes terms to the effect that the insurer(s) or underwriters under the W&I Policy irrevocably waive their rights to bring any claims by way of subrogation, claim for contribution or otherwise claim against any Vendor, other than claims by way of subrogation against a Vendor to the extent that the relevant loss, damage or other liability arose out of fraud or fraudulent misrepresentation by that Vendor and only to the extent of the rights of recovery of loss or damage relating directly to the fraud or fraudulent misrepresentation by that Vendor, and will ensure that such terms are held on trust by the Purchaser for each Vendor (or are otherwise directly legally enforceable by each Vendor).

8.4 At Completion the Purchaser shall procure the transfer, for same day value, the following aggregate cash amount to the Company Bank Account:

(a)
the Group Minority Shareholder Consideration (excluding any amount thereof which constitutes the Escrow Amount);
(b)
the Galaxy Contingent Consideration;
(c)
the Transaction Costs;
(d)
the Retention Bonuses; and
(e)
the Long Term Incentive Plan Consideration,

(together, the “Company Payments”).

8.5 At Completion the Purchaser shall procure the transfer, for same day value, an amount equal to the Pay-Off Amount to the Lender’s Agent’s Account by the relevant Group Companies.

8.6 All documents and items delivered and payments made in connection with Completion shall be held by the recipient to the order of the person delivering them until such time as Completion takes place.

8.7 Neither the Vendors nor the Purchaser shall be obliged to complete the sale and purchase of any of the Shares unless the sale and purchase of all of the Shares and the Minority Shares is completed simultaneously pursuant to this Agreement and the Minority SPA.

8.8 If the Purchaser or any Vendor fails to comply with any obligation specified in Schedule 3 as required by Clause 8.3, (i) the Vendors shall be entitled by written notice to the Purchaser (in the case of breach by the Purchaser); or (ii) the Purchaser shall be entitled by written notice to the Institutional Vendors, the Management Vendors’ Representative and the Other Vendors’ Representative (in the case of breach by any Vendor):

(a)
subject to Completion not having been deferred previously pursuant to this Clause 8.8, to defer Completion for a period of up to ten Business Days (in which case the provisions of this Clause 8 shall apply to Completion as so deferred);
(b)
to require all parties to effect Completion so far as practicable having regard to the defaults that have occurred; or
(c)
subject to Completion having first been deferred under Clause 8.8(a) above at least once (for a period of at least 3 Business Days) and the parties having used their respective reasonable endeavours, to effect Completion during that period, terminate this Agreement, in each case without prejudice to the Vendors’ and the Purchaser’s rights (as applicable) under this Agreement (including the right to claim damages) or otherwise.

9.
POST-cOMPLETION OBLIGATIONS

9.1 The Purchaser shall, and shall procure that each Group Company shall:

(a)
for a period of seven years from Completion, make all books, records and documents (including emails) or any other information which relate to the Group (insofar as the same record matters occurring on or before Completion) available during normal Working Hours for inspection to the extent reasonably required by any Vendor and its Representatives for the purposes of complying with their obligations in relation to Taxation or to comply with any Law or requirement of an Authority on reasonable advance notice being given; and
(b)
on reasonable advance notice being given to the Purchaser, permit any Vendor and its Representatives to have access during normal Working Hours to, and to take copies (at such person’s own expense) of, such books, records and documents (including emails) which relate to the Group as they reasonably require for the purposes of complying with their obligations in relation to Taxation or to comply with any Law or requirement of any Authority, whether or not such requirement has the force of law.

9.2 Each of the Vendors undertakes, on behalf of himself/herself/itself and his/her/its Representatives, to keep any information made available to him/her/it under Clause 9.1 confidential in accordance with the terms of Clause 18.

9.3 Following Completion, the Institutional Vendors shall use all reasonable endeavours to obtain the release of each Group Company from any guarantee, security, indemnity, bond, letter of comfort or other similar obligation given or incurred by such Group Company which relates in whole or in part to debts or other liabilities or obligations (whether actual or contingent) incurred by or on behalf of such Institutional Vendor (or both of them).

9.4 The Management Vendors shall provide such information as the Purchaser may reasonably request to enable the Company to submit a notification to the Central Bank of Ireland in accordance with Regulation 12(3) European Union (Insurance Distribution) Regulations 2018 (S.I. No. 229 of 2018) in respect of the change of qualifying holding in each of the Irish Group Entities.

10.
Restrictive Covenants

10.1 Each Management Vendor will not and undertakes to procure that each of its Connected Persons will not, whether directly or indirectly, within 24 months after Completion otherwise than at the specific request of the Purchaser in the course of such covenantor’s ongoing employment by the Group, solicit or entice away from the employment of any Group Company or otherwise hire or engage any person who is an Executive Employee or assist any other person to do so.

10.2 Each of PC, DM and AH will not and undertakes to procure that each of his Connected Persons will not, whether directly or indirectly, within 24 months after Completion, solicit or entice away from the employment of any Group Company or otherwise hire or engage any person who is a Restricted Employee or assist any other person to do so.

10.3 Each of:

(a)
Searchlight will not, and shall procure that neither Searchlight Capital III, L.P., Searchlight Capital III PV, L.P., nor any Fund managed and/or advised by Searchlight Capital Partners, L.P. and/or its Affiliates shall; and
(b)
Tosca Penta will not, and shall procure that neither Penta Capital LLP, nor any Fund managed and/or advised by Penta Capital LLP and/or its Affiliates shall,

(such persons together being the “Restricted Parties”), whether directly or indirectly, within 24 months after Completion, solicit or entice away from the employment of any Group Company or otherwise hire or engage any person who is a Restricted Employee or assist any other person to do so, provided that (i) this shall exclude the solicitation, enticement, hiring or engagement of any such individual pursuant to a general advertisement or recruitment campaign made generally by a Restricted Party or on its behalf for personnel to which such individual makes an unsolicited response and (ii) the relevant Institutional Vendor shall have no liability under this Clause 10.3 where (x) the Purchaser is aware that such Institutional Vendor is in breach of this provision and has not notified such Institutional Vendor in writing of such breach and provided such Institutional Vendor with a reasonable opportunity to remedy such breach within 20 Business Days after such Institutional Vendor’s receipt of such notice or (y) if such notice referred to in (x) has been provided, such Institutional Vendor has remedied such breach by the end of such period.

10.4 Each of the Management Vendors, PC, DM and AH will not and undertakes to procure that each of his or her Connected Persons will not, whether directly or indirectly, within 24 months after Completion, otherwise than in the course of such covenantor’s ongoing employment by the Group or with the written consent of the Purchaser, be engaged in a transaction involving a target for acquisition which was or is in contemplation by the Group (as evidenced in writing) from the date falling 12 months prior to the date of this Agreement until Completion (provided that such covenantor is actually aware of such fact).

10.5 Each of the Management Vendors will not and undertakes to procure that each of his or her Connected Persons will not, whether directly or indirectly, within 24 months after Completion otherwise than as part of such Management Vendor’s ongoing employment by the Group, contact any underwriter or other Material Supplier to the Group or otherwise interfere in the supply of services by any such person to the Group.

10.6 Each Management Vendor, PC, DM and AH will not and undertakes to procure that each of his or her Connected Persons will not, whether directly or indirectly and in any capacity (whether as a shareholder, partner, officer, director employee, agent, consultant or otherwise), at any time within 24 months after Completion, carry on or be engaged, interested or concerned in, or assist any business that is competitive with the business of the Group with which the relevant Vendor was personally concerned to a material extent at any time during the 12 month period immediately prior to Completion and/or for which the relevant Vendor was responsible to a material extent at any time during the 12 month period immediately prior to Completion (the “Relevant Business”).

10.7 Each of:

(a)
Searchlight shall not, and shall procure that neither Searchlight Capital III, L.P. nor Searchlight Capital III PV, L.P. shall;
(b)
Tosca Penta shall not, and shall procure that neither Penta Capital LLP, nor any Fund that is managed or advised by Penta Capital LLP shall; and
(c)
PC, DM and AH shall not (and PC and DM shall procure that the Trust Vendors do not),

whether directly or indirectly, at any time within 24 months after Completion, invest in or acquire any business where the principal business of such business is acting as an independent broker of insurance within the United Kingdom.

10.8 For the avoidance of doubt, Clauses 10.3 and 10.7 shall not apply to (i) the Euclid group of companies, (ii) the Amber River group of companies or (iii) any portfolio or investee company not controlled by Funds managed and/or advised by Searchlight Capital Partners, L.P. and/or its Affiliates or by Penta Capital LLP and/or any of its Affiliates (as applicable).

10.9 Each of the undertakings contained in Clause 10 is a separate undertaking by the Vendor to which it applies and shall be enforceable by the Purchaser (on its own behalf and on behalf of the Company and each Group Company and Purchaser Group Company) separately and independently of its right to enforce any one or more of the other covenants contained in Clause 10. Each Vendor agrees (having taken independent legal advice) that the undertakings contained in Clause 10 are reasonable and necessary for the protection of the legitimate interests of the Purchaser, and the Company and any other Group Company or Purchaser Group Company and that these restrictions do not work harshly on them. It is nevertheless agreed that, if any such undertaking shall be found to be void but would be valid if some part were deleted, then such undertaking shall apply with such deletions as may be necessary to make it valid and enforceable. The parties further agree that, without prejudice to any other remedy which may be available to the Purchaser, the Purchaser shall be entitled to seek injunctive or other equitable relief in relation to any breach or prospective breach of the undertakings in Clause 10, or of those contained in Clause 18, it being acknowledged that an award of damages may not be an adequate remedy for such a breach.

10.10 Nothing in this Clause 10 shall prevent:

(a)
PC or The Peter Cullum Discretionary Settlement Trust from holding directly or indirectly:
(i)
not more than 49 per cent. in aggregate of the shares, securities or assets of any entity, business or person (other than an Existing PC PIB) which undertakes business that is competitive with the business of the Group (a “Permitted Investment Business”), provided always that neither PC nor The Peter Cullum Discretionary Settlement Trust shall (a) take any action which would result in him or it holding more than 49 per cent. in aggregate of the shares, securities or assets of a Permitted Investment Business, or (b) obtain or otherwise acquire effective control of a Permitted Investment Business; or

(ii)
more than 49 per cent. of the shares, securities or assets of (A) Insurety Ltd or (B) any other entity to the extent that PC or The Peter Cullum Discretionary Settlement Trust holds directly or indirectly an interest in the shares, securities or assets of such entity as at the date of this Agreement, a list of which is set out at column (1) of Part I of Schedule 5 (each an "Existing PC PIB"), and for the avoidance of doubt nothing in this Clause 10 shall prevent an Existing PC PIB increasing its holding of the shares, securities or assets of any entity set out at column (2) of Part I of Schedule 5; or
(b)
AH or Homer Property Limited from holding not more than 49 per cent. of the shares, securities or assets of an any entity to the extent that AH holds directly or indirectly an interest in the shares, securities or assets of such entity as at the date of this Agreement (each an "Existing AH PIB"), a list of which is set out at in column (1) of Part II of Schedule 5 and for the avoidance of doubt nothing in this Clause 10 shall prevent an Existing AH PIB increasing its holding of the shares, securities or assets of any entity set out at column (2) of Part II of Schedule 5;
(c)
PC from continuing to act in his capacity as a director of any Permitted Investment Business or Existing PC PIB;
(d)
AH from continuing to act in his capacity as non-executive chair of Hood Group Limited (company number 03139744); or
(e)
PC, DM or AH from acting in their capacity as a non-executive director of any business that is competitive with the business of the Group to the extent such proposed engagement (a "Prospective Engagement") is expressly approved in writing by the Purchaser (such approval not to be unreasonably withheld or delayed) if requested by the relevant covenantor following good faith consultation with the Purchaser for the purposes of enabling the Purchaser to assess (acting reasonably and in good faith) the competitive risk of such engagement to the Purchaser Group.

10.11 For the purposes of Clause 10:

(a)
"directly or indirectly" shall (without limiting the expression) mean:
(i)
any Vendor acting either alone or jointly with or on behalf of any other person whether as principal, partner, manager, employee, contractor, director, consultant, investor or otherwise; and
(ii)
any Institutional Vendor acting via any of its portfolio or investee companies (in each case to the extent set out in Clauses 10.3 and 10.7), save as set out at Clause 10.8 above; and
(b)
any reference to an “Affiliate” of the Institutional Vendors shall not include limited partners of, or direct or indirect investors in, the Institutional Vendors or of their Affiliates.

11.
Warranties of the Vendors

11.1 Subject to Clause 12, each Vendor severally warrants to the Purchaser in respect of itself only, as at the date of this Agreement and at Completion, that:

(a)
it is (other than the Trust Vendors) the sole legal and beneficial owner of the Shares set opposite its name in Schedule 1 and such Shares are fully paid and so far as it is aware (a) such Shares represent the percentage of the entire issued or to be issued (on a contingent or non-contingent basis, excluding for such purposes the Treasury Shares and the Unissued Sweet Equity) amount of the relevant class of shares in the Company (on a fully diluted basis) as set out opposite its name in Schedule 1 and (b) other than the Existing Share Classes there are no other classes of share in issue or to be issued (on a contingent or non-contingent basis, excluding for such purposes the Treasury Shares and the Unissued Sweet Equity) of the Company;
(b)
it is, in the case of the Trust Vendors only, the sole legal owner of the Shares set opposite its name in Schedule 1 and the trustees of the Trust Vendors have not exercised any discretion to allot beneficial ownership of such Shares and so far as it is aware (a) such Shares represent the percentage of the entire issued or to be issued (on a contingent or non-contingent basis, excluding for such purposes the Treasury Shares and the Unissued Sweet Equity) amount of the relevant class of shares in the Company (on a fully diluted basis) as set out opposite its name in Schedule 1 and (b) other than the Existing Share Classes there are no other classes of share in issue or to be issued (on a contingent or non-contingent basis, excluding for such purposes the Treasury Shares and the Unissued Sweet Equity) of the Company;
(c)
save for any Encumbrance that will be discharged upon Completion, there is no Encumbrance in relation to any such Share held by it;
(d)
such Vendor has taken all necessary actions and has the legal right, all requisite power and authority and necessary consents to enter into and perform this Agreement and each other Transaction Document to which it is a party in accordance with their terms;
(e)
this Agreement and each other Transaction Document to which it is a party constitute (or shall constitute when executed) valid, legal and binding obligations on such Vendor in accordance with their terms;
(f)
the execution and delivery of this Agreement and the other Transaction Document to which it is a party by such Vendor and the performance of and compliance with their terms and provisions will not conflict with or result in a breach of, or constitute a default under, the constitutional documents of such Vendor (where such Vendor is a corporate body), any agreement or instrument to which such Vendor is a party or by which it is bound, or any Law, order, judgment or decree of any Authority or Governmental Entity that applies to or binds such Vendor or any of its property; and

(g)
such Vendor is not insolvent or bankrupt (as applicable) or unable to pay its debts within the meaning of any Law relating to insolvency or bankruptcy applicable to it.

11.2 For the purposes of Clause 11.1, the awareness of:

(a)
Searchlight shall mean the actual awareness of Heber Ramos de Freitas Junior, Andrew Scott Frey and Ryan Yaraghi; and
(b)
Tosca Penta shall mean the actual awareness of Steven Scott,

in each case at the date on which the warranty is given. For the avoidance of doubt, the awareness of Searchlight and Tosca Penta does not include any constructive or imputed knowledge nor does it include any requirement to investigate the subject matter or the knowledge of any other person who is an advisor, director, employee, member, funder, investor or agent of Searchlight and Tosca Penta, any other Vendor or any of their Affiliates.

12.
Limitation of Liability

12.1 The aggregate liability of each Vendor in respect of:

(a)
all and any claims for breach of the warranties in Clause 11 (“Claims”); and
(b)
any other claims arising out of any of the provisions of this Agreement (whether in contract, tort or otherwise, but save in respect of any claims for breach of Clause 4.1, for which the provisions of Clause 4.4 shall apply), shall be limited to and shall in no event exceed the amount of Consideration actually received by such Vendor (for the avoidance of doubt, in the case of the Securities Vendors, including the Relevant Amount, save that the portion relating to the Relevant Amount shall only be payable within 20 Business Days of the cessation or waiver of any lock-up arrangements relating to the Consideration Shares).

12.2 For the purposes of the limits in this Clause 12, the liability of each Vendor shall be deemed to exclude the amount of all of its costs, expenses and other liabilities (together with any payment of or in respect of VAT or other Taxation thereon) incurred or payable by the Vendor in connection with the satisfaction, settlement or determination of any such Claim.

12.3 Specific written notice of any claim under this Agreement, setting out (in detail, as is available to the Purchaser at the time) the legal and factual basis of such claim, the evidence on which the Purchaser relies and the amount claimed, shall be given by the Purchaser to the applicable Vendor(s), as soon as reasonably practicable after the Purchaser becomes aware of such claim provided that the giving of such notice as soon as reasonably practicable after the Purchaser becomes aware of such claim shall not be a condition precedent to the liability of the Vendor(s) in respect of such claim. Each Vendor shall not be liable in respect of any claim under this Agreement unless the Purchaser has given written notice of such claim (in accordance with this Clause 12.3):

(a)
in respect of a Claim only, on or before the date falling two years after (and excluding) the date of Completion; and
(b)
in respect of any claim under this Agreement (other than a Claim or a claim (x) for breach of Clause 4.1, for which the provisions of Clause 4.2 shall apply, or (y) for a breach of Clause 6.1,for which the provisions of Clause 6.7 shall apply (z) for breach of Clause 18, for which the provisions of Clause 18.6 shall apply), on or before the earlier of the date falling eighteen months after (and excluding) the date of Completion, after which each Vendor shall cease to be under any liability to the Purchaser or otherwise in respect of all and any Claim(s) or claim(s) not so notified to the applicable Vendor(s).

12.4 The provisions of Clauses 12.1 and 12.3 shall not apply in respect of any claim under this Agreement if it is (or the delay in the discovery of which is) the consequence of fraud or fraudulent misrepresentation by the relevant Vendor.

12.5 Each Vendor hereby:

(a)
unconditionally and irrevocably waives (and shall procure that its Connected Persons shall waive) (to the maximum extent permitted by Laws) any rights, actions, claims and remedies it (and any of its Connected Persons) has or may at Completion have against any member of the Group or any of their respective present or former directors, officers or employees (including but not limited to claims arising out of any information, opinion or advice supplied or given (or omitted to be supplied or given) in connection with the Transaction), other than in respect of amounts payable to such Vendor in accordance with the terms of any written employment or consultancy agreement Fairly Disclosed or any agreement relating to the Searchlight Management Fee and the Tosca Penta Management Fee or the Galaxy Deferred Consideration (including without limitation in respect of payments of salary, bonus, fees and expenses) or in the case of fraud or fraudulent misrepresentation (and for the avoidance of doubt this Clause 12.5(a) shall not apply to the portfolio or investee companies or limited partners of the Institutional Vendors or the portfolio or investee companies or limited partners of their Affiliates); and
(b)
undertakes to procure the release of each Group Company from any liability whatsoever in respect of such rights, actions, claims and remedies.

12.6 Any claim notified pursuant to Clause 12.3 shall (if it has not been previously satisfied, settled or withdrawn) be deemed to be irrevocably withdrawn three months after the relevant notice has been given by the Purchaser, unless at such time legal proceedings in respect of the relevant claim: (i) have been commenced by being both issued and served; and (ii) are being and continue to be pursued with reasonable diligence.

12.7 Nothing in the Transaction Documents shall or shall be deemed to relieve or abrogate the Purchaser in respect of any claim of any common law or other duty to mitigate any loss or damage.

12.8 The Purchaser shall not be entitled to recover damages or obtain payment, reimbursement or restitution more than once from any Vendor in respect of the same loss or damage, regardless of whether more than one Claim, or more than one claim under the Transaction Documents, arises in respect of such loss or damage.

12.9 The Purchaser is not entitled to rescind this Agreement or treat this Agreement as terminated by reason of any breach of this Agreement or circumstances giving rise to any claim, and the Purchaser hereby waives any and all rights of rescission it may have in respect of any such matter.

12.10 No Vendor shall be liable in respect of any claim to the extent that the subject of such claim has been made or is made good or is otherwise compensated for without cost to the Purchaser.

12.11 The Vendors shall not be liable under any Transaction Document in respect of any loss of profit, loss of goodwill or any indirect, punitive or consequential losses.

13.
UNDERtakings AND WARRANTIES OF THE PURCHASER

13.1 With effect from Completion, the Purchaser shall, and shall procure that each Group Company shall, release and discharge each Investment Director and any other director resigning at Completion (“Resigning Directors”) from any and all liabilities or obligations to a Group Company and shall procure that each Group Company shall waive any and all claims (in the absence of fraud or fraudulent misrepresentation) it has or may have against such Resigning Director in connection with his appointment as a director of, or employment with, or conduct in relation to, any Group Company.

13.2 The Purchaser warrants to each Vendor as at the date of this Agreement and at Completion that:

(a)
the Purchaser is validly incorporated, in existence and duly registered under the laws of England and Wales;
(b)
the Purchaser has taken all necessary action and has all requisite power and authority to enter into and perform this Agreement and the other Transaction Documents in accordance with their terms (including with respect to the procurement of the issuance of the Consideration Shares);
(c)
this Agreement and the other Transaction Documents constitute (or shall constitute when executed) valid, legal and binding obligations on the Purchaser in accordance with their terms;
(d)
the execution and delivery of this Agreement and the other Transaction Documents by the Purchaser and the performance of and compliance with their terms and provisions will not conflict with or result in a breach of, or constitute a default under, the constitutional documents of the Purchaser, any agreement or instrument to which the Purchaser is a party or by which it is bound, or any Law, order or judgment that applies to or binds the Purchaser or any of its property;
(e)
save for the Conditions, no consent, action, approval or authorisation of, and no registration, declaration, notification or filing with or to, any Authority is required to be obtained, or made, by the Purchaser to authorise the execution or performance of this Agreement by the Purchaser;
(f)
the Purchaser’s obligations hereunder are not subject to any conditions regarding its or any other person’s ability to obtain financing for the consummation of the Transaction and the other transactions contemplated by this Agreement;
(g)
the Purchaser is not aware of any fact, matter, event or circumstance which could reasonably be expected to result in a claim under this Agreement and for the purposes of this paragraph, the awareness of the Purchaser shall include the actual knowledge of Scott Penny, Vaughn Stoll, Gray Nestor and/or David Lotz;
(h)
the Purchaser is not insolvent or unable to pay its debts within the meaning of any Law relating to insolvency applicable to it; and
(i)
at the date of this Agreement only, the Purchaser is not actually aware of any fact, matter or circumstance relating to or attributable to the Purchaser or any of its Connected Persons which would, or is reasonably likely to, result in a delay in, or adversely effect, the satisfaction of the Conditions prior to the Long Stop Date.

13.3 The Purchaser’s Guarantor warrants to each Vendor as at the date of this Agreement and at Completion that:

(a)
the Purchaser's Guarantor has taken all necessary action and has all requisite power and authority to enter into and perform this Agreement and the other Transaction Documents in accordance with their terms (including with respect to the procurement of the issuance of the Consideration Shares); and
(b)
this Agreement and the other Transaction Documents constitute (or shall constitute when executed) valid, legal and binding obligations on the Purchaser's Guarantor in accordance with their terms.

13.4 The Purchaser irrevocably undertakes to each Vendor that it will take such steps as may be necessary to procure that at Completion it will have cash on hand sufficient to enable the Purchaser to perform each of its obligations hereunder, complete the Transaction and the other transactions contemplated by this Agreement, and pay all related fees and expenses, including payment of the Consideration and repayment or refinancing of any indebtedness of the Group due at Completion.

13.5 For a period of six years following Completion, the Purchaser shall cause (in so far as it is able to do so) that the Company and each other relevant member of the Group will (at their cost) maintain policies of directors’ and officers’ liability insurance (“D&O Insurance”) covering each Resigning Director in respect of claims arising from facts or events that occurred on or prior to Completion and, subject to the availability in the insurance market of policies with such terms at no more than three times the cost of such insurance as at the Completion Date (adjusted for inflation by reference to the retail price index), providing at least the same level and terms of cover for the Resigning Directors as those contained in the relevant policies of directors’ and officers’ liability insurance in effect immediately prior to Completion.

14.
Purchaser’s Guarantor

14.1 The Purchaser’s Guarantor hereby unconditionally and irrevocably:

(a)
guarantees to each Vendor as a primary obligation the due, punctual and complete observance and discharge by the Purchaser of all of its present and future obligations and liabilities under this Agreement if and when they become due under this Agreement (the “Purchaser Guaranteed Obligations”);
(b)
undertakes to each Vendor that, if the Purchaser defaults in the payment when due of any amount that constitutes a Purchaser Guaranteed Obligation, the Purchaser’s Guarantor shall as primary obligor, within two Business Days of demand by the Vendor, pay that amount in the manner prescribed by this Agreement or an order of any court of applicable jurisdiction as if it were the Purchaser; and
(c)
agrees as primary obligor to indemnify and keep indemnified each Vendor from and against any cost, loss or liability incurred by each Vendor or its Connected Persons as a result of any of the Purchaser Guaranteed Obligations becoming void, voidable, unenforceable, ineffective or illegal for any reason whatsoever, whether or not known to the Vendor and the amount of the cost, loss or liability will be equal to the amount which the Vendor or any Connected Person would otherwise have been entitled to recover from the Purchaser or the Purchaser’s Guarantor.

14.2 Notwithstanding any other provision in this Agreement, in no circumstances shall the amount recoverable from the Purchaser’s Guarantor exceed the amount which would be recoverable directly from the Purchaser under this Agreement.

14.3 The guarantee set out in Clause 14.1 is to be a continuing guarantee and accordingly is to remain in force until all the Purchaser Guaranteed Obligations shall have been performed or satisfied. This guarantee is in addition to and without prejudice to and not in substitution for any rights or security which the Vendor may now or hereafter have or hold for the performance and observance of the Purchaser Guaranteed Obligations.

14.4 The liability of the Purchaser’s Guarantor under this Clause 14 shall not be affected, impaired, reduced or released by:

(a)
any variation of the terms of the Purchaser Guaranteed Obligations;
(b)
any forbearance, neglect or delay in seeking performance of the Purchaser Guaranteed Obligations or any granting of time for, or waiver in relation to, such performance;
(c)
the illegality, invalidity or unenforceability of, or any defect in, any provision of this Agreement or the Purchaser’s obligations under it;
(d)
any insolvency or similar proceedings; or

(e)
any other fact or event which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release or a defence to a guarantor.
15.
Voting Power of Attorney

15.1 The Vendors hereby appoint the Purchaser (acting by any of its directors from time to time) to be their attorney from and after Completion granting to the Purchaser full power on their behalf to exercise all voting and other related rights attaching to the Shares including in particular, but without prejudice to the generality of the foregoing, power:

(a)
to execute a form of proxy (or other instrument or document) in favour of such person or persons as the Purchaser may think fit to enable it to attend and vote as the Vendors’ proxy at any general meeting of the members, or separate class meeting of any class of members, of the Company in respect of the Shares in such manner as the Purchaser may decide;
(b)
to sign any written resolution of the members of the Company (or any class of such members) in respect of the Shares in such manner as the Purchaser may decide;
(c)
to consent to the convening and holding of any such meeting and the passing of the resolutions to be submitted at any such meeting on short notice;
(d)
to settle the terms of such resolutions;
(e)
generally to procure that the Purchaser is duly registered as the holder of the Shares;
(f)
to delegate one or more of the powers and rights conferred on it under this power of attorney (other than this power of delegation) to either the company secretary or a director from time to time of the Purchaser appointed for that purpose by the board of directors of the Purchaser by resolution or otherwise; and
(g)
to appoint any substitute with all or any of the powers conferred under this power of attorney (other than this power of substitution) as if they had been originally appointed by this power of attorney and revoke the appointment of a substitute at any time.

15.2 Each Vendor hereby severally declares that the power of attorney granted by Clause 15.1 is given to secure the proprietary interest of the Purchaser as a security power and shall be irrevocable provided that such power of attorney shall automatically expire upon the registration of the transfer of the Shares sold by the applicable Vendors in the books of the Company.

15.3 Each Vendor hereby severally undertakes, from Completion:

(a)
not to exercise any rights attaching to the Shares or exercisable in its capacity as registered holder of the Shares without the Purchaser’s prior written consent;
(b)
only deal with and dispose of such Shares, dividends, distributions, assets and rights as the Purchaser shall lawfully direct in writing;

(c)
to hold on trust for and account to the Purchaser the Shares and all dividends and other distributions received by it in respect of the Shares after Completion and to promptly notify the Purchaser of anything received by it in its capacity as registered holder of the Shares;
(d)
to act promptly in accordance with the Purchaser’s instructions in relation to any rights exercisable or anything received by it in its capacity as registered holder of the Shares;
(e)
if required by the Purchaser, execute all instruments of proxy or other documents as may be necessary to enable the Purchaser to attend and vote at any meeting of the Company (including, without limitation, consent to short notice of, the adjournment of, the requisitioning of any meeting of the Company); and
(f)
to ratify and confirm whatever the Purchaser does or purports to do in good faith in the exercise of any power conferred by the power of attorney granted under this Clause 15.

15.4 Each Vendor hereby severally declares that a person who deals with the Purchaser in good faith may accept a written statement signed by the Purchaser to the effect that the power of attorney granted under this Clause 15 (unless expired) has not been revoked as conclusive evidence of that fact.

15.5 Each Vendor hereby severally ratifies and confirms and undertakes to ratify everything the Purchaser shall lawfully do or cause to be done in pursuance of the power of attorney granted above.

16.
Management Vendors’ Representative

16.1 Each Management Vendor hereby irrevocably appoints Michael Bruce to act as the Management Vendors’ representative (the “Management Vendors’ Representative”) and to represent each Management Vendor for the purposes contemplated by this Agreement.

16.2 Each Management Vendor hereby irrevocably agrees that it shall be bound by any steps or actions taken or any agreement entered into by the Management Vendors’ Representative acting in accordance with this Agreement or as may, in the reasonable opinion of the Management Vendors’ Representative, be required to give effect to the terms of this Agreement. In particular, each Management Vendor hereby agrees that the Management Vendors’ Representative shall have the right, power and authority to be his representative in respect of any provisions of this Agreement where he (whether individually or with others) is required or entitled to give or receive any written notice, consent, application or election and to act on his behalf in relation to all such matters.

16.3 Each Management Vendor irrevocably and unconditionally undertakes severally to indemnify and hold the Management Vendors’ Representative harmless against all Losses arising from the exercise or the purported exercise in good faith of any of the rights or duties of the Management Vendors’ Representative contemplated by this Agreement, provided that the Management Vendors’ Representative shall not be entitled to any payment as a result of such covenant in respect of any matter where his or its actions or inactions are fraudulent or dishonest or in breach of this Agreement.

16.4 Each Management Vendor agrees that the Management Vendors’ Representative owes no responsibility, duty of care or liability whatsoever in connection with its appointment as representative and accordingly, except in the case of fraud or dishonesty, the Management Vendors’ Representative shall not be liable to any Management Vendor for any act or omission in connection with the performance by it of any of its duties, functions or role as representative pursuant to this Agreement. Each Management Vendor agrees not to bring any action or claim against the Management Vendors’ Representative in connection with its appointment as Management Vendors’ Representative and/or in relation to any action which the Management Vendors’ Representative has taken or omitted to take in the past or may in the future take or omit to take in its capacity as Management Vendors’ Representative, except in the case of fraud or dishonesty.

17.
Other Vendors’ Representative

17.1 Each Other Vendor hereby irrevocably appoints David Margrett to act as the Other Vendors’ representative (the “Other Vendors’ Representative”) and to represent each Other Vendor for the purposes contemplated by this Agreement.

17.2 Each Other Vendor hereby irrevocably agrees that it shall be bound by any steps or actions taken or any agreement entered into by the Other Vendors’ Representative acting in accordance with this Agreement or as may, in the reasonable opinion of the Other Vendors’ Representative, be required to give effect to the terms of this Agreement. In particular, each Other Vendor hereby agrees that the Other Vendors’ Representative shall have the right, power and authority to be his representative in respect of any provisions of this Agreement where he (whether individually or with others) is required or entitled to give or receive any written notice, consent, application or election and to act on his behalf in relation to all such matters.

17.3 Each Other Vendor irrevocably and unconditionally undertakes severally to indemnify and hold the Other Vendors’ Representative harmless against all Losses arising from the exercise or the purported exercise in good faith of any of the rights or duties of the Other Vendors’ Representative contemplated by this Agreement, provided that the Other Vendors’ Representative shall not be entitled to any payment as a result of such covenant in respect of any matter where his or its actions or inactions are fraudulent or dishonest or in breach of this Agreement.

17.4 Each Other Vendor agrees that the Other Vendors’ Representative owes no responsibility, duty of care or liability whatsoever in connection with its appointment as representative and accordingly, except in the case of fraud or dishonesty, the Other Vendors’ Representative shall not be liable to any Other Vendor for any act or omission in connection with the performance by it of any of its duties, functions or role as representative pursuant to this Agreement. Each Other Vendor agrees not to bring any action or claim against the Other Vendors’ Representative in connection with its appointment as Other Vendors’ Representative and/or in relation to any action which the Other Vendors’ Representative has taken or omitted to take in the past or may in the future take or omit to take in its capacity as Other Vendors’ Representative, except in the case of fraud or dishonesty.

18.
Confidentiality and Announcements

18.1 Subject to Clause 18.4 and Clause 18.5, each party:

(a)
shall treat as strictly confidential the provisions of this Agreement and the other Transaction Documents (including the names of the parties to such agreements) and the process of their negotiation (“Confidential Information”); and

(b)
shall not, except with the prior written consent of the party whom the Confidential Information concerns (which shall not be unreasonably withheld or delayed), make use of (save for the purposes of performing its obligations under this Agreement) or disclose to any person (other than its Representatives and providers of finance for the purposes of the Transaction in accordance with Clause 18.2) any Confidential Information.

18.2 Each party undertakes that it shall only disclose Confidential Information to Representatives and actual and potential providers of finance for the purposes of the Transaction where it is reasonably required for the purposes of performing its obligations under this Agreement or the other Transaction Documents and only where such recipients are informed of the confidential nature of the Confidential Information and the provisions of this Clause 18 and instructed to comply with this Clause 18 as if they were a party to it.

18.3 Subject to Clauses 18.4 and 18.5, no party shall make any announcement (including any communication to the public, to any customers suppliers or employees of any of the Group Companies) concerning the subject matter of this Agreement without the prior written consent of, in the case of the Purchaser, the Institutional Vendors, and in the case of the Vendors, the Purchaser (which shall not be unreasonably withheld or delayed).

18.4 Clause 18.1 and 18.3 shall in no way prevent or restrict:

(a)
the release by or on behalf of Purchaser of the Announcement following Completion and the subsequent use or disclosure by any party of the information contained therein;
(b)
the disclosure or use of Confidential Information by or on behalf of the Purchaser or any of its Affiliates by way of inclusion, in financial or other filings, reports, summaries or communications which are made available to or directed at investors and/or third parties (including via public websites of the Purchaser Group) and prepared in the ordinary and usual course of business and consistent with past practice, a summary of certain details of the Transaction including reference to relevant metrics relating to such transaction;
(c)
the disclosure or use of Confidential Information which is expressly required or permitted by this Agreement or any other Transaction Document or the disclosure or use is otherwise required to vest the full benefit of any Transaction Document in a party or is required for the purpose of any judicial proceedings arising out of any Transaction Document;
(d)
the disclosure or use of Confidential Information required by the W&I Insurer or any of its advisers for the purposes of putting in place the W&I Policy;
(e)
the disclosure or use of Confidential Information required by any Authority or Governmental Entity for the purposes of satisfying the Conditions;
(f)
the disclosure or use of Confidential Information made to the discloser's professional advisers, subject to professional duties of confidentiality;
(g)
an Institutional Vendor (or any of its Representatives) or the Purchaser (or any of its Representatives) from passing any Confidential Information on a confidential basis to its Representatives;

(h)
an Institutional Vendor or any of its Representatives from passing any Confidential Information on a confidential basis to:
(i)
any general partner, limited partner, trustee, nominee or manager of, or adviser to, that Institutional Vendor or of or to any of its Affiliates, or any investor or potential investor in any of them;
(ii)
any company or fund (including any unit trust, investment trust, limited partnership or general partnership) which is advised by, or the assets of which are managed by (whether solely or jointly with others) that Institutional Vendor or in respect of which that Institutional Vendor is a general partner, or which is advised or managed by that Institutional Vendor’s general partner, trustee, nominee, manager or adviser, or any potential investors in any such company or fund or any potential such company or fund;
(iii)
any co-investment scheme of that Institutional Vendor or any person holding shares under such scheme or entitled to the benefit of shares under such scheme; or
(iv)
any provider of finance to any of the foregoing or its Representatives.

18.5 Clauses 18.1 and 18.3 shall not apply if and to the extent that the party using or disclosing Confidential Information or making such announcement can demonstrate that:

(a)
such disclosure or announcement is required by Law or by any stock exchange or any supervisory or anti-trust body or any Authority or Governmental Entity (including, for the avoidance of doubt, any Tax Authority) having applicable jurisdiction;
(b)
such disclosure or announcement is required in order to facilitate any assignment or proposed assignment of the whole or any part of the rights or benefits under this Agreement which is permitted by Clause 24; or
(c)
the Confidential Information concerned has come into the public domain other than through its fault (or that of its Representatives) or the fault of any person to whom such Confidential Information has been disclosed by such party or its Representatives in accordance with this Clause 18.5.

18.6 The provisions of this Clause 18 shall survive termination of this Agreement or Completion, as the case may be, and shall continue for a period of five years from the date of this Agreement.

19.
Further Assurance

Each party shall execute and deliver or procure, so far as they are reasonably able, the execution and delivery of, all such documents, and do all such things, as the Purchaser and/or any Vendor (as the case may be) may reasonably require at the cost of the requesting party for the purpose of giving full effect to the provisions of this Agreement.

20.
Entire Agreement and Remedies

20.1 This Agreement and the other Transaction Documents (as varied in accordance with their terms) together set out the entire agreement between the parties relating to the sale and purchase of the Shares and the Minority Shares and, save to the extent expressly set out in this Agreement or any other Transaction Document, supersede and extinguish any prior drafts, agreements, undertakings, representations, warranties, promises, assurances and arrangements of any nature whatsoever, whether or not in writing, relating thereto.

20.2 Each party acknowledges and agrees that in entering into this Agreement and the Transaction Documents it has not relied and is not relying on, and shall have no claim or remedy in respect of, any statement, representation, warranty, undertaking, assurance, promise, understanding or other provision made by or on behalf of any of the other parties, any of their Representatives or any other person (whether party to this Agreement or not), whether written or oral, express or implied and whether negligently or innocently made, which is not expressly set out in this Agreement or any other Transaction Document.

20.3 The Purchaser acknowledges and agrees that neither it nor any of its Representatives has any rights against, and shall not make any claim or bring any action against, any Representative of any of the Vendors in relation to the Transaction (save in respect of any claims or action against any Representative in its capacity as a Vendor or in respect of fraud or fraudulent misrepresentation).

20.4 Save (a) as expressly set out in this Agreement and (b) in respect of Clauses 10, 15, 18 and 19, the only right or remedy of the Purchaser in relation to any statement, representation, warranty, undertaking, assurance, promise, understanding or other provision set out in this Agreement or any other Transaction Document shall be for breach of this Agreement or the relevant Transaction Document to the exclusion of all other rights and remedies (including those in tort or arising under statute) and, in respect of any breach of this Agreement or any Transaction Document, the only remedy (save under the Tax Schedule) shall be a claim for damages in respect of such breach. Save as expressly set out in this Agreement, the Purchaser shall not be entitled to rescind or terminate this Agreement in any circumstances whatsoever at any time, whether before or after Completion, and the Purchaser waives any rights of rescission or termination it may have.

20.5 This Clause 20 shall not exclude, in respect of any party, any liability of a party for or remedy against a party in respect of fraud or fraudulent misrepresentation by that party.

21.
Post-Completion Effect of Agreement

Notwithstanding Completion each provision of this Agreement and any other Transaction Document not performed at or before Completion but which remains capable of performance will remain in full force and effect and, except as otherwise expressly provided, without limit in time.

22.
Waiver and Variation

22.1 A failure or delay by a party to exercise any right or remedy provided under this Agreement or by Law, whether by conduct or otherwise, shall not constitute a waiver of that or any other right or remedy, nor shall it preclude or restrict any further exercise of that or any other right or remedy. No single or partial exercise of any right or remedy provided under this Agreement or by Law, whether by conduct or otherwise, shall preclude or restrict the further exercise of that or any other right or remedy.

22.2 A waiver of any right or remedy under this Agreement shall only be effective if given in writing and shall not be deemed a waiver of any subsequent breach or default.

22.3 No variation or amendment of this Agreement shall be valid unless it is in writing and duly executed by or on behalf of the Purchaser, the Institutional Vendors and the Management Vendors’ Representative. Unless expressly agreed, no variation or amendment shall constitute a general waiver of any provision of this Agreement, nor shall it affect any rights or obligations under or pursuant to this Agreement which have already accrued up to the date of variation or amendment and the rights and obligations under or pursuant to this Agreement shall remain in full force and effect except and only to the extent that they are varied or amended.

23.
Invalidity

Where any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the Laws of any jurisdiction then such provision shall be deemed to be severed from this Agreement and, if possible, replaced with a lawful provision which, as closely as possible, gives effect to the intention of the parties under this Agreement and, where permissible, that shall not affect or impair the legality, validity or enforceability in that, or any other, jurisdiction of any other provision of this Agreement.

24.
Assignment and Successors

24.1 Except as provided in this Clause 24 or as Searchlight, the Management Vendors’ Representative and the Purchaser specifically agree in writing, no person shall assign, transfer, charge or otherwise deal with all or any of its rights under this Agreement nor grant, declare, create or dispose of any right or interest in it.

24.2 Subject to Clause 24.3, the Purchaser or an Institutional Vendor may assign the benefit of this Agreement and/or of any other Transaction Document to which it is a party, in whole or in part, to, and it may be enforced by:

(a)
any member of the Purchaser Group (in the case of the Purchaser) or any member of that Institutional Vendor’s Group (in the case of the Institutional Vendors); or
(b)
in the case of the Purchaser, any bank or financial institution lending money or making other banking facilities available to the Purchaser for the acquisition of the Shares, by way of security, or any refinancing thereof.

Any such person to whom an assignment is made under this Clause 24.2 may itself make an assignment as if it were the Purchaser or Institutional Vendor (as applicable) under this Clause 24.2.

24.3 Any assignment made pursuant to this Clause 24 shall be on the basis that:

(a)
the non-assigning party may discharge its obligations under this Agreement to the assignor until it receives notice of the assignment;
(b)
the liability of the non-assigning party to any assignee shall not be greater than such non-assigning party’s liability to the assignor;
(c)
the assignor and the Purchaser or Institutional Vendor (as applicable) shall procure that, if an assignee permitted pursuant to Clause 24.2(a) ceases or proposes to cease to be a member of the Purchaser Group or the Institutional Vendor’s Group (as applicable), the assignee will as soon as reasonably practicable transfer all of the interest assigned to it to another member of the Purchaser Group or Institutional Vendor’s Group (as applicable); and
(d)
the assignor will remain liable for any obligations under this Agreement.

24.4 This Agreement shall be binding on and continue for the benefit of the successors and assignees of each party.

25.
Payments and Set Off

25.1 Any payment to be made pursuant to this Agreement by the Purchaser to the Vendors, or any of them, shall be made to the Paying Agent’s Bank Account and any payment to be made pursuant to this Agreement by the Vendors, or any of them, to the Purchaser shall be made to the Paying Agent’s Bank Account, in each case by way of electronic transfer in immediately available funds on or before the due date for payment. Receipt of such sum in such account on or before the due date for payment shall be a good discharge by the payor of its obligation to make such payment and the Purchaser shall not be concerned to see the application of any such amount thereafter.

25.2 Where any payment is made by a Vendor in satisfaction of a liability arising under this Agreement or the Management Warranty Deed it shall, to the extent possible, be treated as a reduction of that part of the Consideration paid to such Vendor in respect of his Shares.

25.3 All payments made by the Purchaser or the Vendors under this Agreement, or any of the other Transaction Documents, shall be made free from any set-off, counterclaim or other deduction or withholding of any nature whatsoever, except for deductions or withholdings required to be made by Law. To the extent any withholding or deduction is required by Law from any payment by a Vendor to the Purchaser under this Agreement such Vendor shall pay such additional amount as is required to put the Purchaser in the position as if no such withholding or deduction had been required.

25.4 If any payment made by a Vendor to the Purchaser under this Agreement is subject to Tax in the hands of the Purchaser, such Vendor shall pay such additional amount as is required to put the recipient in the position as if no such Tax liability had arisen.

26.
Notices

26.1 Any notice or other communication given under this Agreement or in connection with the matters contemplated herein shall, except where otherwise specifically provided, be in writing in the English language, addressed as provided in Clause 26.2 and served:

(a)
by leaving it at the relevant address in which case it shall be deemed to have been given upon delivery to that address;
(b)
if within the United Kingdom, by first class pre-paid post, in which case it shall be deemed to have been given two Business Days after the date of posting;
(c)
if from or to any place outside the United Kingdom, by air courier, in which case it shall be deemed to have been given two Business Days after its delivery to a representative of the courier;
(d)
if from or to any place outside the United Kingdom, by pre-paid airmail, in which case it shall be deemed to have been given five Business Days after the date of posting; or
(e)
by e-mail, in which case it shall be deemed to have been given when despatched subject to confirmation of delivery by a delivery receipt, provided that any notice despatched outside Working Hours shall be deemed given at the start of the next period of Working Hours.

26.2 Notices under this Agreement shall be sent for the attention of the person and to the address, or e-mail address, subject to Clause 26.3, as set out below:

For the Management Vendors’ Representative:
Name:	Michael Bruce
Address:	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE
E-mail address:	mike.bruce@GRPgroup.co.uk

with a copy to:
Name:	Proskauer Rose (UK) LLP
For the attention of:	Richard Bull
Address:	110 Bishopsgate, London, EC2N 4AY
E-mail address:	rbull@proskauer.com

For the Other Vendors’ Representative:
Name:	David Margrett
Address:	52 Bear Street, Nayland, Suffolk, CO6 4HX
E-mail address:	dbmargrett@aol.com

with a copy to:
Name:	Proskauer Rose (UK) LLP
For the attention of:	Richard Bull
Address:	110 Bishopsgate, London, EC2N 4AY
E-mail address:	rbull@proskauer.com

and:
Name:	DWF Law LLP
For the attention of:	Mel Sims
Address:	20 Fenchurch Street London EC3M 3AG
E-mail address:	Mel.Sims@dwf.law

For Searchlight:
Name:	GRP (Jersey) Topco Limited
For the attention of:	Nadir Nurmohamed and Heber Ramos de Freitas
Address:	47 Esplanade, St. Helier, JE1 0BD, Jersey
E-mail address:	nnurmohamed@searchlightcap.com
hrdf@searchlightcap.com

with a copy to:
Name:	Willkie Farr & Gallagher (UK) LLP
For the attention of:	Gavin Gordon and Andrew Gray
Address:	Citypoint, 1 Ropemaker Street, London EC2Y 9AW
E-mail address:	ggordon@willkie.com, agray@willkie.com

For Tosca Penta:
Name:	Penta Capital LLP
For the attention of:	Steven Scott
Address:	150 St. Vincent Street, Glasgow, G2 5NE
E-mail address:	Scott@pentacapital.com

with a copy to:
Name:	Dickson Minto W.S.
For the attention of:	Andrew Todd and John Pentland
Address:	16 Charlotte Square, Edinburgh, Scotland, EH2 4DF
E-mail address:	Andrew.Todd@DMWS.COM, John.Pentland@dmws.com

For the Purchaser or the Purchaser’s Guarantor:
Name:	Brown & Brown UK Holdco Limited
For the attention of:	The Company Secretary
Address:	the registered address of the Purchaser from time to time
E-mail address:	rlloyd@bbins.com

with a copy to:
Name:	Travers Smith LLP
For the attention of:	Jonathan Walters
Address:	10 Snow Hill, London EC1A 2AL
E-mail address:	jonathan.walters@traverssmith.com

26.3 Where service of a notice is made:

(a)
by email in accordance with Clause 26.1(e) and without prejudice to the effectiveness of such service, the party serving the notice by email shall also provide the notice by one of the means of service set out in Clauses 26.1(a) to (d) within a period of five Business Days following service by email, save that any recipient of such notice may waive this requirement in writing (which waiver may be by email); or
(b)
by the means of service set out in Clauses 26.1(a) to (d) and without prejudice to the effectiveness of such service, the party serving the notice by such means shall also provide the notice by email in accordance with Clause 26.1(e) within a period of three Business Days following service by the means of service set out in Clauses 26.1(a) to (d).

26.4 Any party to this Agreement may notify the other parties of any change to its address or other details specified in Clause 26.2 provided that such notification shall only be effective on the date specified in such notice or five Business Days after the notice is given, whichever is later.

26.5 Any notice to be given to or by all of the Management Vendors under this Agreement shall be deemed to have been properly given if it is given to or by the Management Vendors’ Representative.

26.6 Any notice to be given to or by all of the Other Vendors under this Agreement shall be deemed to have been properly given if it is given to or by the Other Vendors’ Representative.

27.
Costs

27.1 Except as otherwise provided in this Agreement, each party shall bear its own costs arising out of or in connection with the preparation, negotiation and implementation of this Agreement and all other Transaction Documents.

27.2 To the extent applicable, the Purchaser shall pay all stamp duty and stamp duty reserve tax in respect of the transfer of the Shares under this Agreement and the Minority Shares under the Minority SPA.

27.3 The Purchaser shall pay all costs, fees, expenses, taxes and premium amount associated with or in connection with the W&I Policy.

28.
Rights of Third Parties

28.1 Save for:

(a)
those Resigning Directors covered by the D&O Insurance under Clause 13.3;
(b)
each Group Company and person in respect of whom rights and remedies are waived pursuant to Clause 12.5; and
(c)
any provision of this Agreement which confers a benefit upon any member of the Purchaser Group,

a person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms. No consent from any person not a party hereto shall be required for the amendment or waiver of this Agreement or any provision of it, or for any termination of this Agreement.

28.2 Each party represents to the other that any rights they each may have to terminate, rescind or agree any amendment, variation, waiver or settlement under this Agreement are not subject to the consent of any person that is not a party to this Agreement.

29.
Redaction

Each Management Vendor and each Other Vendor hereby agrees that such Vendor will only receive a version of this Agreement in which the names and details (including any securities held, directly or indirectly, in the Company by them) of the other Vendors as set out in Schedule 1 have been redacted. Each Management Vendor and each Other Vendor furthermore hereby agrees and confirms that the foregoing shall not in any way affect any party's rights or obligations contained in this Agreement.

30.
Independent Legal Advice

Each Vendor hereby agrees, acknowledges and represents that they have had the opportunity to seek independent legal advice in respect of this Agreement (and each of the other Transaction Documents to which they are a party) and have been so advised by such advisor, including in respect of the effect, implications and obligations of the terms and conditions set out therein.

31.
No partnership or agency

This Agreement shall not be construed as creating any partnership or agency relationship between any of the parties.

32.
Counterparts

This Agreement may be executed in any number of counterparts. Each counterpart shall constitute an original of this Agreement but all the counterparts together shall constitute but one and the same instrument.

33.
Governing Law and Jurisdiction

33.1 This Agreement and any non-contractual rights or obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

33.2 The parties irrevocably agree that the English courts shall have exclusive jurisdiction to settle any Disputes, and waive any objection to proceedings before such courts on the grounds of venue or on the grounds that such proceedings have been brought in an inappropriate forum.

33.3 For the purposes of this Clause, “Dispute” means any dispute, controversy, claim or difference of whatever nature arising out of, relating to, or having any connection with this Agreement, including a dispute regarding the existence, formation, validity, interpretation, performance or termination of this Agreement or the consequences of its nullity and also including any dispute relating to any non-contractual rights or obligations arising out of, relating to, or having any connection with this Agreement.

34.
Process Agent

34.1 Without prejudice to any other permitted mode of service, the parties agree that service of any claim form, notice or other document for the purpose of or in connection with any action or proceeding in England or Wales arising out of or in any way relating to this Agreement shall be duly served upon the Purchaser's Guarantor if it is delivered personally or sent by recorded or special delivery post (or any substantially similar form of mail) to the Purchaser at the address set out above or such other person and address in England or Wales as such party shall notify all the other parties in writing from time to time, in each case whether or not such claim form, notice or other document is forwarded to the relevant party or received by such party.

34.2 Without prejudice to any other permitted mode of service, the parties agree that service of any claim form, notice or other document for the purpose of or in connection with any action or proceeding in England or Wales arising out of or in any way relating to this Agreement shall be duly served upon GRP (Jersey) Topco Limited if it is delivered personally or sent by recorded or special delivery post (or any substantially similar form of mail) to Global Risk Partners Limited, 7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE (marked for the attention of Michael Bruce) or such other person and address in England or Wales as such party shall notify all the other parties in writing from time to time, in each case whether or not such claim form, notice or other document is forwarded to the relevant party or received by such party.

THIS AGREEMENT has been duly executed and delivered as a DEED on the date first stated above.

Schedule 2

Conduct of Business Prior to Completion

Part 1 – Matters subject to the Purchaser's consent

Subject at all times to Clause 6.3, each Management Vendor shall individually and severally procure to the extent within its respective power and control that, between the time of entry into this Agreement and Completion, no Group Company does any of the following things without the prior written consent of the Purchaser, such consent not to be unreasonably withheld, conditioned or delayed:

Constitutional, share capital and administrative issues

1.
Create, allot, issue or increase any share capital or loan capital, or agree to do so, save in connection with any Permitted Acquisition.
2.
Redeem any shares, purchase its own shares or otherwise reduce its share capital.
3.
Create, issue, redeem or grant any option or right to subscribe for any share capital or loan capital.
4.
Repay, redeem, reduce or repurchase any share capital or loan capital other than to another Group Company or in connection with the cancellation of the Treasury Shares prior to Completion.
5.
Take any steps to vary the rights attaching to any class of shares or other securities or convert, sub-divide, consolidate or redesignate any class of shares or other securities.
6.
Dispose or attempt to dispose of any interest in any share or other security in the share capital of any Group Company.
7.
Declare, make or pay any dividend (whether in cash or in specie) or other distribution to shareholders other than to another Group Company.
8.
Create any Encumbrance (or otherwise permit the creation of any Encumbrance) over any shares or any of its material assets or undertakings (or parts thereof) other than in the ordinary course of trading.
9.
Take any steps to register any transfer or otherwise dispose of its shares, save in connection with the Group Minority Shareholder Cash-Out.
10.
Take any steps to amend, alter, repeal or terminate any provisions of its articles of association (or any other constitutional documents) and/or any shareholders’ agreement relating to the relevant Group Company entered into prior to the date of this Agreement, other than in respect of the termination of such shareholders’ agreements on Completion.
11.
Establish any subsidiary undertaking.

12.
Change its accounting reference date.
13.
Make any change in accounting procedures, practices or policies of any member of the Group save where and to the extent only that such changes are required to ensure compliance with Laws or accounting principles following changes to such Laws or accounting principles (in the case of the latter, made by the appropriate professional governing body).
14.
Appoint any new auditors.
15.
Make any contributions to political parties or campaigns.

Assets

16.
Save for any Permitted Acquisition, acquire, dispose of or grant any option (whether by one or a series of transactions) in respect of any material part of its businesses, assets or properties (which shall include licensing, leasing and transfer arrangements), or agree to do so, except in the ordinary course of business on normal arm’s length terms.
17.
Save for any Permitted Acquisition or in connection with the Group Minority Shareholder Cash-Out, acquire any interest (on its own behalf or as nominee) in the share capital, or instruments convertible into the share capital of any other body corporate or undertaking.
18.
Amalgamate or merge with any other company or form, enter into, terminate or withdraw from any partnership, consortium, joint venture or any other incorporated association or other than in the ordinary course of business, any profit sharing arrangement.
19.
Other than in respect of any capital expenditure of the relevant Group Company that is provided for in the Accounts or the annual budget, incur any capital expenditure or enter into or agree to enter into any capital commitment or any contract or make any investment involving expenditure on capital account or the purchase of any capital equipment or other items of a capital nature in excess of £1,000,000 in aggregate.
20.
Otherwise than in the ordinary and usual course of trading:
(a)
purchase, lease, license or otherwise acquire any material fixed asset in excess of £500,000 in aggregate; or
(b)
sell, lease, transfer, license or otherwise dispose of any material fixed asset in excess of £500,000 in aggregate.
21.
Acquire or dispose of any freehold or leasehold property, grant or surrender a lease in respect of such property or take or omit to take any action which could prejudice the continuation of any such lease.
22.
Pass any resolution of its shareholders or any class of its shareholders (other than as reasonably required to implement the transactions contemplated in this Agreement).

23.
Take any steps to enter into any liquidation, administration or winding up proceedings, or capitalise any profits or sum standing to the credit of the share premium account, capital redemption reserve fund or any other reserve.

Employment

24.
Save as required by Law:
(a)
make any material amendment to the terms and conditions of employment (including, remuneration, pension entitlements and other benefits) of any Executive Employee (other than increases in emoluments made in the ordinary and usual course of business);
(b)
provide or agree to provide any remuneration (including any bonus or commission) or other gratuitous payment or benefit to any Executive Employee or any of his or her dependants other than in accordance with their employment contracts;
(c)
enter into any material transaction with or for the benefit of any of its directors or of any person who is connected with or any of its directors (within the meaning of section 1122 CTA 2010) other than on arm’s length terms;
(d)
pay any benefits under the Group’s pension schemes, except in the ordinary course and where such payment is made in accordance with the terms of the documents governing such pension scheme;
(e)
dismiss any Executive Employee or ask or require them to work on terms which will result in them being entitled to claim that they have been constructively dismissed; or
(f)
make an offer of employment to a person with following job title: Group Chief Executive Officer, Chief Financial Officer, CEO Underwriting, Group Head of M&A, Chief Risk Officer and General Counsel, Chief Operating Officer or CEO Retail.
25.
Establish any new pension scheme or discontinue, materially amend or exercise any material discretion in relation to the Pension Schemes.
26.
Establish any incentive, option or bonus schemes.

Operational matters

27.
Discontinue or cease to operate all or a material part of its business or make or permit any material change in the nature or scope of its business.
28.
Enter into, agree to terminate or materially modify the terms of any Material Contract.
29.
Give any guarantee or indemnity in relation to the obligations or liabilities of any other person (other than another Group Company).
30.
Deviate from the Group’s annual budget by more than 10 per cent. per line item.

31.
Incur any additional borrowings (other than by bank overdraft or similar facility in the ordinary course of business and within the limits subsisting at the date of this Agreement) or incur any other indebtedness, in each case in excess of the facility limit under the Existing Facilities Agreement, save in connection with any Permitted Acquisition.
32.
Pay any sum out of the Insurance Broking Accounts, other than to make necessary payments to third parties to whom such payments have been made in the ordinary course of the business of the Group as carried on in the manner during the twelve (12) months prior to the date of this Agreement.
33.
Assign, factor or otherwise dispose of any of its book debts.
34.
Write off or release any debts.
35.
Take steps to procure payment by any debtor generally in advance of the date on which book and other debts are usually payable in accordance with its standard terms of business and in the ordinary course.
36.
Delay making payment to any trade creditors generally beyond the date on which payment of the relevant trade debt should be paid in accordance with the credit period authorised by the relevant creditors.
37.
Grant or enter into any licence, agreement or arrangement concerning any part of its name or trading names or the goodwill attaching to the same or any other part of its material Intellectual Property Rights.
38.
Commence, settle or agree to settle any legal proceedings (including any arbitration or tribunal dispute) relating to the relevant Group Company or otherwise concerning such Group Company (including, but not limited to, any defence of or response to any regulatory action taken against the Group Company) where the amount claimed exceeds £500,000.
39.
Permit any of its normal insurances to lapse or do anything to make any of its policies or insurance void or voidable.
40.
Amend, vary, waive or materially breach any provision of, or enter into, fail to enforce or terminate (or give notice to terminate), any Material Insurance Contracts or Intermediary Agreements.
41.
Materially increase the rates of commission paid or materially improve the terms upon which commission is paid to any material third party broker, intermediary or agent in respect of the business of the Group.
42.
Modify, terminate or breach any terms and conditions of, or do anything which could lead to the suspension of, any Licences granted to any Group Company by any Governmental Entity (including any FCA approvals granted to the FCA Regulated Entities and any authorisations required by the SRA in relation to the SRA Regulated Entity).

Tax

43.
Change its residence for Tax purposes, or establish or change a permanent establishment or fixed place of business for any Tax purposes in any jurisdiction other than that of its incorporation or establishment.
44.
Make or withdraw any claim, election or surrender or give or withdraw any consent or notice for Tax purposes other than in the ordinary course of business of the Group or as required by Law or the making of which was assumed in the Locked Box Accounts.
45.
Submit or amend any Tax return other than in accordance with the current practice of the Group and other than to reflect a position which is assumed in the Locked Box Accounts.
46.
Commence or settle any Tax dispute except on a basis assumed in the Locked Box Accounts.

Agreement

47.
Enter into any agreement, arrangement or make any commitment to take any of the actions set out above

Part 2 – Management Vendors' undertakings

1.
Each Management Vendor shall use, to the extent within its power and control and at all times between the time of entry into this Agreement and Completion, reasonable endeavours and without any requirement to inject further capital or other finance:
(a)
to ensure that, each Group Company shall carry on its business as it was carried on at the date of this Agreement in the normal course, in accordance with the Law and all contractual requirements and in the manner provided in this Schedule 2;
(b)
to maintain the trade and trade connections of each Group Company and to continue to run the business of each Group Company in the ordinary course consistent with its past practices;
(c)
to preserve the assets and goodwill of each Group Company;
(d)
to promptly provide such information, responses and/or documentation as may reasonably be requested by the Purchaser or its advisers in relation to any Group Company for the purposes of improving or confirming coverage for warranties under the W&I Policy which were not able to be included in the cover prior to the date of this Agreement; and
(e)
to consider any request for and, if deemed (acting reasonably) commercially reasonable in the context of the Transaction, promptly provide to the Purchaser and/or its designees such information relating to the business and affairs of each Group Company, and such access to its books, records and employees and/or advisers (who shall be instructed to give all such information, assistance and explanations as the Purchaser or any person acting on the Purchaser's behalf may reasonably request), as the Purchaser may reasonably require from time to time (including providing any material communications to or received from any Governmental Entity, to the extent that the Management Vendors are not restricted by the relevant Governmental Entity from doing so), for the purpose of planning implementation of the Transaction or preparing any Group Company to continue its business in the ordinary course, in each case in accordance with the Law and subject at all times to any applicable confidentiality restrictions.
2.
Each Management Vendor undertakes to notify immediately in writing to the Purchaser (in sufficient detail to enable the Purchaser to make an accurate assessment of the situation) any event or circumstance which becomes known to the Management Vendor, after the date of this Agreement and before Completion, which:
(a)
is inconsistent to a extent with any of the warranties in Clause 11 given at the date of this Agreement;
(b)
would be likely to constitute a material breach of any of the warranties in Clause 11 (if such warranties were repeated on each day after the date of this Agreement and up to and including Completion by reference to the facts and circumstances then existing); or
(c)
is, or is likely to constitute, a breach of the undertakings contained in this Schedule 2.

Schedule 3

Completion Obligations

1.
INSTITUTIONAL VENDORS’ OBLIGATIONS

1.1 At Completion each Institutional Vendor shall deliver to the Purchaser or procure the delivery to the Purchaser of:

(a)
a transfer of the Shares set forth against its name in Schedule 1 into the name of the Purchaser, duly executed by it under hand or under power of attorney in Jersey;
(b)
a copy of any executed power of attorney in the Agreed Form under which this Agreement is executed or any document to be delivered to the Purchaser under this paragraph 1.1 has been delivered;
(c)
share certificates in respect of all such Shares or an indemnity for any lost share certificates in the Agreed Form;
(d)
in the case of Searchlight only, the resignation of Heber Ramos de Freitas Junior, Andrew Scott Frey, Oliver Haarmann and Gordon Douglas McCallum as directors in the Agreed Form;
(e)
in the case of Tosca Penta only, the resignation of Steven Scott as a director in the Agreed Form;
(f)
a copy of the Institutional Vendor’s corporate authorisations approving the Transaction and the execution by the Institutional Vendor of the Transaction Documents and any other document referred to in this Agreement to which it is a party; and
(g)
duly executed deeds of termination, in the Agreed Form, terminating the shareholders' agreements (or similar agreements) in respect of the Company.
2.
MANAGEMENT VENDORS’ OBLIGATIONS

2.1 At Completion each Management Vendor shall severally:

(a)
deliver to the Purchaser or procure the delivery of:
(i)
a transfer of the Shares set forth against the name of such Management Vendor in Schedule 1 into the name of the Purchaser, duly executed by the registered holder(s) thereof under hand or under power of attorney in Jersey;
(ii)
share certificates in respect of all such Shares, or an indemnity for any lost share certificates in the Agreed Form;

(iii)
a copy of any executed power of attorney in the Agreed Form under which under which this Agreement is executed or any document to be delivered to the Purchaser under this paragraph 2.1 has been delivered;
(iv)
a copy of the minutes or resolutions of the board meeting referred to in paragraph 2.1(b) of this Schedule 3;
(v)
a copy of the Minority SPA, duly executed by the parties thereto (other than the Purchaser) together with the documents to be delivered by the Minority Vendors in accordance with paragraph 1 of Schedule 2 of the Minority SPA;
(vi)
duly executed deeds of termination, in the Agreed Form, terminating each of the shareholders' agreements (or similar agreement) in respect of each Group Company;
(vii)
duly executed copies of:
(a)
those Group Minority Shareholder Irrevocable Undertakings which have been signed by Group Minority Shareholders; and
(b)
in respect of any Outstanding Minority Shareholder, evidence that a call notice has been provided by the applicable Group Company to such person under the articles of association and/or shareholders' agreement of the relevant Group Company, in respect of such Outstanding Minority Shareholder’s Group Minority Shareholder Interests, together with, to the extent relevant and where completion has occurred in respect of the transfer of such Group Minority Shareholder Interests to the applicable Group Company or it will occur simultaneously with Completion, signed and dated copies of all such applicable transfer documentation evidencing such transfer;
(viii)
save in respect of any Outstanding Minority Shareholder whose shares will not be acquired at Completion and in respect of which the Escrow Account has been established, duly executed stock transfer forms effecting the transfer of each of the Group Minority Shareholder Interests to the applicable Group Minority Subsidiary;
(ix)
save in respect of any Outstanding Minority Shareholder whose shares will not be acquired at Completion and in respect of which the Escrow Account has been established, share certificates or duly executed indemnities for lost share certificates from each of the Group Minority Shareholders in respect of the Group Minority Shareholder Interests in the Agreed Form;
(x)
subject to the satisfaction of the Pay-Off Amount as provided in Clause 8.5, in relation to any security granted by a Group Company in relation to the Existing Facilities, an executed deed of release in a form reasonably satisfactory to the Purchaser; and

(xi)
subject to the satisfaction of the Pay-Off Amount as provided in Clause 8.5, evidence reasonably satisfactory to the Purchaser (whether by way of pay-off letter or otherwise) that all indebtedness and guarantees under or relating to the Existing Facilities Agreement, whether or not such indebtedness has fallen due for repayment, has been (or immediately following Completion will be) repaid and/or terminated together with (where appropriate) forms MR04/MR05 (or local law equivalent) duly completed;
(b)
procure a board meeting of the Company or written resolutions of the board of the Company to pass a resolution to approve the transfers of the Shares and the Minority Shares and to register, in the register of members, the Purchaser as the holder of the Shares and the Minority Shares;
(c)
procure that board resolutions of each Group Company (as applicable) are passed accepting the resignations of the directors of such Group Company as are referred to in paragraphs 1.1(d) and 1.1(e) of this Schedule 3 and appointing as directors and/or company secretary of such Group Company (or such persons as the Purchaser may nominate in place of any of such specified persons), such appointments to take effect at Completion where legally permissible; and
(d)
procure the delivery to the Purchaser on or immediately following Completion of a certified copy of the updated share register of the Company recording the Purchaser as the registered holder of the Shares and evidencing the cancellation of the Treasury Shares and a new share certificate for the Shares in the name of the Purchaser.
3.
OTHER VENDORS’ OBLIGATIONS

3.1 At Completion each Other Vendor shall severally deliver to the Purchaser or procure the delivery of:

(a)
a transfer of the Shares set forth against the name of such Other Vendor in Schedule 1 into the name of the Purchaser, duly executed by the registered holder(s) thereof under hand or under power of attorney in Jersey;
(b)
share certificates in respect of all such Shares, or an indemnity for any lost share certificates in the Agreed Form; and
(c)
a copy of any executed power of attorney in the Agreed Form under which this Agreement is executed or any document to be delivered to the Purchaser under this paragraph 3.1 has been delivered.
4.
SECURITIES VENDORS’ OBLIGATIONS

4.1 At Completion each Securities Vendor shall severally deliver to the Purchaser or procure the delivery of a duly executed subscription agreement and lockup agreement, in each case in the Agreed Form, by each Securities Vendor who is to be issued Consideration Shares.

5.
PURCHASER’S OBLIGATIONS

5.1 At Completion the Purchaser shall:

(a)
satisfy the Consideration as provided in Clause 3.2;
(b)
procure the Company Payments as provided in Clause 8.4;
(c)
procure that at Completion, the Company or the relevant Group Company pays the Group Minority Shareholder Consideration in consideration for the acquisition of shares in a Group Minority Subsidiary (the “Relevant Group Minority Subsidiary”) (less an amount equal to the Group Minority Shareholder Loans) to Group Minority Shareholders (the “Relevant Group Minority Shareholders”) who have agreed to sell their respective Group Minority Shareholder Interests:
(i)
to each relevant Group Subsidiary which is a majority shareholder in a Relevant Group Minority Subsidiary, and shall procure that such Group Subsidiary pays such amount to the Relevant Group Minority Shareholders; or
(ii)
to the Relevant Group Minority Shareholders;
(d)
procure the payment of the Pay-Off Amount as provided in Clause 8.5;
(e)
deliver to the Institutional Vendors and the Management Vendors’ Representative:
(i)
a copy of the Minority SPA, duly executed by the Purchaser;
(ii)
a copy of a board resolution and resolutions of the board of the Purchaser approving the Transaction and the execution by the Purchaser of the Transaction Documents and any other documents referred to in this Agreement;
(iii)
consents from each of the individuals to be appointed as director or secretary of any Group Company on completion; and
(iv)
a copy of the W&I Policy;
(f)
procure the payment by the relevant Group Company of the Retention Bonuses and the Long Term Incentive Plan Consideration, after deduction therefrom of the Employee Tax thereon, and promptly account for the Employee Tax and Employer Tax thereon;
(g)
procure the payment by the relevant Group Company of the Galaxy Contingent Consideration;
(h)
procure that each Group Company settles:
(i)
all Transaction Costs, to the extent such costs and expenses remain outstanding at Completion and are notified to the Purchaser in the Notified Leakage Amount; and

(ii)
all amounts due and payable in respect of agreement relating to the Searchlight Management Fee and the Tosca Penta Management Fee; and
(i)
in respect of the allotment and issue of any Consideration Shares pursuant to Clause 3.3 to the Securities Vendors, procure:
(i)
the listing of such Consideration Shares on the New York Stock Exchange; and
(ii)
the delivery to the relevant Securities Vendors of corresponding executed share certificates or evidence that such Consideration Shares have been issued in book entry form from American Stock Transfer & Trust Co., in the name of each relevant Securities Vendors.

Schedule 4

Group Subsidiaries

1.
GRP UK Midco Limited

i)	Registered number	:	12434473
ii)	Date of incorporation	:	30 January 2020
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	£63,689
vii)	Members:

Full name	Registered address	Number of Shares held
GRP (Jersey) Holdco Limited	47 Esplanade, St Helier, Jersey, JE1 0BD	63,689

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Andrew Frey	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	American
Heber Ramos de Freitas Junior	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

2.
GRP UK Bidco Limited

i)	Registered number	:	12434508
ii)	Date of incorporation	:	30 January 2020
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private Limited Company
vi)	Issued share capital	:	63,689 Ordinary Shares of £1.00 each
vii)	Members:		GRP UK Midco Limited

Full name	Registered address	Number of Shares held
GRP UK Midco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	63,689

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Andrew Frey	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	American
Heber Ramos de Freitas Junior	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte LLP
xii)	Tax residence	:	United Kingdom

3.
Global Risk Partners Limited

i)	Registered number	:	08613882
ii)	Date of incorporation	:	17 July 2013
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1,563,279 A Ordinary Shares of £0.01 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP UK Bidco Limited	7th Floor 55 Mark Lane, London, England, EC3R 7NE	1,563,279 A Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Steven John Anson	7th Floor 55 Mark Lane, London, England, EC3R 7NE	British
Michael Andrew Bruce	7th Floor 55 Mark Lane, London, England, EC3R 7NE	British
Duncan Neil Carter	7th Floor 55 Mark Lane, London, England, EC3R 7NE	British
Jane Elizabeth Dale	7th Floor 55 Mark Lane, London, England, EC3R 7NE	British

Andrew Charles Homer	7th Floor 55 Mark Lane, London, England, EC3R 7NE	British
Lord David Hunt	7th Floor 55 Mark Lane, London, England, EC3R 7NE	British
Andrew Stewart Hunter	7th Floor 55 Mark Lane, London, England, EC3R 7NE	British
Gordon Douglas McCallum	7th Floor 55 Mark Lane, London, England, EC3R 7NE	British
Clive Adam Nathan	7th Floor 55 Mark Lane, London, England, EC3R 7NE	British
Herber Ramos de Freitas	7th Floor 55 Mark Lane, London, England, EC3R 7NE	British
Philip Paul Rock	7th Floor 55 Mark Lane, London, England, EC3R 7NE	British
Stephen Alan Ross	7th Floor 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte
xii)	Tax residence	:	United Kingdom

4.
GRP Holdco 1 Limited

i)	Registered number	:	08707767
ii)	Date of incorporation	:	26 September 2013
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1,173,001 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Global Risk Partners Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1,173,001 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Stephen Alan Ross	7th Floor 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte
xii)	Tax residence	:	United Kingdom

5.
GRP Holdco 2 Limited

i)	Registered number	:	08708194
ii)	Date of incorporation	:	26 September 2013
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1,173,001 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Holdco 1 Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1,173,001 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Stephen Alan Ross	7th Floor 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte
xii)	Tax residence	:	United Kingdom

6.
GRP MGA Holdco Limited

i)	Registered number	:	08708482
ii)	Date of incorporation	:	27 September 2013
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1,173,001 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Holdco 2 Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1,173,001 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Brue	7th Floor 55 Mark Lane, London, England, EC3R 7NE	British
Lord David Hunt	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Clive Adam Nathan	7th Floor 55 Mark Lane, London, England, EC3R 7NE	British
Philip Paul Rock	7th Floor 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte
xii)	Tax residence	:	United Kingdom

7.
GRP Broking Holdco Limited

i)	Registered number	:	09325602
ii)	Date of incorporation	:	24 November 2014
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1 Ordinary Share of £1.00
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Holdco 2 Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1 Ordinary Share

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Andrew Charles Homer	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Philip Paul Rock	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte
xii)	Tax residence	:	United Kingdom

8.
Global Risk Partners Intermediary Limited

i)	Registered number	:	FC037682 / CRO Ireland 635016
ii)	Date of incorporation	:	3 October 2018
iii)	Place of incorporation	:	Dublin
iv)	Address of registered office	:	5th Floor, 40 Mespil Road, Dublin 4, Dublin, D04 C2n4, Ireland
v)	Class of company	:	Private Company Limited by Shares
vi)	Issued share capital	:	100 Ordinary Shares
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Holdco 2 Limited	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	100 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Aqua Sanfelice Di Monteforte	7th Floor 55 Mark Lane, London, England, EC3R 7NE	Italian
Paul Malachy Smith	7th Floor 55 Mark Lane, London, England, EC3R 7NE	Irish
Ian David Whitaker	7th Floor 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Michael Walsh	Marine House, Clanwilliam Place, Dublin 2, Dublin, Ireland, D02 FY24

x)	Accounting reference date:	:	3 October
xi)	Tax residence	:	Ireland

9.
GRP Wholesale Holdco Limited

i)	Registered number	:	03054049
ii)	Date of incorporation	:	5 May 1995
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	25,951 Deferred Shares of £1.00 each 689,133 A Ordinary Shares of £1.00 each 1,000 B Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Broking Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	25,951 Deferred Shares 689,133 A Ordinary Shares 1,000 B Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Stephen Alan Ross	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte
xii)	Tax residence	:	United Kingdom

10.
GRP Retail Holdco Limited

i)	Registered number	:	09452808
ii)	Date of incorporation	:	23 February 2015
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	850 A Ordinary Shares of £0.01 each 150 B Ordinary Shares of £0.01 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Broking Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	850 A Ordinary Shares 150 B Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Duncan Neil Carter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Stuart James Grieb	7th Floor 55 Mark Lane, London, England, EC3R 7NE	British
Andrew Charles Homer	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Thornton	7th Floor 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte
xii)	Tax residence	:	United Kingdom

11. GRP Lodge Limited

i)	Registered number	:	12694873
ii)	Date of incorporation	:	24 June 2020
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	100 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Broking Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	100 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Stephen Alan Ross	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte
xii)	Tax residence	:	United Kingdom

12. Hedron Holdings Limited

i)	Registered number	:	13184728
ii)	Date of incorporation	:	8 February 2021
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1 Ordinary Share of £1.00
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Broking Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1 Ordinary Share

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Stephen Alan Ross	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

13. GRP Newco Limited

i)	Registered number	:	13600931
ii)	Date of incorporation	:	3 September 2021
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1 Ordinary Share of £1.00
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Broking Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1 Ordinary Share

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Stephen Alan Ross	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	30 September
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

14. BBPS Limited

i)	Registered number	:	04659849
ii)	Date of incorporation	:	10 February 2003
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1,001 Ordinary Shares of £1.00 each
vii)	Members:		Hedron Holdings Limited

Full name	Registered address	Number of Shares held
Hedron Holdings Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1,001 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
David Terence Hopwood	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte LLP
xii)	Tax residence	:	United Kingdom

15. The Purple Partnership Limited

i)	Registered number	:	06278753
ii)	Date of incorporation	:	13 June 2007
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	3,750 A Ordinary Shares of £0.10 each
vii)	Members:		Hedron Holdings Limited

Full name	Registered address	Number of Shares held
Hedron Holdings Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	3,750 A Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
David Terence Hopwood	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte LLP
xii)	Tax residence	:	United Kingdom

16. European Property Underwriting Limited

i)	Registered number	:	06686913
ii)	Date of incorporation	:	2 September 2008
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	42,483 A Ordinary Shares of £1.00 each 7,085 B Ordinary Shares of £1.00 each 412 C Ordinary Shares of £10.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP MGA Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	42,483 A Ordinary Shares 7,085 B Ordinary Shares 412 C Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Clive Adam Nathan	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
James Richard Watkin	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

17. U-Sure Insurance Services Limited

i)	Registered number	:	05273923
ii)	Date of incorporation	:	29 October 2004
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	20,000 A Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP MGA Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	20,000 A Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Benjamin Neil Coleman	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Dee Ann Coleman	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Clive Adam Nathan	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte LLP
xii)	Tax residence	:	United Kingdom

18. Cherish Insurance Brokers Limited

i)	Registered number	:	02781995
ii)	Date of incorporation	:	21 January 1993
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	10,527 A Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP MGA Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	10,527 A Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Alan Geoffrey Johnson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Clive Adam Nathan	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte LLP
xii)	Tax residence	:	United Kingdom

19. Lexicon Property Limited

i)	Registered number	:	09724158
ii)	Date of incorporation	:	8 August 2015
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	10,000 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP MGA Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	10,000 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Gary Arthur Chapman	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Clive Adam Nathan	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
James Richard Watkin	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte LLP
xii)	Tax residence	:	United Kingdom

20. Oasis Property Insurance Services Limited

i)	Registered number	:	05603058
ii)	Date of incorporation	:	25 October 2005
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	4,000 Ordinary Shares of £1.00
vii)	Members:

Full name	Registered address	Number of Shares held
Lexicon Property Ltd	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	4,000 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Clive Adam Nathan	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
James Richard Watkin	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte LLP
xii)	Tax residence	:	United Kingdom

21.
Anglo Hibernian Bloodstock Insurance Services Limited

i)	Registered number	:	03368447
ii)	Date of incorporation	:	9 May 1997
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	10,000 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	10,000 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Claudine Butler	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Denise Hitchcock	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
James Timothy Wordsworth	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte LLP
xii)	Tax residence	:	United Kingdom

22.
GRP Retail Limited

i)	Registered number	:	09850559
ii)	Date of incorporation	:	30 October 2015
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1,584,126 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1,584,126 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Anthony Ronald Cruttenden Gardiner	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Mandy Lynn Turnbull	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte LLP
xii)	Tax residence	:	United Kingdom

23.
Shearwater Insurance Services Limited

i)	Registered number	:	02701633
ii)	Date of incorporation	:	30 March 1992
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	24,352 A Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	24,352 A Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Stuart James Grieb	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Jeremy Lawton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Simon Lewer	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte LLP
xii)	Tax residence	:	United Kingdom

24.
Five Insurance brokers Limited

i)	Registered number	:	07333184
ii)	Date of incorporation	:	2 August 2010
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	100 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	100 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Lindsay Richard Drain	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Simon James Hughes	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Stuart James Paris	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Robert Patrick Calverly Shurety	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

25.
SLK General Insurance Services Ltd

i)	Registered number	:	03331820
ii)	Date of incorporation	:	12 March 1997
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1 Ordinary Share of £0.10
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1 Ordinary Share

viii)	Directors:

Full name	Service address	Nationality
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March 2022
xi)	Auditors	:	Deloitte LLP
xii)	Tax residence	:	United Kingdom

26.
BB Insure Limited

i)	Registered number	:	06687859
ii)	Date of incorporation	:	3 September 2008
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1 Ordinary Share of £0.10
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1 Ordinary Share

viii)	Directors:

Full name	Service address	Nationality
Richard Henry Richmond	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte LLP
xii)	Tax residence	:	United Kingdom

27.
BB Insure (Holdings) Limited

i)	Registered number	:	08016524
ii)	Date of incorporation	:	2 April 2012
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	90 A Ordinary Shares of £1.00 each 10 B Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	90 A Ordinary Shares 10 B Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte LLP
xii)	Tax residence	:	United Kingdom

28.
Health & Safety Click Limited

i)	Registered number	:	04228021
ii)	Date of incorporation	:	4 June 2001
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1,200,000 Ordinary Shares of £0.10 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1,200,000 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Christopher Haggart	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Rosalind Klass	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte LLP
xii)	Tax residence	:	United Kingdom

29.
Marshall Wooldridge Group Holdings Ltd

i)	Registered number	:	10290398
ii)	Date of incorporation	:	21 July 2016
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	9,250,000 A Ordinary Shares of £1.00 each 750,000 B Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	9,250,000 A Ordinary Shares 377,638 B Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Duncan Neil Carter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte LLP
xii)	Tax residence	:	United Kingdom

30.
Greens Holdco Limited

i)	Registered number	:	08568295
ii)	Date of incorporation	:	13 June 2013
iii)	Place of incorporation	:	England and Wales
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:

82,360 A Ordinary Shares of £0.01 each

2,180 B Ordinary Shares of £0.01 each

6,380 C Ordinary Shares of £0.01 each

94,000 D Ordinary Shares of £0.01 each

14,000 E Ordinary Shares of £0.01 each

2,500 F Ordinary Shares of £0.01 each

202 Management Preference Shares of £0.01 each

7,335 Preference Shares of £0.01 each

vii)	Members:

Full name	Registered address	Number of Shares held
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	208,957 A Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	208,957 A Ordinary Shares	British
Stephen Alan Ross	208,957 A Ordinary Shares	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	208,957 A Ordinary Shares

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte LLP
xii)	Tax residence	:	United Kingdom

31.
County Holdco Limited

i)	Registered number	:	10332035
ii)	Date of incorporation	:	16 August 2016
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	23,358 Ordinary A Shares of £0.10 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	23,358 Ordinary A Shares

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

Duncan Neil Carter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

32.
Thomas Sagar Holdings (Accrington) Limited

i)	Registered number	:	08844613
ii)	Date of incorporation	:	14 January 2014
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1,318,189 Ordinary A Shares of £0.01 each £69,379 Ordinary B Shares of £0.01 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1,318,189 Ordinary A Shares 69,379 Ordinary B Shares

viii)	Directors:

Full name	Service address	Nationality
Duncan Neil Carter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

33.
Trimulgherry Investments Limited

i)	Registered number	:	09390078
ii)	Date of incorporation	:	15 January 2015
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	3,370,000 A Ordinary Shares of £0.01 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	3,370,000 A Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Duncan Neil Carter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

34.
Birrell Holdco Limited

i)	Registered number	:	10331462
ii)	Date of incorporation	:	16 August 2016
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	22,250 Ordinary A Shares of £0.10 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	22,250 Ordinary A Shares

viii)	Directors:

Full name	Service address	Nationality
Duncan Neil Carter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

35.
Trimulgherry Investments (Southend) Limited

i)	Registered number	:	11203181
ii)	Date of incorporation	:	13 February 2018
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	9,700 Ordinary A Shares of £0.10 each 300 Ordinary B Shares of £0.20 each
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	9,700 Ordinary A Shares 300 Ordinary B Shares

viii)	Directors:

Full name	Service address	Nationality
Stuart James Grieb	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Brett Ridley	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

36.
Marshall Wooldridge Holdings Ltd

i)	Registered number	:	04962272
ii)	Date of incorporation	:	13 November 2003
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	100,000 Ordinary A Shares of £0.01 each
vii)	Members:

Full name	Registered address	Number of Shares held
Marshall Wooldridge Group Holdings Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	100,000 Ordinary A Shares

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Duncan Neil Carter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

37.
WM Brokers Ltd

i)	Registered number	:	02156767
ii)	Date of incorporation	:	24 August 1987
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	129,044 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Marshall Wooldridge Holdings Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	129,044

viii)	Directors:

Full name	Service address	Nationality
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Jason Michael Reynolds	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

38.
Marshall Wooldridge (South Yorkshire) Ltd

i)	Registered number	:	09042467
ii)	Date of incorporation	:	15 May 2014
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	100 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Marshall Wooldridge Holdings Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	100 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

39.
Marshall Wooldridge Ltd

i)	Registered number	:	01093348
ii)	Date of incorporation	:	30 January 1973
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	10,575 Ordinary A Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Marshall Wooldridge Holdings Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	10,575 Ordinary A Shares

viii)	Directors:

Full name	Service address	Nationality
Duncan Neil Carter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Geoffrey Stephen Kirk	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

40.
RIB Group Limited

i)	Registered number	:	04098199
ii)	Date of incorporation	:	27 October 2000
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	9,500 Ordinary A Shares of £0.01 each
vii)	Members:

Full name	Registered address	Number of Shares held
Marshall Wooldridge Holdings Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	9,500 Ordinary A Shares

viii)	Directors:

Full name	Service address	Nationality
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Geoffrey Stephen Kirk	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Simon Lloyd Jesson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
John Jesson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

41.
RIB Assured Group Limited

i)	Registered number	:	11171741
ii)	Date of incorporation	:	26 January 2018
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	100 Ordinary A Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Marshall Wooldridge Holdings Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	100 Ordinary A Shares

viii)	Directors:

Full name	Service address	Nationality
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Geoffrey Stephen Kirk	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
John Jesson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

42.
Lawrence Fraser Brokers Limited

i)	Registered number	:	08288445
ii)	Date of incorporation	:	9 November 2012
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	184,779 Ordinary A Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Marshall Wooldridge Holdings Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	184,779 Ordinary A Shares

viii)	Directors:

Full name	Service address	Nationality
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Geoffrey Stephen Kirk	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Paul David Lawrence	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Andrew Robert Fraser	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stuart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

43.
Lawrence Fraser Limited

i)	Registered number	:	06644578
ii)	Date of incorporation	:	11 July 2008
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	170,000 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Lawrence Fraser Brokers Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	170,000 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Geoffrey Stephen Kirk	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Paul David Lawrence	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Andrew Robert Fraser	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stuart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

44.
Sagar Holdings (Accrington) Limited

i)	Registered number	:	07516877
ii)	Date of incorporation	:	3 February 2011
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	52,934 Ordinary A Shares of £1.00 each 3,334 Ordinary B Shares of £0.01 each 3,333 Ordinary C Shares of £0.01 each
vii)	Members:

Full name	Registered address	Number of Shares held
Thomas Sagar Holdings (Accrington) Ltd	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	52,934 Ordinary A Shares 3,334 Ordinary B Shares 3,333 Ordinary C Shares

viii)	Directors:

Full name	Service address	Nationality
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stuart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

45.
Thomas Sagar Holdings Limited

i)	Registered number	:	03634567
ii)	Date of incorporation	:	18 September 1998
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	92,059 Ordinary A Shares of £1.00 each 10,000 Ordinary B Shares of £0.01 each
vii)	Members:

Full name	Registered address	Number of Shares held
Sagar Holdings (Accrington) Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	92,059 Ordinary A Shares 10,000 Ordinary B Shares

viii)	Directors:

Full name	Service address	Nationality
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

46.
Thomas Sagar Insurances Limited

i)	Registered number	:	00610417
ii)	Date of incorporation	:	28 August 1958
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1,000 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Thomas Sagar Holdings Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1,000 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

47.
Thomas Cook & Son Insurance Brokers Limited

i)	Registered number	:	00774685
ii)	Date of incorporation	:	20 September 1963
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1 Ordinary Share of £1.00
vii)	Members:

Full name	Registered address	Number of Shares held
Thomas Sagar Holdings Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1 Ordinary Share

viii)	Directors:

Full name	Service address	Nationality
John Michael Cook	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

48.
Anderson Ashcroft Limited

i)	Registered number	:	04168298
ii)	Date of incorporation	:	26 February 2001
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	20 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Thomas Sagar Holdings Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	20 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Ian Ashcroft	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
James Peter John Anderson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

49.
Anderson Ashcroft Insurance Brokers Limited

i)	Registered number	:	04567051
ii)	Date of incorporation	:	18 October 2002
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	100 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Anderson Ashcroft Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	100 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Ian Ashcroft	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
James Peter John Anderson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

50.
Allcover Insurance Brokers Limited

i)	Registered number	:	05040684
ii)	Date of incorporation	:	11 February 2004
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	63,237 Ordinary A shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Trimulgherry Investments Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	63,237 Ordinary A shares of £1.00 each

viii)	Directors:

Full name	Service address	Nationality
Stuart James Grieb	7th Floor, Corn Exchange, 55 Mark Lane, London, United Kingdom, EC3R 7NE	British
Simon Lewer	7th Floor, Corn Exchange, 55 Mark Lane, London, United Kingdom, EC3R 7NE	British
Derek George William Lyons	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

51.
RK Shipman Limited

i)	Registered number	:	00575483
ii)	Date of incorporation	:	11 December 1956
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£1,412
vii)	Members:

Full name	Registered address	Number of Shares held
Trimulgherry Investments Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1,412 A ordinary shares

viii)	Directors:

Full name	Service address	Nationality
Paul Richard Baker	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Matthew James Hartigan	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Ian Stewart Hayter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

52.
KMGC Limited

i)	Registered number	:	09723239
ii)	Date of incorporation	:	8 August 2015
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£10,000
vii)	Members:

Full name	Registered address	Number of Shares held
Gary Arthur Chapman	/	1,500
Trimulgherry Investments Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	6,000
David Pearlman	/	2,500

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Gary Arthur Chapman	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Michael Robert Goldberger	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

53.
Professional & Medical Insurance Solutions Limited

i)	Registered number	:	11367093
ii)	Date of incorporation	:	17 May 2018
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	9,500 Ordinary shares of £1.00 each 500 Ordinary A shares of £2.50 each
vii)	Members:

Full name	Registered address	Number of Shares held
Trimulgherry Investments Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	9,500 ordinary shares 500 ordinary A shares

viii)	Directors:

Full name	Service address	Nationality
Stuart James Grieb	7th Floor, Corn Exchange, 55 Mark Lane, London, United Kingdom, EC3R 7NE	British
Simon Lewer	7th Floor, Corn Exchange, 55 Mark Lane, London, United Kingdom, EC3R 7NE	British
Richard Harvey Mcewen	7th Floor, Corn Exchange, 55 Mark Lane, London, United Kingdom, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:
xii)	Tax residence	:	United Kingdom

54.
BHK Insurance Services Limited

i)	Registered number	:	05869942
ii)	Date of incorporation	:	7 July 2006
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£5,000
vii)	Members:

Full name	Registered address	Number of Shares held
Trimulgherry Investments (Southend) Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	5,000

viii)	Directors:

Full name	Service address	Nationality
Stuart James Grieb	7th Floor, Corn Exchange, 55 Mark Lane, London, United Kingdom, EC3R 7NE	British
Simon Lewer	7th Floor, Corn Exchange, 55 Mark Lane, London, United Kingdom, EC3R 7NE	British
Brett Ridley	7th Floor, Corn Exchange, 55 Mark Lane, London, United Kingdom, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

55.
RMK Insurance Consultants Limited

i)	Registered number	:	02687525
ii)	Date of incorporation	:	14 February 1992
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£1,000
vii)	Members:

Full name	Registered address	Number of Shares held
Trimulgherry Investments (Southend) Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1,000

viii)	Directors:

Full name	Service address	Nationality
Stuart James Grieb	7th Floor, Corn Exchange, 55 Mark Lane, London, United Kingdom, EC3R 7NE	British
Simon Lewer	7th Floor, Corn Exchange, 55 Mark Lane, London, United Kingdom, EC3R 7NE	British
Brett Ridley	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

56.
Plum Underwriting Limited

i)	Registered number	:	04509589
ii)	Date of incorporation	:	13 August 2002
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	14,062 ordinary shares 48,438 ordinary A shares 5,625 ordinary B shares held in Treasury
vii)	Members:

Full name	Registered address	Number of Shares held
Andrew Somerville Cross	/	1,562 ordinary shares
Tobias James Alexander Daley	/	1,445 ordinary shares
GRP MGA Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	6,720 ordinary shares 48,438 ordinary A shares
David Ian Whitaker	/	2,890 ordinary shares
Mahben Quddus	/	1,445 ordinary shares
Plum Underwriting Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	5,625 ordinary B shares held in Treasury

viii)	Directors:

Full name	Service address	Nationality
Andrew Somerville Cross	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Clive Adam Nathan	2nd Floor, 50 Fenchurch Street, London, England, England, EC3M 3JY	British
David Ian Whitaker	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

57.
Camberford Holdco Limited

i)	Registered number	:	09775141
ii)	Date of incorporation	:	14 September 2015
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£10,088.00
vii)	Members:

Full name	Registered address	Number of Shares held
GRP MGA Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	775,000 ordinary A shares 127,152 ordinary B shares 15,064 ordinary C shares
Suzanne Louise Anyango	/	8,019 ordinary B shares 2,332 ordinary C shares
Simon James Carter	/	45,505 ordinary B shares
Steven James Collier	/	8,957 ordinary B shares 2,604 ordinary C shares
Matthew James Deacon	/	4,167 ordinary B shares

viii)	Directors:

Full name	Service address	Nationality
Clive Adam Nathan	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Simon James Carter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

58.
Camberford Law 2008 Limited

i)	Registered number	:	06511574
ii)	Date of incorporation	:	21 February 2008
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£100,000
vii)	Members:

Full name	Registered address	Number of Shares held
Camerford Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	100,000

viii)	Directors:

Full name	Service address	Nationality
Suzanne Louise Anyango	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	American British
Simon James Carter	7th Floor, Corn Exchange, 55 Mark Lane, London, United Kingdom, EC3R 7NE	British
Clive Adam Nathan	7th Floor, Corn Exchange, 55 Mark Lane, London, United Kingdom, EC3R 7NE	British
Steven James Collier	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

59.
Clouddesk Limited

i)	Registered number	:	09164619
ii)	Date of incorporation	:	6 August 2014
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	100 ordinary shares
vii)	Members:

Full name	Registered address	Number of Shares held
Camberford Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	100 ordinary shares

viii)	Directors:

Full name	Service address	Nationality
Clive Adam Nathan	7th Floor, Corn Exchange, 55 Mark Lane, London, United Kingdom, EC3R 7NE	British
Matthew James Deacon	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

60.
Camberford Law Ltd

i)	Registered number	:	00608819
ii)	Date of incorporation	:	29 July 1958
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	52,631 ordinary shares
vii)	Members:

Full name	Registered address	Number of Shares held
Camberford Law 2008 Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	52,631 ordinary shares

viii)	Directors:

Full name	Service address	Nationality
Suzanne Louise Anyango	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Simon James Carter	7th Floor, Corn Exchange, 55 Mark Lane, London, United Kingdom, EC3R 7NE	British
Clive Adam Nathan	7th Floor, Corn Exchange, 55 Mark Lane, London, United Kingdom, EC3R 7NE	British
Steven James Collier	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Matthew James Deacon	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
James Richard Watkin	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

61.
GRP Sterling Limited

i)	Registered number	:	10121686
ii)	Date of incorporation	:	13 April 2016
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£277,901.89
vii)	Members:

Full name	Registered address	Number of Shares held
Daniel Alexander Bovington	/	12,500 ordinary B shares
Helen Christine Cole	/	14,837 ordinary B shares
Simon Lawrence Vernon Cole	/	500 ordinary B shares
Gaelle Curtin	/	1,000 ordinary B shares
Jerome M Curtin	/	1,000 ordinary B shares
Elwira Down	/	825 ordinary B shares
Nicholas T Down	/	1,175 ordinary B shares
Rebecca Elspeth Jameson	/	1,000 ordinary B shares
Richard Jameson	/	1,000 ordinary B shares
Aqua Sanfelice Di Monteforte	/	18,750 ordinary B shares
Philip Charles Nelson	/	500 ordinary B shares
Sharon Colleen Nelson	/	14,375 ordinary B shares
Alan Edmund Newall	/	20,875 ordinary B shares
David Pexton	/	23,750 ordinary B shares
Sharon Pexton	/	23,750 ordinary B shares
Josephine Anne Phillips	/	2,500 ordinary B shares
Kevin Robert Phillips	/	2,500 ordinary B shares
Peter Robert William Ross	/	11,250 ordinary B shares

SLT Trustees limited and Mr Philip Nelson, SBJ Nelson Steavenson limited directors pension scheme	/	11,375 ordinary B shares
Gregory Snelling	/	11,250 ordinary B shares
Vicky Sheryl Snelling	/	7,500 ordinary B shares
Nancy Wilson	/	7,838 ordinary B shares
Robin Wilson	/	412 ordinary B shares
GRP Wholesale Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1,832,146 ordinary A shares 21,766 ordinary C shares 277,462 ordinary B shares 31,562 ordinary D shares
Neil Royston George Baker	/	5,441 ordinary D shares

Christopher Roy Coppen	/	5,441 ordinary D shares

Simon Alan Wilson	/	5,441 ordinary D shares

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
David Christopher Justin Pexton	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

62.
Centrix Insurance Holdings Limited

i)	Registered number	:	06778303
ii)	Date of incorporation	:	22 December 2008
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£234,581.30
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Sterling Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	2,345,813

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
David Christopher Justin Pexton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Simon Lawrence Vernon Cole	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

63.
Lonmar Global Risks Limited

i)	Registered number	:	01302663
ii)	Date of incorporation	:	15 March 1977
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£600,000
vii)	Members:

Full name	Registered address	Number of Shares held
Centrix Insurance Holdings Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	12,000,000

viii)	Directors:

Full name	Service address	Nationality
Karen Anne Allen	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Royston George	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Michael Andrew Bruce	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Steven Mark Jones	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Philip Charles Nelson	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Alan Edmund Newall	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Darren Lee Nuding	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
David Christopher Justin Pexton	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Peter Robert William Ross	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Aqua Sanfelice Di Monteforte	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	Italian
Gregory Snelling	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Simon Alan Wilson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Simon Lawrence Vernon Cole	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

64.
Ropner Insurance Services Limited

i)	Registered number	:	00128838
ii)	Date of incorporation	:	7 May 1913
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	471,938 ordinary A shares
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Sterling Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	471,938 ordinary A shares

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Darren Lee Nuding	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Peter Robert William Ross	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Simon Alan Wilson	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Royston George Baker	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Christopher Roy Coppen	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
David Michael Sanders	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

65.
Abbey Bond Lovis Limited

i)	Registered number	:	00599387
ii)	Date of incorporation	:	24 February 1958
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	2550 ordinary A shares 1,300,000 ordinary A2 shares 450 ordinary B shares 750 ordinary B2 shares 78,750 ordinary C shares
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	2550 ordinary A shares 1,300,000 ordinary A2 shares 329 ordinary B shares 750 ordinary B2 shares 39,375 ordinary C shares
Maurice Boyd	/	41 ordinary B shares
Stephen John Carlisle	/	40 ordinary B shares
Samuel Gary Crabbe	/	40 ordinary B shares
Anthony Boden	/	13,125 ordinary C shares
Paul Grant	/	13,125 ordinary C shares
Sean Grant	/	13,125 ordinary C shares

viii)	Directors:

Full name	Service address	Nationality
Maurice Boyd	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Stephen John Carlisle	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Duncan Neil Carter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Samuel Gary Crabbe	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Thornton	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

66.
Cavendish Munro Professional Risks Limited

i)	Registered number	:	05816210
ii)	Date of incorporation	:	15 May 2006
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£300
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	240 ordinary A shares 30 ordinary B shares
Paul David Byrne	/	30 ordinary B shares

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Paul David Bryne	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Andrew Martin Field	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

67.
CCIB Holdings Limited

i)	Registered number	:	06004494
ii)	Date of incorporation	:	21 November 2006
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£200
vii)	Members:

Full name	Registered address	Number of Shares held
Debra Jane Airey	/	17 Ordinary B Shares
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	150 Ordinary A Shares 33 Ordinary B Shares

viii)	Directors:

Full name	Service address	Nationality
Debra Jane Airey	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Thornton	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	England and Wales

68.
Fed Agricultural Limited

i)	Registered number	:	08946891
ii)	Date of incorporation	:	19 March 2014
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	24 ordinary A shares 6 ordinary B shares
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	24 ordinary A shares 3 ordinary B shares
Debra Jane Airey	/	3 ordinary B shares

viii)	Directors:

Full name	Service address	Nationality
Debra Jane Airey	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Thornton	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

69.
Insync Insurance Solutions Limited

i)	Registered number	:	08810662
ii)	Date of incorporation	:	11 December 2013
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£362.49
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	2,000 ordinary B shares 12,403 ordinary D shares 300 ordinary E shares
Ben Steven White	/	180 ordinary C shares 157 ordinary D shares
Jon Roy Norman	/	3,140 ordinary D shares

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Christopher Haggart	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Jon Roy Norman	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Ben Steven White	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

70.
Newstead Insurance Brokers Limited

i)	Registered number	:	02190284
ii)	Date of incorporation	:	9 November 1987
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£374,594
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	346,500 ordinary A shares
Sarah Helen Giles	/	14,047 ordinary B shares
Julian Marc Simon	/	14,047 ordinary B shares

viii)	Directors:

Full name	Service address	Nationality
Sarah Helen Giles	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Julian Marc Simon	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	English
Paul O’Donnell	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Thornton	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

71.
3XD Limited

i)	Registered number	:	05729788
ii)	Date of incorporation	:	3 March 2006
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£335
vii)	Members:

Full name	Registered address	Number of Shares held
David Stephen Fulluck	/	15 ordinary B shares
Graham Kelsall	/	15 ordinary B shares
GRP MGA Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	305 ordinary A shares

viii)	Directors:

Full name	Service address	Nationality
David Stephen Fulluck	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Stuart James Grieb	7th Floor, Corn Exchange, 55 Mark Lane, London, United Kingdom, EC3R 7NE	British
Graham Kelsall	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

72.
McGrady Limited

i)	Registered number	:	NI006094
ii)	Date of incorporation	:	24 August 1964
iii)	Place of incorporation	:	Northern Ireland
iv)	Address of registered office	:	Rathmore House, 52 St Patricks Avenue, Downpatrick, Co Down, BT30 6DS
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£1,000
vii)	Members:

Full name	Registered address	Number of Shares held
Abbey Bond Lovis Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1000

viii)	Directors:

Full name	Service address	Nationality
Maurice Boyd	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
James Aidan Hughes	Rathmore House, 52 St Patricks Avenue, Downpatrick, Co Down, BT30 6DS	Irish
Fintan John McGrady	Rathmore House, 52 St Patricks Avenue, Downpatrick, Co Down, BT30 6DS	Irish
Neil Thornton	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

73.
Digney Grant Limited

i)	Registered number	:	NI039850 (Northern Ireland)
ii)	Date of incorporation	:	14 December 2000
iii)	Place of incorporation	:	Northern Ireland
iv)	Address of registered office	:	6 Sugar Islands, Newry, BT35 6HT
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£712.5
vii)	Members:

Full name	Registered address	Number of Shares held
Abbey Bond Lovis Limited	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	750 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Anthony Joseph Boden	6 Sugar Island, Newry, BT35 6HT	British
Maurice Boyd	6 Sugar Island, Newry, BT35 6HT	British
Sean Patrick Grant	6 Sugar Island, Newry, BT35 6HT	Irish
Neil Thornton	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Steward Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	Northern Ireland

74.
Professional Insurance Agents Limited

i)	Registered number	:	03012122
ii)	Date of incorporation	:	20 January 1995
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£6
vii)	Members:

Full name	Registered address	Number of Shares held
Cavendish Munro Professional Risks Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	208 ordinary A shares 124 ordinary B shares 208 ordinary C shares 30 ordinary D shares 30 ordinary E shares

viii)	Directors:

Full name	Service address	Nationality
Paul David Bryne	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Kelly Anne Ewing	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Andrew Martin Field	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Kelly Anne Fyfe	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Ellie Nina Smith	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

75.
Country & Commercial Insurance Brokers Limited

i)	Registered number	:	05996852
ii)	Date of incorporation	:	13 November 2006
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£10,000
vii)	Members:

Full name	Registered address	Number of Shares held
CCIB Holdings Ltd	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	10,000 ordinary shares

viii)	Directors:

Full name	Service address	Nationality
Debra Jane Airey	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Thornton	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

76.
Key Insurance Group Limited

i)	Registered number	:	02865749
ii)	Date of incorporation	:	25 October 1993
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£10,202
vii)	Members:

Full name	Registered address	Number of Shares held
CCIB Holdings Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	10,002 ordinary A shares 200 ordinary B shares

viii)	Directors:

Full name	Service address	Nationality
Debra Jane Airey	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Thornton	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Clive Francis Turner	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

77.
Barpax Associated Limited

i)	Registered number	:	04643523
ii)	Date of incorporation	:	21 January 2003
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£127
vii)	Members:

Full name	Registered address	Number of Shares held
CCIB Holdings Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	127 ordinary shares

viii)	Directors:

Full name	Service address	Nationality
Debra Jane Airey	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Geoffrey Barber	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Thornton	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

78.
Gauntlet Insurance Services Limited

i)	Registered number	:	01735637
ii)	Date of incorporation	:	30 June 1983
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	1180 ordinary A shares 132 B shares 10 C shares
vii)	Members:

Full name	Registered address	Number of Shares held
Steven Douglas Buckingham	/	66 ordinary B shares
GRP Retail Holdco Limited	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1180 ordinary A shares
Simon Braid Aitken	/	33 ordinary B shares
Grokes James	/	33 ordinary B shares
Samuel John Cowen	/	10 ordinary C shares

viii)	Directors:

Full name	Service address	Nationality
Simon Braid Aitken	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Steven Douglas Buckingham	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Duncan Neil Carter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Henry Julian Nicholas Fitzalan Howard	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Stuart James Grieb	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
James Iain Stuart Grokes	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

79.
Perkify.co.uk Limited

i)	Registered number	:	12125273
ii)	Date of incorporation	:	26 July 2019
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£100
vii)	Members:

Full name	Registered address	Number of Shares held
Insync Insurance Solutions Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	50 ordinary A shares 50 ordinary B shares

viii)	Directors:

Full name	Service address	Nationality
Christopher Haggart	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Jon Roy Norman	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Ben Steven White	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

80.
Three Sixty Insure Limited

i)	Registered number	:	06624077
ii)	Date of incorporation	:	18 June 2008
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£12,002
vii)	Members:

Full name	Registered address	Number of Shares held
Gauntlet Insurance Services Limited	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	12,000 ordinary A shares 100 ordinary B shares 100 ordinary C shares

viii)	Directors:

Full name	Service address	Nationality
Steven Douglas Buckingham	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Samuel John Cowen	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	English

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

81.
Newstead London Limited

i)	Registered number	:	06932852
ii)	Date of incorporation	:	12 June 2009
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£1,000
vii)	Members:

Full name	Registered address	Number of Shares held
Newstead Insurance Brokers Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1,000 ordinary shares

viii)	Directors:

Full name	Service address	Nationality
Paul O’Donnell	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Thornton	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

82.
Alford Burton & Co Limited

i)	Registered number	:	02146781
ii)	Date of incorporation	:	13 July 1987
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	£100
vii)	Members:

Full name	Registered address	Number of Shares held
Newstead Insurance Brokers Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	100

viii)	Directors:

Full name	Service address	Nationality
Daniel Bruce Wybron Alford	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Paul Ecclestone	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Samantha Lucy Ryder	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

83.
Alan & Thomas Holdings Company Limited

i)	Registered number	:	06909287
ii)	Date of incorporation	:	19 May 2009
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited company
vi)	Issued share capital	:	148,125 ordinary A shares 49,375 ordinary B shares 250 ordinary C shares 750 ordinary D shares
vii)	Members:

Full name	Registered address	Number of Shares held
GRP Retail Holdco Limited	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	148,125 ordinary A shares 25,825 ordinary B shares
Julian Boughton	/	14,130 ordinary B shares
Stewart King	/	9,420 ordinary B shares
Claire Clarke	/	125 ordinary C shares 375 ordinary D shares
Natasha Claire Miller	/	125 ordinary C shares 375 ordinary D shares

viii)	Directors:

Full name	Service address	Nationality
Julian Clive Boughton	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Duncan Neil Carter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Stewart Andrew King	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	English

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

84.
DCJ Group Insurance & Risk Management Limited

i)	Registered number	:	02554999
ii)	Date of incorporation	:	5 November 1990
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1,313 Ordinary A Shares of £1.00 each 144 Ordinary B Shares of £1.00 each 11 Ordinary C Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Christopher Breeze	/	36 Ordinary B Shares
Richard James Delaney	/	14 Ordinary B Shares
David Charles Jones	/	80 Ordinary B Shares
Ian David Jones	/	14 Ordinary B Shares
David John Lee	/	11 Ordinary C Shares
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1,313 Ordinary A Shares

viii)	Directors:

Full name	Service address	Nationality
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Richard James Delaney	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Christopher Malcolm Breeze	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

85.
Higos Limited

i)	Registered number	:	09728114
ii)	Date of incorporation	:	11 August 2015
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	388,760 Ordinary A Shares of £0.001 each 100 Ordinary B Shares of £0.001 each 50 Ordinary C Shares of £0.001 each
vii)	Members:

Full name	Registered address	Number of Shares held
Stephen John Moss	/	100 Ordinary B Shares
GRP Retail Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	388,760 Ordinary A Shares
David Woolcock	/	50 Ordinary C Shares

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Stephen Alan Ross	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

86.
Crotty Insurance Brokers Limited

i)	Registered number	:	217756
ii)	Date of incorporation	:	26 May 1994
iii)	Place of incorporation	:	Ireland
iv)	Address of registered office	:	GET COVER HOUSE, 6 LEOPARDSTOWN OFFICE PARK, SANDYFORD INDUSTRIAL ESTATE DUBLIN 18, DUBLIN 18, DUBLIN, D18P6F5
v)	Class of company	:	Private company limited by shares
vi)	Issued share capital	:	23,699 A Ordinary Shares of €1.26 each 3,425 B Ordinary Shares of €1.26 each 100 C Ordinary Shares of €1.26 each
vii)	Members:

Full name	Registered address	Number of Shares held
Finbarr Crotty	10 GLENAYR ROAD, RATHGAR, DUBLIN 6, IRELAND	1,381 B Ordinary Shares
Graham Devine	131 ALDERBROOK GLEN, ASHBOURNE, CO. MEATH	406 B Ordinary Shares
Eoin Green	14 BEECH PARK AVENUE, FOXROCK, DUBLIN 18	1,584 B Ordinary Shares
GRP Retail Holdco Limited	7th Floor Corn Exchange,55 Mark Lane, London England EC3R 7NE	23,699 A Ordinary Shares
James Martin	Brankhill, Belturbet, Co. Cavan	100 C Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Finbar Crotty	10 GLENAYR ROAD, RATHGAR, DUBLIN 6, IRELAND	Irish
Eoin Green	14 BEECH PARK AVENUE, FOXROCK, DUBLIN 18., D18P7X8, IRELAND	Irish
Graham Devine	131 ALDERBROOK GLEN ASHBOURNE, CO. MEATH, IRELAND	Irish
Neil Thornton	4 Hillcrest Rise,, Leeds, LS16 7DL, United Kingdom	Irish

xviii)	Secretary Details

Full name	Registered address
Finbar Crotty	10 GLENAYR ROAD, RATHGAR, DUBLIN 6, IRELAND

xix)	Accounting reference date:	:	30 September
xx)	Tax residence	:	Ireland

87.
Martin Insurance Limited

i)	Registered number	:	76127
ii)	Date of incorporation	:	20 June 1980
iii)	Place of incorporation	:	Ireland
iv)	Address of registered office	:	GET COVER HOUSE, 6 LEOPARDSTOWN OFFICE PARK, SANDYFORD INDUSTRIAL ESTATE DUBLIN 18, DUBLIN 18, DUBLIN, D18P6F5
v)	Class of company	:	Private company limited by shares
vi)	Issued share capital	:	2 Ordinary Shares of €1.25 each
vii)	Members:

Full name	Registered address	Number of Shares held
Crotty Insurance Brokers Limited	Get Cover House, 6 Leopardstown Office Park, Sandyford Business Park, Dublin 18	2 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
James Martin	Brankhill, Belturbet, Co. Cavan	Irish
Martina Martin	Killyluggan, Ballyconnell, Co. Cavan, Ireland	Irish

xviii)	Secretary Details

Full name	Registered address
Martina Martin	Killyluggan, Ballyconnell, Co. Cavan, Ireland

ix)	Accounting reference date:	:	31 January
x)	Tax residence	:	Irish

88.
Alan & Thomas Insurance Brokers Limited

i)	Registered number	:	04514651
ii)	Date of incorporation	:	19 August 2002
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	191,500 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Alan & Thomas Holding Company Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	191,500 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Julian Clive Boughton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Duncan Neil Carter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Robert John Gale	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Stuart James Grieb	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Mark Andrew Hasell	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Stewart Andrew King	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

89.
BIG Insurance Limited

i)	Registered number	:	03724534
ii)	Date of incorporation	:	26 February 1999
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:

67,998 Ordinary Shares of £1.00 each

1 Ordinary A Shares of £1.00 each

4 Ordinary B Shares of £1.00 each

2 Ordinary C Shares of £1.00 each

2 Ordinary D Shares of £1.00 each

1 Ordinary E Shares of £1.00 each

vii)	Members:

Full name	Registered address	Number of Shares held
Alan & Thomas Holding Company Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	67,998 Ordinary Shares 1 Ordinary A Shares 4 Ordinary B Shares 2 Ordinary C Shares 2 Ordinary D Shares 1 Ordinary E Shares

viii)	Directors:

Full name	Service address	Nationality
Julian Clive Boughton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Jason Hicks	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Stewart Andrew King	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

90.
J E Sills & Sons Limited

i)	Registered number	:	03960552
ii)	Date of incorporation	:	30 March 2000
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1,000 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
DCJ Group Insurance & Risk Management Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1,000 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
David John Lee	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

91.
GW 375 Limited

i)	Registered number	:	04706932
ii)	Date of incorporation	:	21 March 2003
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	277 Ordinary A Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
DCJ Group Insurance & Risk Management Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	277 Ordinary A Shares

viii)	Directors:

Full name	Service address	Nationality
Christopher Breeze	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Steven Raymond Taylor	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

92.
Real Insurance Group Limited

i)	Registered number	:	02690266
ii)	Date of incorporation	:	24 February 1992
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	5,305 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
GW 375 Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	5,305 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Christopher Breeze	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Steven Raymond Taylor	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

93.
Higos Holdings Limited

i)	Registered number	:	02652872
ii)	Date of incorporation	:	10 October 1991
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	212,543 Ordinary A Shares of £0.001 each
vii)	Members:

Full name	Registered address	Number of Shares held
Higos Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	212,543 Ordinary A Shares

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Duncan Neil Carter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

94.
Higos Insurance Services Limited

i)	Registered number	:	02667978
ii)	Date of incorporation	:	3 December 1991
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1,454,981 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Higos Holdings Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1,454,981 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Matthew James Hartigan	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	British
Stuart James Grieb	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Duncan Neil Carter	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

95.
John Beard & Son Limited

i)	Registered number	:	04232902
ii)	Date of incorporation	:	12 June 2001
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	85 Ordinary A Shares of £1.00 each 76 Ordinary B Shares of £1.00 each 30 Ordinary C Shares of £1.00 each 5 Ordinary D Shares of £1.00 each 5 Ordinary E Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Higos Holdings Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	85 Ordinary A Shares 76 Ordinary B Shares 30 Ordinary C Shares 5 Ordinary D Shares 5 Ordinary E Shares

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

96.
The Insurance Group Limited

i)	Registered number	:	02080712
ii)	Date of incorporation	:	4 December 1986
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	50,000 A Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Higos Holdings Limited	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	50,000 A Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Matthew James Hartigan	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

97.
Web Shaw Limited

i)	Registered number	:	05346950
ii)	Date of incorporation	:	31 January 2005
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1 Ordinary A Shares of £1.00 each 1 Ordinary B Shares of £1.00 each 1 Ordinary C Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Higos Holdings Limited	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	1 Ordinary A Shares 1 Ordinary B Shares 1 Ordinary C Shares

viii)	Directors:

Full name	Service address	Nationality
Matthew James Hartigan	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	British
Stephen John Moses	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

98.
Greens Holdco 1 Limited

i)	Registered number	:	04386466
ii)	Date of incorporation	:	4 March 2002
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	61,901 Ordinary B Shares of £0.025 each 121,493 Ordinary A Shares of £0.025 each

vii)	Members:

Full name	Registered address	Number of Shares held
Andy Alabaster	/	1,560 Ordinary B Shares of £0.025 each
Sue Alabaster	/	250 Ordinary B Shares of £0.025 each
Kevin Barnard	/	1,677 Ordinary B Shares of £0.025 each
David Brown	/	596 Ordinary B Shares of £0.025 each
Duncan Alistair Coleman	/	5,500 Ordinary B Shares of £0.025 each
Michelle Coleman	/	5,379 Ordinary B Shares of £0.025 each
Phillip Day	/	199 Ordinary B Shares of £0.025 each
David Donald	/	530 Ordinary B Shares of £0.025 each
Nicholas Philip Everitt	/	3,620 Ordinary B Shares of £0.025 each
Clive Scott Galbraith	/	3,827 Ordinary B Shares of £0.025 each
Dawn Galbraith	/	3,765 Ordinary B Shares of £0.025 each
Glen Vernon Gillam	/	905 Ordinary B Shares of £0.025 each
Jodie Gillam	/	905 Ordinary B Shares of £0.025 each
Greens Holdco Limited	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	121,493 Ordinary A Shares of £0.025 each 32,804 Ordinary B Shares of £0.025 each
David John Westwood	/	384 Ordinary B shares of £0.025 each

viii)	Directors:

Full name	Service address	Nationality
Michael Andrew Bruce	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Duncan Alistair Coleman	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	British
Clive Scott Galbraith	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	British
Stephen Alan Ross	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

99.
Green Insurance Brokers Limited

i)	Registered number	:	02086969
ii)	Date of incorporation	:	5 January 1987
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	20,100 Ordinary A Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Greens Holdco 1 Limited	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	20,100 Ordinary A Shares

viii)	Directors:

Full name	Service address	Nationality
Duncan Alistair Coleman	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Robert Ashburn	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Duncan Neil Carter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Clive Scott Galbraith	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Stuart James Grieb	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

100.
Reid Briggs (Holdings) Limited

i)	Registered number	:	05978180
ii)	Date of incorporation	:	25 October 2006
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	100 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Greens Holdco 1 Limited	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	100 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Kevin Peter Barnard	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

101. Reid Briggs & Co Limited

i)	Registered number	:	00808427
ii)	Date of incorporation	:	10 June 1964
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1,000 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Reid Briggs (Holdings) Limited	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	1,000 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Kevin Peter Barnard	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

102. Clifton Morley Associates Limited

i)	Registered number	:	04697771
ii)	Date of incorporation	:	14 March 2003
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE
v)	Class of company	:	Private Limited Company
vi)	Issued share capital	:	100 Ordinary A Shares of £1.00 each 100 Ordinary B Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Greens Holdco 1 Limited	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	100 Ordinary A Shares 100 Ordinary B Shares

viii)	Directors:

Full name	Service address	Nationality
William Alfred Morley	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

103. Millard Insurance Services Limited

i)	Registered number	:	04547385
ii)	Date of incorporation	:	27 September 2002
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	48 Ordinary A Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Greens Holdco 1 Limited	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	48 Ordinary A Shares

viii)	Directors:

Full name	Service address	Nationality
Robert Ashburn	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Duncan Alistair Coleman	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
David Brown	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Philip Day	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

104. Manor Insurance Services Limited

i)	Registered number	:	04824667
ii)	Date of incorporation	:	8 July 2013
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	100 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Greens Holdco 1 Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	100 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Robert Ashburn	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Duncan Alistair Coleman	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

105. R.T. Williams Insurance Brokers Limited

i)	Registered number	:	04994416
ii)	Date of incorporation	:	15 December 2003
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	50,001 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Greens Holdco 1 Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	50,001 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Duncan Alistair Coleman	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Christopher Thomas Williams	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

106. NIBL Holdings Limited

i)	Registered number	:	09262636
ii)	Date of incorporation	:	14 October 2014
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	102 Ordinary Shares of £1.00 each 98 Ordinary B Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Greens Holdco 1 Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	102 Ordinary Shares 98 Ordinary B Shares

viii)	Directors:

Full name	Service address	Nationality
Duncan Alistair Coleman	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Leo Hetherington	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

107. NIB Insurance Brokers Limited

i)	Registered number	:	07028893
ii)	Date of incorporation	:	24 September 2009
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	100 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
NIBL Holdings Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	95 Ordinary Shares
R.T Williams Insurance Brokers Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	5 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Christopher Thomas Williams	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Duncan Alistair Coleman	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

108. City of London Underwriting Agencies Limited

i)	Registered number	:	03471330
ii)	Date of incorporation	:	20 November 1997
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	80 Ordinary A Shares of £1.00 each 20 Ordinary B Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Greens Holdco 1 Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	80 Ordinary A Shares 20 Ordinary B Shares

viii)	Directors:

Full name	Service address	Nationality
Christopher Alan Smith	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

109. CICG Limited

i)	Registered number	:	08529230
ii)	Date of incorporation	:	14 May 2013
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:

41,115,214 Deferred Shares

100,484 Ordinary A Shares of £0.01 each

534,517 Ordinary A1 Shares of £0.0017 each

96,200 Ordinary A2 Shares of £0.001 each

14,816 Ordinary B Shares of £0.01 each

111,293 Ordinary B1 Shares of £0.0017 each

35,200 Ordinary B2 Shares of £0.001 each

vii)	Members:

Full name	Registered address	Number of Shares held
Alastair James Christopherson	/	6,643 Ordinary B1 Shares
David Alexander Lewis Clapp	/	5,027 Ordinary B Shares 28,562 Ordinary B1 Shares 5,030 Ordinary B2 Shares
County Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	41,115,214 Deferred Shares 100,484 Ordinary A Shares 534,517 Ordinary A1 Shares 96,200 Ordinary A2 Shares 8,664 Ordinary B Shares 76,088 Ordinary B1 Shares 21,044 Ordinary B2 Shares
Christian Parker	/	2,562 Ordinary B2 Shares
Andrew Paul Roden	/	2,564 Ordinary B2 Shares
Westerby Trustee Services Limited	/	1,125 Ordinary B Shares 4,000 Ordinary B2 Shares

viii)	Directors:

Full name	Service address	Nationality
Duncan Neil Carter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Alastair James Christopherson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Christian Parker	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Andrew Paul Roden	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

110. County Insurance Consultants Limited

i)	Registered number	:	04787941
ii)	Date of incorporation	:	5 June 2003
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1,176 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
CICG Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1,176 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Alastair James Christopherson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Duncan Neil Carter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Mark John Hallam	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Christian Parker	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Andrew Paul Roden	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Paula Williams	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

111.
NMJ Insurance Brokers Limited

i)	Registered number	:	06886321
ii)	Date of incorporation	:	23 April 2009
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	25,000 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
CICG Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	25,000 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Alastair James Christopherson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Andrew Paul Roden	2nd Floor, 50 Fenchurch Street, London, England, England , EC3M 3JY	British
Christian Parker	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

112.
Guardian IB Limited

i)	Registered number	:	08048912
ii)	Date of incorporation	:	27 April 2012
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1,600 Ordinary A Shares of £1.00 each 400 Ordinary B Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
CICG Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1,600 Ordinary A Shares 300 Ordinary B Shares
Adrian John Mead	/	100 Ordinary B Shares

viii)	Directors:

Full name	Service address	Nationality
Alastair James Christopherson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Adrian John Mead	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Christian Parker	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Steven Lee Smith	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

113.
Swinford Insurance Consultants Limited

i)	Registered number	:	04566971
ii)	Date of incorporation	:	18 October 2002
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	100 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
CICG Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	100 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Alastair James Christopherson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
British
Christian Parker	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Andrew Paul Roden	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

114.
Eric Rawlins & Co Limited

i)	Registered number	:	00418955
ii)	Date of incorporation	:	9 September 1946
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	49,730 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
CICG Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	49,730 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Alastair James Christopherson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
British
Kenneth Allan Hill	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Christian Parker	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Andrew Paul Roden	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Robert Stuart Salt	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Christopher Thomas Tatton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

115.
CJN Insurance Services Limited

i)	Registered number	:	03351716
ii)	Date of incorporation	:	14 April 1997
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1,020 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
CICG Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1,020 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Alastair James Christopherson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Christian Parker	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Peter John Short	Poolridge Cottage, Stoke Bliss, Tenbury Wells, Worcester, Worcestershire, WR15 8QJ	British
Stephen Short	Redgate, Bromyard Road, Tenbury Wells, Worcestershire, WR15 8BS	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

116.
Thompson Brothers Holdings Limited

i)	Registered number	:	06241563
ii)	Date of incorporation	:	9 May 2007
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	2000 A Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
CICG Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	2,000 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Alastair James Christopherson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Christian Parker	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Barry Charles Thompson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

117.
Thompson Brothers Insurance Consultants Limited

i)	Registered number	:	04553773
ii)	Date of incorporation	:	4 October 2022
iii)	Place of incorporation	:	United Kingdom
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	2,000 Ordinary A Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Thompson Brothers Holdings Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	2,000 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Alastair James Christopherson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Christian Parker	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Barry Charles Thompson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

118.
JSW Insurance Services Limited

i)	Registered number	:	04718583
ii)	Date of incorporation	:	1 April 2013
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	20,000 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
CICG Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	20,000 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Alastair James Christopherson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

119.
Ability Services Limited

i)	Registered number	:	05984762
ii)	Date of incorporation	:	1 November 2006
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	2 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
CICG Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	2 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality

Alastair James Christopherson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Christian Parker	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

120.
GWI Limited

i)	Registered number	:	05031446
ii)	Date of incorporation	:	2 February 2004
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	100 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
CICG Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	100 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Alistair James Christopherson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Christian Parker	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

121.
Meadons Holdings 1 Limited

i)	Registered number	:	11942279
ii)	Date of incorporation	:	12 April 2019
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	102 Ordinary A Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
CICG Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	102 Ordinary A Shares

viii)	Directors:

Full name	Service address	Nationality
Christopher Bate	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Alastair James Christopherson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Frederick Hancock	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Christian Parker	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Andrew Paul Roden	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

122.
Meadons Insurance Brokers Limited

i)	Registered number	:	05035657
ii)	Date of incorporation	:	5 February 2004
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1 Ordinary Share of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
CICG Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1 Ordinary Share

viii)	Directors:

Full name	Service address	Nationality
Christopher Bate	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Alastair James Christopherson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Neil Frederick Hancock	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Christian Parker	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Andrew Paul Roden	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

123.
Rawlins Holdings Limited

i)	Registered number	:	06474123
ii)	Date of incorporation	:	15 January 2008
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	200,000 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
CICG Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	200,000 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Alastair James Christopherson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Christian Parker	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

124.
Douglas Insurance Brokers Limited

i)	Registered number	:	00520385
ii)	Date of incorporation	:	6 June 1953
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	4,000 Ordinary A Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
CICG Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	4,000 Ordinary A Shares

viii)	Directors:

Full name	Service address	Nationality
Alastair James Christopherson	Nicola Jane Gifford	British
Christian Parker		British
Andrew Paul Roden	Nicola Jane Gifford	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	Nicola Jane Gifford 7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE British

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

125.
Britannia Consultants Services Limited

i)	Registered number	:	07190673
ii)	Date of incorporation	:	16 March 2010
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	53,001 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
CICG Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	53,001 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Alastair James Christopherson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Stephen Farrell	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Joanne Ford	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Christian Parker	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

126.
L J B Management Co Limited

i)	Registered number	:	11422510
ii)	Date of incorporation	:	19 June 2018
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	102 Ordinary B Shares of £1.00 each 409 Ordinary A Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Leigh Robert George Birrell	/	51 Ordinary B Shares
James Alexander Birrell	/	51 Ordinary B Shares
Birrell Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	409 Ordinary A Shares

viii)	Directors:

Full name	Service address	Nationality
Duncan Neil Carter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
James Alexander Birrell	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Leigh Robert George Birrell	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

127.
Birrell Group Limited

i)	Registered number	:	10170067
ii)	Date of incorporation	:	9 May 2016
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	514 Ordinary A Shares of £1.00 each 111 Ordinary B Shares of £1.00 each 514 Ordinary C Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
L J B Management Co Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	400 Ordinary A Shares 111 Ordinary B Shares 400 Ordinary C Shares
Birrell Holdco Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	114 Ordinary A Shares 114 Ordinary C Shares

viii)	Directors:

Full name	Service address	Nationality
Duncan Neil Carter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
James Alexander Birrell	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Leigh Robert George Birrell	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

128.
Kingsway Insurance Services Limited

i)	Registered number	:	04535922
ii)	Date of incorporation	:	16 September 2002
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	1139 Ordinary A Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Birrell Group Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	1,139 Ordinary A Shares

viii)	Directors:

Full name	Service address	Nationality
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
James Alexander Birrell	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Leigh Robert George Birrell	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

129.
Bausor Hall Associates Limited

i)	Registered number	:	04571338
ii)	Date of incorporation	:	23 October 2002
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	3 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Birrell Group Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	3 Ordinary Shares of £1.00 each

viii)	Directors:

Full name	Service address	Nationality
James Alexander Birrell	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Leigh Robert George Birrell	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

130.
Managed Risk Solutions Limited

i)	Registered number	:	05854117
ii)	Date of incorporation	:	21 June 2006
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	2,220 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Birrell Group Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	2,220 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
James Alexander Birrell	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Leigh Robert George Birrell	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
John Eric Meadows	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

131.
Home Counties Insurance Services Limited

i)	Registered number	:	02532799
ii)	Date of incorporation	:	20 August 1990
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	111,11 Ordinary Shares of £0.01 each
vii)	Members:

Full name	Registered address	Number of Shares held
Birrell Group Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	11,111 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Stephen Anthony White	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

Leigh Robert George Birrell	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

James Alexander Birrell	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

Clifford Amos	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

132.
Premier Choice Healthcare Holdings Limited

i)	Registered number	:	11395243
ii)	Date of incorporation	:	4 June 2018
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	30 Ordinary B Shares of £1.00 each 270 Ordinary A Shares of £1.00 each 24 Ordinary C Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Jasmine Albano	/	9 Ordinary C Shares
GRP Lodge Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	270 Ordinary A Shares 24 Ordinary B Shares
James Neeves	/	15 Ordinary C Shares

Teresa Lorraine Ostle	/	6 Ordinary B Shares

viii)	Directors:

Full name	Service address	Nationality
Duncan Neil Carter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

Teresa Lorraine Ostle	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

133.
Premier Choice Healthcare Group Limited

i)	Registered number	:	08589071
ii)	Date of incorporation	:	28 June 2013
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	110 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Premier Choice Healthcare Holdings Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	110 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Duncan Neil Carter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Stuart James Grieb	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

Teresa Lorraine Ostle	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

134.
Premier Choice Healthcare Limited

i)	Registered number	:	03910149
ii)	Date of incorporation	:	20 January 2000
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	75 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Premier Choice Healthcare Group Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	75 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Duncan Neil Carter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

Stuart James Grieb	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

Stephen John Hough	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

Teresa Lorraine Ostle	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

135.
Corporate Trustcare Management Limited

i)	Registered number	:	04721457
ii)	Date of incorporation	:	3 April 2003
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	75 Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Premier Choice Healthcare Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	75 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Teresa Lorraine Ostle	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

Duncan Neil Carter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

136.
Equity Health Solutions Limited

i)	Registered number	:	10300459
ii)	Date of incorporation	:	28 July 2016
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	100 Ordinary Shares of £0.01 each
vii)	Members:

Full name	Registered address	Number of Shares held
Premier Choice Healthcare Group Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	100 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Jasmine Albano	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

Stephen John Hough	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
James Neeves	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

137.
SJA International Limited

i)	Registered number	:	04136682
ii)	Date of incorporation	:	8 January 2001
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	100 Ordinary Shares of £0.01 each
vii)	Members:

Full name	Registered address	Number of Shares held
Premier Choice Healthcare Group Limited	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	100 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality

Stephen John Hough	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	Deloitte LLP
xii)	Tax residence	:	United Kingdom

138.
Square Peg Holdings Limited

i)	Registered number	:	11848810
ii)	Date of incorporation	:	26 February 2019
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	Unit 16 Lotmead Business Park, Wanborough, Swindon, England, SN4 0UY
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	16972 Ordinary Shares of £0.01 each
vii)	Members:

Full name	Registered address	Number of Shares held
Adam O’Keefe	/	6800 Ordinary Shares
Thomas Chaston	/	6800 Ordinary Shares
Karen Coombe	/	186 Ordinary Shares
Jennifer Jennings Oakden-Howell	/	186 Ordinary Shares
GRP Newco Limited	7th Floor, Corn Exchange, 55 Mark Lane, London, EC3R 7NE	3000 Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Thomas Christopher Chaston	Unit 16, Lotmead Business Park, Wanborough, Swindon, England , SN4 0UY	British
British
Adam Luke O’Keefe	Unit 16, Lotmead Business Park, Wanborough, Swindon, England , SN4 0UY

ix)	Secretary:

Full name	Service address
N/A	N/A

x)	Accounting reference date:	:	30 June
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

139.
All Medical Professionals Limited

i)	Registered number	:	04468555
ii)	Date of incorporation	:	25 June 2002
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	Unit 15 Lotmead Business Park, Wanborough, Swindon, England, SN4 0UY
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	200 Ordinary Shares of £1.00 each 1 Ordinary A Share of £1.00 each 1 Ordinary B Share of £1.00 each 1 Ordinary C Share of £1.00 each 1 Ordinary D Share of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
Square Peg Holding Ltd	Unit 16, Lotmead Business Park, Wanborough, Swindon, England, SN4 0UY	200 Ordinary Shares 1 Ordinary A Share 1 Ordinary B Share 1 Ordinary C Share 1 Ordinary D Share

viii)	Directors:

Full name	Service address	Nationality
Adam Luke O’Keefe	Unit 16, Lotmead Business Park, Wanborough, Swindon, England, SN4 0UY	British

Thomas Christopher Chaston	Unit 16, Lotmead Business Park, Wanborough, Swindon, England, SN4 0UY	British

ix)	Secretary:

Full name	Service address
N/A	N/A

x)	Accounting reference date:	:	30 June
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

140.
Inspire Risk Management Limited

i)	Registered number	:	06509349
ii)	Date of incorporation	:	20 February 2008
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	100 A Ordinary Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
CICG Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	100 A Ordinary Shares

viii)	Directors:

Full name	Service address	Nationality
Alastair James Christopherson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Jonathan Guy Franks	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

Christian Parker	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

141.
Assured Insurance Solutions Limited

i)	Registered number	:	04588655
ii)	Date of incorporation	:	13 November 2002
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	10 Ordinary A Shares of £1.00 each
vii)	Members:

Full name	Registered address	Number of Shares held
RIB Assured Group Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	10 Ordinary A Shares

viii)	Directors:

Full name	Service address	Nationality
Neil Thornton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Geoffrey Stephen Kirk	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
John Jesson	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

142.
Aquilla Insurance Brokers Limited

i)	Registered number	:	06552042
ii)	Date of incorporation	:	1 April 2008
iii)	Place of incorporation	:	England
iv)	Address of registered office	:	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE
v)	Class of company	:	Private limited Company
vi)	Issued share capital	:	140,000 Ordinary A Shares of £0.001 each 50,000 Ordinary B Shares of £0.001 each 10,000 Ordinary C Shares of £0.001 each
vii)	Members:

Full name	Registered address	Number of Shares held
Alan & Thomas Holding Company Limited	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	140,000 Ordinary A Shares 50,000 Ordinary B Shares 10,000 Ordinary C Shares

viii)	Directors:

Full name	Service address	Nationality
Julian Clive Boughton	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Claire Clarke	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Stewart Andrew King	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British
Natasha Claire Miller	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE	British

ix)	Secretary:

Full name	Service address
Andrew Stewart Hunter	7th Floor Corn Exchange, 55 Mark Lane, London, England, EC3R 7NE

x)	Accounting reference date:	:	31 March
xi)	Auditors	:	N/A
xii)	Tax residence	:	United Kingdom

Schedule 6

FCA Regulated Entities

Abbey Bond Lovis Limited

Alan & Thomas Insurance Brokers Limited

Alford Burton and Company Limited

Allcover Insurance Brokers Limited

All Medical Professionals Limited

Anderson Ashcroft Insurance Brokers Limited

Anglo Hibernian Bloodstock Insurance Services Limited

Aquilla Insurance Brokers Limited

Assured insurance Solutions Limited

Barpax Associates Limited

Bausor Hall Associates Limited

BBPS Limited

BHK Insurance Services Limited

BIG Insurance Limited

Camberford Law Ltd

Cavendish Munro Professional Risks Limited

Cherish Insurance Brokers Limited

City of London Underwriting Agencies London Limited

CJN Insurance Services Limited

Country & Commercial Insurance Brokers Limited

County Insurance Consultants Limited

DCJ Group Insurance & Risk Management Limited

Digney Grant Limited

Douglas Insurance Brokers Limited

Eric Rawlins & Co Limited

European Property Underwriting Limited

Five Insurance Brokers Limited

Gauntlet Insurance Services Limited

Global Risk Partners Limited

Global Risk Partners Intermediary Limited

Green Insurance Brokers Limited

GRP Retail Limited

Higos Insurance Services Limited

Home Counties Insurance Services Limited

Insync Insurance Solutions Limited

J E Sills & Sons Limited

Kingsway Insurance Services Limited

KMGC Limited

Lawrence Fraser Limited

Lexicon Property Limited

Lonmar Global Risks Limited

Managed Risk Solutions Limited

Marshall Wooldridge Limited

Martin Insurance Limited

McGrady Limited

Meadons Insurance Brokers Limited

Newstead Insurance Brokers Limited

NMJ Insurance Brokers Limited

Oasis Property Insurance Services Limited

Plum Underwriting Limited

Premier Choice Healthcare Limited

Professional & Medical Insurance Solutions Limited

Professional Insurance Agents Limited

Real Insurance Group Limited

RIB Group Limited

RK Shipman Limited

R M K Insurance Consultants Limited

RT Williams Insurance Brokers Limited

Shearwater Insurance Services Limited

The Purple Partnership Limited

Thomas Sagar Insurances Limited

Three Sixty Insure Limited

U-Sure Insurance Services Limited

Web Shaw Limited

WM Brokers Limited (formerly ECS Insurance Brokers Limited)

3XD Limited

This Agreement is executed as a deed by the Parties and is delivered and takes effect on the date at the beginning of it.

SIGNED by ANDREW HUNTER in the presence of:	/s/ Andrew Hunter
Signature of Andrew Hunter

/s/ Steve Biggs
Witness signature
Steve Biggs
Print name
Steve Biggs
Print address
61 Bow Road, Wateringbury ME18 5DL
Witness occupation Sign-Writer

Signature page to Majority SPA

SIGNED by STEPHEN ROSS acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Steve Biggs
Witness signature
Steve Biggs
Print name
Steve Biggs
Print address
61 Bow Road, Wateringbury ME 18 5DL
Witness occupation Sign-Writer

Signature page to Majority SPA

SIGNED by PHILIP ROCK acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Steve Biggs
Witness signature
Steve Biggs
Print name
Steve Biggs
Print address
61 Bow Road, Wateringbury ME 18 5DL
Witness occupation Sign-Writer

Signature page to Majority SPA

SIGNED by MICHAEL BRUCE in the presence of:	/s/ Michael Bruce
Signature of Michael Bruce

/s/ Deborah Bruce
Witness signature
Deborah Bruce
Print name
Royston Manor, St Peter’s Lane, Clayworth, Notts, DN22 9AA
Print address
Housewife
Witness occupation

Signature page to Majority SPA

SIGNED by CHRIS SIME acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Steve Biggs
Witness signature
Steve Biggs
Print name
Steve Biggs
Print address
61 Bow Road, Wateringbury ME 18 5DL
Witness occupation Sign-Writer

Signature page to Majority SPA

SIGNED by NEIL THORNTON acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Steve Biggs
Witness signature
Steve Biggs
Print name
Steve Biggs
Print address
61 Bow Road, Wateringbury ME 18 5DL
Witness occupation Sign-Writer

Signature page to Majority SPA

SIGNED by CLIVE NATHAN acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Steve Biggs
Witness signature
Steve Biggs
Print name
Steve Biggs
Print address
61 Bow Road, Wateringbury ME 18 5DL
Witness occupation Sign-Writer

Signature page to Majority SPA

SIGNED by CHRISTOPHER HAGGART acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Steve Biggs
Witness signature
Steve Biggs
Print name
Steve Biggs
Print address
61 Bow Road, Wateringbury ME 18 5DL
Witness occupation Sign-Writer

Signature page to Majority SPA

SIGNED by CLAIRE LADHANI acting by her duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Steve Biggs
Witness signature
Steve Biggs
Print name
Steve Biggs
Print address
61 Bow Road, Wateringbury ME 18 5DL
Witness occupation Sign-Writer

Signature page to Majority SPA

SIGNED by STUART GRIEB acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Steve Biggs
Witness signature
Steve Biggs
Print name
Steve Biggs
Print address
61 Bow Road, Wateringbury ME 18 5DL
Witness occupation Sign-Writer

Signature page to Majority SPA

SIGNED by STEVEN ANSON acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Steve Biggs
Witness signature
Steve Biggs
Print name
Steve Biggs
Print address
61 Bow Road, Wateringbury ME 18 5DL
Witness occupation Sign-Writer

Signature page to Majority SPA

SIGNED by DUNCAN CARTER acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter

/s/ Steve Biggs
Witness signature
Steve Biggs
Print name
Steve Biggs
Print address
61 Bow Road, Wateringbury ME 18 5DL
Witness occupation Sign-Writer

Signature page to Majority SPA

SIGNED by PETER CULLUM acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Steve Biggs
Witness signature
Steve Biggs
Print name
Steve Biggs
Print address
61 Bow Road, Wateringbury ME 18 5DL
Witness occupation Sign-Writer

Signature page to Majority SPA

SIGNED by ANN CULLUM acting by her duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Steve Biggs
Witness signature
Steve Biggs
Print name
Steve Biggs
Print address
61 Bow Road, Wateringbury ME 18 5DL
Witness occupation Sign-Writer

Signature page to Majority SPA

SIGNED by PETER CULLUM ACTING AS TRUSTEE OF PETER CULLUM DISCRETIONARY SETTLEMENT TRUST acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Steve Biggs
Witness signature
Steve Biggs
Print name
Steve Biggs
Print address
61 Bow Road, Wateringbury ME 18 5DL
Witness occupation Sign-Writer

Signature page to Majority SPA

SIGNED by MELVYN STANLEY JAMES SIMS ACTING AS TRUSTEE OF PETER CULLUM DISCRETIONARY SETTLEMENT TRUST acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Steve Biggs
Witness signature
Steve Biggs
Print name
Steve Biggs
Print address
61 Bow Road, Wateringbury ME 18 5DL
Witness occupation Sign-Writer Signature page to Majority SPA

Signature page to Majority SPA

SIGNED by DAVID MARGRETT ACTING AS TRUSTEE OF THE MARGRETT FAMILY TRUST 2019 acting by his duly authorised attorney in the presence of:	/s/ Michael Bruce
Duly authorised attorney

/s/ Deborah Bruce
Witness signature
Deborah Bruce
Print name
Royston Manor, St Peter’s Lane, Clayworth, Notts, DN22 9AA
Print address
Housewife
Witness occupation

Signature page to Majority SPA

SIGNED by ANDREW HUNTER ACTING AS TRUSTEE OF THE MARGRETT FAMILY TRUST 2019 acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Steve Biggs
Witness signature
Steve Biggs
Print name
Steve Biggs
Print address
61 Bow Road, Wateringbury ME 18 5DL
Witness occupation Sign-Writer

Signature page to Majority SPA

SIGNED by MARK HEPSWORTH acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Steve Biggs
Witness signature
Steve Biggs
Print name
Steve Biggs
Print address
61 Bow Road, Wateringbury ME 18 5DL
Witness occupation Sign-Writer

Signature page to Majority SPA

SIGNED by ANDREW HOMER acting by his duly authorised attorney in the presence of:	/s/ Andrew Hunter
Duly authorised attorney

/s/ Steve Biggs
Witness signature
Steve Biggs
Print name
Steve Biggs
Print address
61 Bow Road, Wateringbury ME 18 5DL
Witness occupation Sign-Writer

Signature page to Majority SPA

SIGNED for and on behalf of GRP (JERSEY) TOPCO LIMITED by ___Andrew Frey_________________________ in the presence of:	/s/ Andrew Frey
Authorised signatory
/s/ Jill Frey
Witness signature
Jill Frey
Print name
Jill Frey
Print address
1133 Park Avenue, Apt. 16w, NY, NY 10128
Witness occupation Lawyer

Signature page to Majority SPA

SIGNED by

TOSCA PENTA ENDEAVOUR LIMITED PARTNERSHIP, acting by its general partner, PENTA TPE GP LIMITED PARTNERSHIP, acting by its general partner, PENTA TPE LIMITED, acting by _Paul Cassidy______, one of its directors in the presence of:

/s/ Paul Cassidy
Authorised signatory
/s/ Brenda Cassidy
Witness signature
Brenda Cassidy
Print name
11 Seyton Avenue Glasgow G46 6QA
Print address
Accountant

Signature page to Majority SPA

Witness occupation

Signature page to Majority SPA

SIGNED as a DEED but not delivered until	)
the first date specified on page 1, by BROWN &	)
BROWN UK HOLDCO LIMITED acting by:	)	/s/ David Lotz
Director

in the presence of:

/s/ Anthony Robinson
Witness signature
Anthony Robinson
Print name
300 North Beach Street, Daytona Beach Florida
Print address
Assistant General Counsel and Assistant Secretary
Witness occupation

Signature page to Majority SPA

SIGNED as a DEED but not delivered until	)
the first date specified on page 1, by BROWN	)
& BROWN, INC. acting by:	)	/s/ David Lotz
Director

/s/ J. Scott Penny
Director

Signature page to Majority SPA